UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

UNITED WISCONSIN GRAIN PRODUCERS, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

W1231 Tessmann Drive

Friesland, WI 53935-0247

Dear Members:

You are cordially invited to attend a special meeting of the members (the “Special Meeting”) of United Wisconsin Grain Producers, LLC (the “Company”) to be held on     ,     , 20___ at the           , _______, Wisconsin.  Registration for the meeting will begin at         .m.  The Special Meeting will commence at approximately        .m., and adjourn at approximately           .m.

This proxy statement is dated ______, 20___  and is being mailed to members on or about ______, 20___.

At this important meeting, you will be asked to vote on the following:

•

Amendments to our Amended and Restated Operating Agreement.  To amend our Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units:  Class A Units, Class B Units and Class C Units.

•

Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

In connection with the proposals to amend our Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50 or more units will be renamed as Class A Units.  Unit holders who are the record holders of at least 11 but no more than 49 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Amended and Restated Operating Agreement are approved, the voting and transfer rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of directors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  The transfer rights of Class A, B and C Units will be restricted to transfers that are approved by our board of directors.  Our board of directors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A Unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.

The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300 by reclassifying a portion of the current outstanding common equity units as Class A Units and the remaining outstanding units will be reclassified as either Class B or Class C Units.  As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act of 1934. Additionally, because the Class B and Class C Units will be held by less than 500 holders of record, the Class B and Class C Units will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.

We are proposing the amendments to our Amended and Restated Operating Agreement because our board of directors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the Securities and Exchange Commission (SEC) outweigh any of the advantages.  We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders.  Our board unanimously recommends that you vote “FOR” the proposal to approve our Second Amended and Restated Operating Agreement.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49 or fewer than 11 units into Class B Units, and the units held by unit holders who are the record holders of 10 or fewer units into Class C Units.  The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement, and we encourage you to read carefully the proxy statement and appendices.  As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.  We are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2008 and Quarterly Report for the fiscal quarter ended September 30, 2009 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (920) 348-5016.

Only members listed on the Company’s records at the close of business on are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.

All members are cordially invited to attend the Special Meeting in person.  However, to assure the presence of a quorum, the board of directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of directors, whether or not you plan to attend the meeting.  The proxy will not be used if you attend and vote at the meeting in person.  You may fax the enclosed proxy card to the Company at (920) 348-5009 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ___ _.m. on _________, 20___.

By order of the Directors,

/s/ Robert J. Miller

Robert J. Miller

Chairman and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Amended and Restated Operating Agreement or the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

W1231 Tessmann Drive

Friesland, WI 53935-0247

NOTICE OF SPECIAL MEETING OF MEMBERS

To be held on ___________, 20___

Notice is hereby given that a special meeting of members of United Wisconsin Grain Producers, LLC will be held on _____________, 20___, at _______ __.m. central time, at _____________________________, _____, Wisconsin for the following purposes:

1.

Amendment to our Amended and Restated Operating Agreement.  To amend our Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units, Class A Units, Class B Units and Class C Units.

2.

Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

In connection with the proposals to amend our Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 11 but no more than 49 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Generally, if the proposed amendments to our Amended and Restated Operating Agreement are approved, the voting rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of directors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  Our board of directors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.  Unit holders of record at the close of business on          are entitled to notice of and to vote at the Special Meeting of Members and any adjournment or postponement of the Special Meeting.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement, and we encourage you to read carefully the proxy statement and appendices.

By order of the Directors,

/s/ Robert J. Miller

Robert J. Miller

Chairman and President

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope.  If you attend the special meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.   You may fax the enclosed proxy card to the Company at (920) 348-5009 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ____ _.m. on _______  , 20___.

Your board of directors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49 or fewer than 11 units into Class B Units, and the units held by unit holders who are the record holders of 10 or fewer units into Class C Units.

SUMMARY TERM SHEET

1

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE
RECLASSIFICATION TRANSACTION

1

SPECIAL FACTORS

12

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

36

DESCRIPTION OF UNITS

40

ABOUT THE SPECIAL MEETING

50

FINANCIAL INFORMATION

52

MARKET PRICE OF UNITED WISCONSIN GRAIN PRODUCERS, LLC UNITS AND
DISTRIBUTION INFORMATION

60

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

61

UNIT PURCHASE INFORMATION

63

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

64

OTHER MATTERS

65

APPENDIX A

AMENDED AND RESTATED OPERATING AGREEMENT

APPENDIX B

PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT

APPENDIX C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2009 ON FORM 10-Q

SUMMARY TERM SHEET

This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement.  However, it is a summary only.  To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, “UWGP,” “we,” “our,” “ours,” “us” and the “Company” refer to United Wisconsin Grain Producers, LLC, a Wisconsin limited liability company.  The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C.  The reclassification is designed to reduce the number of UWGP unit holders of record holding our common equity units to below 300 by reclassifying a portion of the common equity units as Class A Units, and the remaining units will be reclassified as Class B or Class C Units which will result in less than 500 unit holders of each of our Class B and Class C Units. This will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 50 or more units. The new “Class B unit holders” refers to all the UWGP unit holders of record with at least 11 but no more than 49 units.  The new “Class C unit holders” refers to all the UWGP unit holders of record with 10 or fewer units.  References to our “common equity units” refer to our currently outstanding membership units; a portion of such outstanding units will be renamed as Class A units in the event the reclassification transaction is consummated.

United Wisconsin Grain Producers, LLC

United Wisconsin Grain Producers, LLC was formed as a Wisconsin limited liability company on November 2, 2001.  Our principal business office is currently located at W1231 Tessmann Drive, Friesland, Wisconsin.  We are managed by a nine member board of directors.  Our telephone number is (920) 348-5016.

Since May 2005, we have been engaged in the production of ethanol and distillers grains.  Our ethanol plant was originally constructed as a 40 million gallon per year facility.  In December 2007, we substantially completed an expansion that increased our production capacity to approximately 60 million gallons of ethanol per year.  Our revenues are derived from the sale and distribution of ethanol and distillers grains throughout the continental United States, Canada, and overseas.  The principal markets for our ethanol are petroleum terminals in the continental United States.  In July 2009 we also began extracting and selling corn oil as additional source of revenue.

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION

Q:

What is the proposed reclassification transaction?

A:

We are proposing that our members adopt a Second Amended and Restated Operating Agreement that will include amendments to our currently effective Amended and Restated Operating Agreement dated April 9, 2005.  If the proposed Second Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 50 or more units into Class A Units, units held by holders of between 11 and 49 units into Class B Units, and units held by holders of 10 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

1

We are proposing that you adopt two general amendments to our currently effective Amended and Restated Operating Agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C Units, and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes.  Unless both amendments pass, neither amendment will be implemented.  Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved.  See “ – Overview of the Reclassification Transaction” beginning on page 12.

Q:

What is the purpose and structure of the proposed reclassification transaction?

A:

The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A Units, to less than 300 and by having under 500 record unit holders of each of our Class B and Class C Units.  This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents.  It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “ – Purpose and Structure of the Reclassification Transaction” beginning on page 26.

The reclassification transaction is being effected at the record unit holder level.  This means that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  On October 7, 2009, the Company sent a letter to its unit holders notifying them that they had until November 20, 2009 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class.  However, these unit holders had to act within the constraints of the transfer restrictions in our Amended and Restated Operating Agreement, Securities Laws and the IRS publicly traded partnership rules.

Q:

What will be the effects of the reclassification transaction?

A:

The reclassification transaction is a “going private transaction” for UWGP, meaning that it will allow us to deregister with the Securities and Exchange Commission (“SEC”) and we will no longer be subject to reporting obligations under federal securities laws.  As a result of the reclassification transaction, among other things:

•

The number of our record unit holders holding our common equity units currently registered under the Securities Exchange Act of 1934 (“34 Act”), which will be reclassified as Class A Units, will be reduced from approximately 889 to approximately 122 and the number of common equity units outstanding will decrease from 28,475 to approximately 17,126 Class A units;

•

The number of Class B units will correspondingly increase from zero to approximately 7,121 and be held by approximately 321 Class B unit holders of record;

•

The number of Class C units will correspondingly increase from zero to approximately 4,228 and be held by approximately 446 unit holders of record;

•

As a group, the percentage beneficial ownership of and voting power over Class A Units by all directors and executive officers of UWGP will increase approximately 5.1% from approximately 9.6% to approximately 14.7% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

2

•

The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C Unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in UWGP and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•

The new Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class B or Class C Units, for which they will receive no consideration other than the Class B or Class C Units received in the reclassification;

•

Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C Units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•

The new Class B unit holders will have limited voting rights and will have no rights to amend our Second Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•

The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•

The new Class C unit holders will only be allowed to vote on dissolution of the Company and will have no right to nominate, elect or remove directors, to amend our Second Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or to vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A Units; and

•

In addition, Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion.  The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units.

For a further description of how the reclassification transaction will affect you, please see “ – Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31.

Q:

What does it mean for UWGP and our unit holders that UWGP will no longer be a public company and subject to federal securities laws reporting obligations?

A:

We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be publicly available.  However, pursuant to our Second Amended and Restated Operating Agreement, our unit holders will be allowed to inspect, upon reasonable request, Company books and records and the Company will be required to make available an annual report to the members containing the Company’s audited financial statements and quarterly reports to the members containing the Company’s unaudited financial statements.  The liquidity of the units you hold in UWGP may be further reduced since there will be no public information available about UWGP and all of our units will only be tradable in privately negotiated transactions.  We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

3

Q:

Why are you proposing the reclassification transaction?

A:

Our reasons for the reclassification transaction are based on:

•

The administrative burden and expense of making our periodic filings with the SEC;

•

The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•

The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•

The fact that management will have increased flexibility to consider and initiate actions, such as a merger or sale of the Company, which may produce long-term benefits and growth without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act;

•

The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•

The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction; and

•

We anticipate the expense of a going private transaction will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations.

We considered that some of our unit holders may prefer that we continue as an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so.  See “ – Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 16.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders.  Our board of directors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of, our unit holders including both unit holders who will continue to hold our common equity units as Class A Units as well as those unit holders whose units will be reclassified into Class B or Class C Units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination.  To review the reasons for the reclassification transaction in greater detail, please see “ – Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 16.

4

Q:

What amendments to the Amended and Restated Operating Agreement are being proposed by the board of directors?

A:

The board of directors has proposed multiple changes to our Amended and Restated Operating Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing the following changes to Section 5.6(b) of the Amended and Restated Operating Agreement: (i) increasing the amount for which the board is authorized to confess judgment against UWGP without member approval from $500,000 to $1,500,000; (ii) increasing the purchase price at which the board may issue units in UWGP without member approval from $250 per unit to $500 per unit; and (iii) increasing the number of units the board may issue without member approval from 28,000 units to 35,000 units.  Also, the board is proposing that the standard for board action set forth in Section 5.7 be changed from a majority of all directors to a majority present at a meeting of the directors at which a quorum is present.  Additionally, the board is proposing to provide for the indemnification of the Company’s officers under Section 5.16, including the Chief Executive Officer and Chief Financial Officer, in addition to the indemnification already provided for the Company’s directors under that section.  Also, under new Section 5.19 of the Second Amended and Restated Operating Agreement, the directors are proposing that a provision be added providing that directors of the Company may be removed from the board “for cause” upon a two-thirds (2/3) vote of the directors.  Additionally, the board is proposing to revise the maximum membership unit ownership limitation in Section 6.12 so that no member may own or control more than twenty percent (20%) of the Class A units, Class B units or Class C units.  The ownership limitation under our current Amended and Restated Operating Agreement is thirty percent (30%) of all issued and outstanding units.

To review the proposed changes to the Amended and Restated Operating Agreement in greater detail, please see “-- Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement” beginning on page 37 and “Appendix B: Proposed Second Amended and Restated Operating Agreement.”

Q:

 What is the recommendation of our board of directors regarding the proposals?

A:

The board of directors has determined that the reclassification transaction is advisable and in the best interests of our members.  Our board of directors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and “FOR” approval of the reclassification of our units into Class A, Class B and Class C at the special meeting.  See “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 16.

Q:

What will I receive in the reclassification transaction?

A:

If you own, in record name, 50 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units.  If you own, in record name, no more than 49 but no less than 11 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units.  If you own, in record name, 10 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.

In the event the proposals to amend our current Amended and Restated Operating Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:

•

You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;

5

•

You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;

•

Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;

•

All of our unit holders will receive a security with very limited transferability rights; and

•

All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

For additional information, see “—Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31 and “—Effects of the Reclassification Transaction on UWGP; Plans or Proposals after the Reclassification Transaction” beginning on page 27.

Q:

What are the terms of the Class A, Class B and Class C Units?

A:

The following table sets forth the principal differences between our three classes of units:

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or Wisconsin law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement or Wisconsin law.	Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement or Wisconsin law.
Transfer Rights

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws.  Our board of directors has the sole discretion to approve or disallow any proposed transfer.  Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record.  (Section 9)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws.  Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record.  (Section 9)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer.  Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record.  (Section 9)

6

Minimum/Maximum Ownership Requirements

Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class A units (Section 6.12). Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class B units (Section 6.12). Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class C units (Section 6.12). Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Operating Agreement	Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement (Section 8).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement (Section 8).  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement (Section 8).  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).
Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

7

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).
Information Rights	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).

For a complete description of the terms of the Class A, Class B or Class C Units, please refer to “—Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement” beginning on page 44, “—Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement” beginning on page 45, and “—Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement” beginning on page 45.

Q:

Why are 50 units and 11 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C Units?

A:

The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C Units, which will allow us to deregister as an SEC reporting company.  Our board selected 50 units and 11 units as the “cutoff” numbers in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C Units.  See “—Overview of the Reclassification Transaction” beginning on page 12 and “—Purpose and Structure of the Reclassification Transaction” beginning on page 26.

Q:

When is the reclassification transaction expected to be completed?

A:

If the proposed reclassification transaction is approved at the special meeting, we expect to complete such reclassification transaction as soon as practicable following the special meeting.

Q:

What if the proposed reclassification transaction is not completed?

A:

It is possible that the proposed reclassification transaction will not be completed.  The proposed reclassification transaction will not be completed if, for example, the holders of a majority of the Membership Voting Interests outstanding units represented at the special meeting do not vote to adopt the reclassification transaction.  If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

8

Q:

What will happen if, through negotiated trades, UWGP gains additional unit holders requiring SEC registration?

A:

We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC because our units are registered under Section 12 of the Exchange Act.  Such registration is required under Section 12 because we have more than 500 unit holders of record.  If the unit holders approve the proposals to adopt the Second Amended and Restated Operating Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended.  Therefore, if the number of our unit holders of our Class A common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d).  This would require us to file periodic reports going forward and an annual report for the preceding fiscal year.  If the unit holders of record for our Class B or Class C Units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports.  See “—Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page 29.

Q:

If the reclassification transaction is approved, will we continue to have annual financial statements audited and will unit holders continue to receive information on our Company?

A:

Even if we terminate our registration with the SEC, we will continue to make available to our unit holders an annual report containing audited financial statements in accordance with the Second Amended and Restated Operating Agreement.  In additional, as part of the amendments to our Amended and Restated Operating Agreement, in accordance with the Second Amended and Restated Operating Agreement we will continue to make available to our members quarterly reports containing unaudited financial statements.

Q:

Will I have appraisal rights in connection with the reclassification transaction?

A:

Under Wisconsin law and our Amended and Restated Operating Agreement, you do not have appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenter’s rights may exist under Wisconsin law or federal securities laws for unit holders who can demonstrate that they have been damaged by the reclassification transaction.  See “—Appraisal and Dissenters’ Rights” beginning on page 36.

Q:

What are the tax consequences of the reclassification transaction?

A:

We believe the reclassification, if approved and completed, will have the following federal income tax consequences:

•

The reclassification transaction should result in no material federal income tax consequences to us;

•

Those unit holders continuing to hold our common equity units as Class A Units will not recognize any gain or loss in connection with the reclassification;

9

•

Those unit holders receiving Class B or Class C Units will not recognize any gain or loss in the reclassification, their adjusted tax basis in their Class B or Class C Units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C Units will include the holding period during which their original common equity units were held.  For further discussion of the tax consequences of the reclassification transaction, see “—Material Federal Income Tax Consequences of the Reclassification Transaction” beginning on page 35.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:

Should I send in my unit certificates now?

A:

No.  If the reclassification transaction is approved at the special meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C Units after the reclassification transaction is completed.

Q:

Do our directors and officers have different interests in the reclassification transaction?

A:

You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that all of our directors will own more than 50 units at the effective time of the reclassification transaction, and, therefore, will be Class A unit holders if the reclassification transaction is approved.  We expect that our executive officers will own not more than 49 or less than 11 units at the effective time of the reclassification transaction, and, therefore, will be Class B unit holders if the reclassification transaction is approved.  Additionally, some of our directors beneficially own units at the record holder level in increments of less than 50 units (in addition to their holdings of 50 or more units owned in another record name), and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

Because there will be fewer Class A Units following the reclassification transaction, and because the Class B and Class C Units will have limited voting rights, the directors who will be Class A Unit holders will own a larger relative percentage of the voting interest in the Company.  As of the record date, our directors and executive officers collectively beneficially held and had voting power over 2,732 units, or 9.6% of our units.  Based upon our estimates, taking into account the effect of the reclassification transaction, the directors will beneficially hold and have voting power over 14.7% of our Class A Units following the reclassification transaction.  This represents a potential conflict of interest because our directors approved the proposed amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement and reclassification transaction and are recommending that you approve them.  Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement.  See “—Interests of Certain Persons in the Reclassification Transaction” beginning on page 34.

10

Q:

How are we financing the reclassification transaction?

A:

We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “—Fees and Expenses” beginning on page 36 for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.  Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:

What does it mean if I receive more than one proxy for the special meeting?

A:

It means that you have multiple holdings reflected in our membership register.  Please sign and return ALL proxy forms to ensure that all your membership units are voted.  If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:

Where can I find more information about UWGP?

A:

Information about us is also available at our website at www.uwgp.com, under “Company Information” and then “Financial Information,” which includes links to reports we have filed with the Securities and Exchange Commission.  The contents of our website are not incorporated by reference in this Proxy Statement.

Q:

Who can help answer my questions?

A:

If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Suzanne Wendt of UWGP at (920) 348-5016.

Q:

What is the voting requirement for approval of the reclassification transaction?

A:

The presence, in person or by proxy, of 30% of our membership units is necessary to constitute a quorum at the special meeting.  Currently 8,543 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting.  Approval of the reclassification transaction and the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the Members where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 4,272 of the 28,475 units.  You may vote your units in person by attending the special meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend.  The proxy card must be returned to the Company no later than ____ _.m. on     , 20____ for your vote to be valid if you do not plan to attend the meeting in person.

Q:

How can I revoke my proxy?

A:

You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person.  See “—Voting and Revocation of Proxies” beginning on page 51.

11

Q:

What is the effect of an abstention?

A:

Because approval of the reclassification requires a majority vote of the Membership Voting Interests represented at the special meeting, abstentions will count for purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the reclassification transaction.  Therefore, if one-half or more of the Membership Voting Interests represented at the special meeting vote against or abstain from voting, the reclassification will not be approved.  See “—Quorum; Vote Required for Approval” beginning on page 51.

Q:

Who will count the votes?

A:

All votes will be tabulated by Barb Bontrager, the Company’s Chief Financial Officer, and also by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:

Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by UWGP.  The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “—Solicitation of Proxies; Expenses of Solicitation” beginning on page 52.

SPECIAL FACTORS

Overview of the Reclassification Transaction

This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a special meeting at which our members will be asked to consider and vote upon amendments to our Amended and Restated Operating Agreement.  If approved, the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

If the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement and the reclassification transaction are approved as described below, unit holders of record with 50 or more units immediately prior to the reclassification transaction will receive one Class A Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with no more than 49 but no less than 11 units immediately prior to the reclassification transaction will receive one Class B Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with 10 or fewer units immediately prior to the reclassification transaction will receive one Class C Unit for each of their common equity units held immediately prior to the reclassification transaction.  We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.

12

If approved by our unit holders at the special meeting and implemented by our board of directors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Unit holders of record holding 50 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class A Units.
Unit holders of record holding no more than 49 but no fewer than 11 units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class B Units.
Unit holders of record holding 10 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class C Units.
Unit holders holding units in “street name” through a nominee (such as a bank or broker)

The reclassification transaction will be effected at the record unit holder level.  Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction.

The effects of the reclassification transaction on each group of unit holders are described more fully below under “ – Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31 and the effects on the Company are described more fully below under “ – Effects   of the Reclassification Transaction on UWGP; Plans or Proposals after the Reclassification Transaction” beginning on page 27.

Background of the Reclassification Transaction

As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

•

Annual Reports on Form 10-K;

•

Quarterly Reports on Form 10-Q;

•

Current Reports on Form 8-K; and

•

Proxy Statements on Form 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense.  These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs.  Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”).  In past years we were only required to comply with certain sections of SOX; however, we believe that our SOX compliance costs will increase significantly this year, as we became subject to the full requirements of Section 404 of SOX during the current fiscal

13

year.  Section 404 requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting.  In addition, our independent auditors must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting and the effectiveness of those internal controls.  We estimate that our costs and expenses incurred in connection with SEC reporting for 2009 will be approximately $275,000.

As of ______________________

, we had 28,475 units issued and outstanding, held by approximately 889 current unit holders of record.  Of our approximately 889 unit holders of record, we believe approximately 767, or 86.3%, hold 49 or fewer units.  Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for UWGP.  Becoming a non-SEC reporting company will allow us to avoid these costs and expenses.  In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions.  However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units.  We have therefore not been able to effectively take advantage of these benefits.  Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers.  In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.

In May 2008 we contacted counsel regarding the benefits and detriments of terminating the registration of our membership units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same.  From May 2008 through August 2009, our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company.  Our board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements.  In particular there is little trading volume with our common equity units.  Our board of directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses.  Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.

Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out,” and a reclassification of our units in order to reduce our number of record holders to below 300.  Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in the Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.

At a special meeting of our board held on September 30, 2009 and attended by our counsel, our board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction.  Specifically, the board discussed the following advantages of going private:

14

•

As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees.  These costs are expected to increase this year as we became subject to the full requirements of Section 404 of SOX. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•

As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.  Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements pursuant to the Second Amended and Restated Operating Agreement.

•

Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•

Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•

Our unit holders may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•

Our smaller unit holders will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other unit holders.

•

Our ability to explore, secure and structure financing or other transactions to maximize long-term member value through prospective capital providers or a potential sale, merger, consolidation or other business combination between our Company and a third party may be more successful without the requirement of publicly reporting such negotiations and transactions.

At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C Units:

•

Our unit holders will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC although the unit holders will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements pursuant to the Second Amended and Restated Operating Agreement.

•

Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

15

•

The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•

Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

•

Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•

Potential liability may exist for our officers and directors associated with the “interested” nature of the deregistration transaction.

•

We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

Additionally, at the meeting, the process and mechanism for going private was discussed.  The board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction.  However, the board believed that the fact that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed.  The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the reclassification transaction.  However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary.

After this discussion, the board agreed that it is in the best interest of the Company to move forward with the deregistration process and instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.

On November 12, 2009, at a regular board meeting, our board of directors unanimously approved the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement to authorize Class A, Class B and Class C Units and to reclassify our outstanding units as follows: unit holders holding 50 or more units will be classified as holders of Class A Units; unit holders holding no more than 49 but no less than 11 units will be classified as holders of Class B Units; and unit holders holding 10 or fewer units will be classified as holders of Class C Units.  The approval of the amendments to our Amended and Restated Operating Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

16

UWGP’s Reasons for the Reclassification

As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company.  We expect our costs associated with our reporting obligations to increase this year as we became subject to the full requirements of the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.  Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options as well as business consolidation transactions.  We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions.  We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time.  The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

•

We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $250,000 on an annual basis starting in fiscal year ending December 31, 2010, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders.  These annual expenses are expected to include legal expenses ($90,000), accounting and auditing expenses ($85,000), expenses for testing internal control audits ($55,000) and miscellaneous expense, including printing and mailing costs ($2,000).  We will also realize cost savings from reduced staff and management time ($18,000) spent on reporting and securities law compliance matters.  These amounts are just estimated savings after considering expenses expected to continue after the going private transaction.  We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual and quarterly reports to our members pursuant to the requirements of our Second Amended and Restated Operating Agreement.

•

We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act, specifically in connection with the full requirements of Section 404 of the Sarbanes-Oxley Act, to which we became subject this fiscal year, will divert efforts from our board of directors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our unit holders.  We expect to continue to make available to our unit holders Company financial information on an annual and quarterly basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•

In our board of directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 767 of our unit holders held 49 or fewer units; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market.  If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

17

•

Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange.  Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily.  In addition, our units are subject to transferability restrictions, requiring the consent of our directors in most instances.  We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition.  As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

•

As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations.  Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results.  These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us.  Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•

We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

•

We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as a merger or sale of the Company without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

•

The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C Units to retain an equity interest in UWGP.  Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

•

Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

•

We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our unit holders may prefer to continue as unit holders of an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages.  There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition.  Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

18

The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time.  However, once the board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies faced by the Company over the past few fiscal years, the board began to seriously consider a transaction that would result in the deregistration of our units.  Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase this fiscal year as the Company became subject to the full requirements of Section 404 of the Sarbanes-Oxley Act.  See “— Overview of the Reclassification Transaction” beginning on page 12.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “—Purpose and Structure of the Reclassification Transaction” on page 26, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders.  You should read “—Our Position as to the Fairness of the Reclassification Transaction” below and “—Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31 for more information regarding the effects of the reclassification transaction.

We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out,” but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in UWGP.  We have not received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets.  Our board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations.  Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See “—Purposes and Structure of the Reclassification Transaction” beginning on page 26 for further information as to why this reclassification transaction structure was chosen by our board.

Our Position as to the Fairness of the Reclassification Transaction

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the Second Amended and Restated Operating Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders.  Our board of directors unanimously approved the reclassification transaction and has recommended that our unit holders vote “ FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification.

19

In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders, our board of directors considered a number of factors.  In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C Units and to unit holders continuing to own common equity units as Class A Units.  Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the reclassification transaction, some will receive Class C Units and some will retain their common equity units as Class A Units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction.  See “ – Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31.

Substantive Fairness

The factors that our board of directors considered positive for our unaffiliated unit holders, including both those that will continue to hold our common equity units as Class A Units as well as those who will have their units converted into Class B or Class C Units, include the following:

•

Our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A Unit holders, despite the board’s recommendation, had notice that they had until November 20, 2009 to acquire sufficient units so that they could hold 50 or more units in their own names prior to the reclassification transaction.  The limited market for our member units may have made acquiring sufficient units difficult and there may have been costs to unaffiliated unit holders, beyond the purchase price of such units, associated with the acquisition.  However, we believe that acquiring additional units was an option available to our unaffiliated unit holders and our unaffiliated unit holders were able to weigh the costs and benefits of implementing an acquisition of additional units.

•

Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, had notice that they had until November 20, 2009 to transfer their units so that they could receive Class B or Class C Units.

•

Our unaffiliated unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

•

All our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•

The reclassification should not result in a taxable event for any of our unaffiliated unit holders.

•

All our unaffiliated unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.

•

Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

•

Our unaffiliated unit holders are not being “cashed out” in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

20

In addition to the positive factors applicable to all our unaffiliated unit holders set forth above, the factors that our board of directors considered positive for those unaffiliated unit holders receiving Class B or Class C Units included:

•

All our smaller unaffiliated unit holders will continue to have an equity interest in UWGP and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A Unit holders.

•

Our Class B and Class C unaffiliated unit holders will still have some voting rights.  Class B unaffiliated unit holders will have the right to elect our directors and both Class B and Class C unaffiliated holders will have the right to vote on dissolution of the Company.

•

No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.

In addition to the positive factors applicable to all of our unaffiliated unit holders set forth above, the factors that the board of directors considered positive for the unaffiliated unit holders that are continuing to hold our common equity units as Class A Units included:

•

The Class A unaffiliated unit holders will continue to have voting rights including the right to elect directors and determine other decisions on our behalf as provided in the Second Amended and Restated Operating Agreement and pursuant to Chapter 183 of the Wisconsin Statutes.

•

Our Class A unaffiliated unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A Units or unit holders having their units converted into Class B or Class C Units.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated unit holders receiving Class B or Class C Units.  In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B or Class C Units included:

•

They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•

The voting rights of Class B unaffiliated unit holders will be limited to the election of our directors and the dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class B Units.

•

Our Class B unaffiliated unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder.  Such limitations may result in making these Class B Units less valuable.

•

The voting rights of Class C unaffiliated unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class C Units.

21

•

Our Class C unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder.  Such limitations may result in making these Class C Units less valuable.

The factors that our board of directors considered as potentially negative for the unaffiliated unit holders who are continuing to hold our common equity units as Class A Units included:

•

The liquidity of unaffiliated Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.

•

The transferability of the unaffiliated Class A Units will be limited.

The factors that our board of directors considered as potentially negative for our unaffiliated unit holders included:

•

Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

•

They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all unit holders an annual report containing audited financial statements and quarterly reports containing unaudited financial statements in accordance with the Second Amended and Restated Operating Agreement.

•

Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•

Unaffiliated unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

Our board of directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders and that the foregoing factors are outweighed by the positive factors previously described.

In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material.   We did not consider the net book value in that, as shown in the pro forma balance sheet set forth on pages 57 and 58 of this proxy statement, the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction.  Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.

We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative.  Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike.  In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification.   Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.

22

We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices.  Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.

We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination.  The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis – a $250,000 per year savings – and will not be determinative of the going concern value.

We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units.  Pursuant to our Second Amended and Restated Operating Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our unit holders.  In addition, our Second Amended and Restated Operating Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.

We did not consider any repurchases of units by the Company over the past two years in that even if the Company had not repurchased any membership units over the past two years, the reclassification transaction, if approved, would have been effective in reducing the number of Class A unit holders to fewer than 300 and the number of Class B and Class C unit holders to fewer than 500.

We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none.  The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.

None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.

Procedural Fairness

We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A Units and those that will be reclassified as Class B or Class C unit holders.  In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders, the board of directors considered a number of factors.  The factors that our board of directors considered positive for our unaffiliated unit holders included the following:

•

The reclassification transaction is being effected in accordance with the applicable requirements of Wisconsin law.

•

Our board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the board believed that the fact that our board would be treated the same as the other unaffiliated unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed, as the board was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

•

Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Second Amended and Restated Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Class A unit holders, Class B unit holders, and Class C unit holders.

23

•

Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

•

Unaffiliated unit holders were given notice that they had until November 20, 2009 to acquire sufficient units so that they held at least 50 units prior to the reclassification transaction or to sell sufficient units so that they held less than 50 units or less than 11 units, respectively, prior to the reclassification transaction, to determine whether such unit holders will own Class A, Class B or Class C Units after the reclassification transaction.

•

To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting.

Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A Units, Class B Units or Class C Units.

The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C Units as well as those receiving Class A Units to the same degree, on the procedural fairness of the reclassification transaction:

•

Although the interests of the unaffiliated unit holders receiving Class B or Class C Units are different from the interests of the unaffiliated unit holders owning Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction.  However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction and certain of our current board members will be reclassified as Class B unit holders.

•

The transaction is not structured to require approval of at least a majority of unaffiliated unit holders although at the time the reclassification transaction was approved by our board of directors, members of our board and our executive officers then collectively held only 9.6% of our outstanding common equity units.

•

We did not solicit any outside expressions of interest in acquiring the Company.

•

We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C Units or the fairness of the transaction to UWGP.

Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated unit holders, whether they will be receiving Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described.  In particular, with reference to the lack of a special committee, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.

24

We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated unit holders, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole.  None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated unit holders whether they will be receiving Class A, Class B or Class C Units.

In reaching its conclusion that the reclassification transaction is fair to our unaffiliated unit holders, whether they will be receiving Class A Units, Class B Units or Class C Units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material.  Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in UWGP as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions.  See “Market Price of UWGP Units and Distribution Information – Comparative Market Price Data” beginning on page 60 for the current and historical market price of our units.  Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B member units to elect directors, and our Class C members will be allowed to transfer units in the same manner as Class A and B members.  The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class B and C member units.  In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole.  None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders.

We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Amended and Restated Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense.  Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units.  Our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of membership units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in UWGP as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions.   With respect to our unaffiliated unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Amended and Restated Operating Agreement,

25

provide adequate information for our unaffiliated unit holders.  Under Chapter 183 of the Wisconsin Statutes and our Amended and Restated Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, operating agreements, and tax returns and financial statements for the six most recent fiscal years.  Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of UWGP.  Members may also, at their own expense and for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles of organization, tax returns, financial statements and operating agreements.  With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary.  In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as UWGP’s size and the cost of such procedures.

We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders.  Because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary.  In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders.  Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary.

Board Recommendation

Our board of directors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote “ FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification.

Purpose and Structure of the Reclassification Transaction

The purposes of the reclassification transaction are to:

•

Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings.  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $250,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications.  We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•

Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•

Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.

•

Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

For further background on the reasons for undertaking the reclassification transaction at this time, see “ – Overview of the Reclassification Transaction” beginning on page 12 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 16.

26

The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in UWGP and therefore to participate in any future growth and earnings of the Company.  Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time.  In addition, on October 7, 2009, the Company sent a letter to its unit holders notifying them that they had until November 20, 2009 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class, which our board felt would enhance the substantive fairness of the transaction to all unit holders.  Although providing this flexibility generated an element of uncertainty, in that the reclassification, if approved, may not have eliminated as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of fifty or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name.  Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving unit holders the flexibility to transfer their holdings through November 20, 2009.  For further background on the alternative structures considered by our board of directors please see “—Overview of the Reclassification Transaction” beginning on page 12 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 16.

Effects of the Reclassification Transaction on UWGP; Plans or Proposals after the Reclassification Transaction

The reclassification transaction will have various positive and negative effects on UWGP, which are described below.

Effect of the Proposed Transaction on Our Outstanding Units.

Our Amended and Restated Operating Agreement currently authorizes the board to issue up to 28,000 member units without member approval, in addition to the seed capital units issued prior to the Company’s initial registered offering.  Our board of directors has determined that it is in the Company’s best interest to amend the Amended and Restated Operating Agreement to increase the number of units the board is authorized to issue without member approval to 35,000 units as set forth in the proposed Second Amended and Restated Operating Agreement. The board has determined that the increase in the number of units the board is allowed to issue is necessary to allow the Company flexibility to negotiate a proposed future corporate transaction but still provide a limit on the issuance of units without member approval.

As of the record date, the number of outstanding units was 28,475. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 7,121 of the outstanding units would be reclassified as Class B Units issued and approximately 4,228 outstanding units would be reclassified as Class C units issued.  The total number of common equity units would decrease from approximately 28,475 to approximately 17,126 units and would be reclassified as Class A Units.   The total number of common equity unit holders of record would be reduced from approximately 889 to approximately 122.  We have no other current plans, arrangements or understandings to issue any member units as of the date of this proxy.

27

Effect of the Proposed Transaction on our Class B or Class C Units.

Our Amended and Restated Operating Agreement does not currently authorize us to issue any additional classes of units.  The amendments to our Amended and Restated Operating Agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C Units.  After completion of the reclassification transaction, we will have approximately 17,126 Class A Units outstanding, 7,121 Class B Units outstanding and 4,228 Class C Units outstanding.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders.  Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC.  Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $250,000 on an annual basis.  These costs are broken down as follows:

Accounting and Auditing Expenses	$85,000
SEC Counsel	$90,000
Current and Additional Staff and Executive Time	$18,000
Testing Control Internal Audits	$55,000
Miscellaneous, including Printing and Mailing	$2,000
Total	$250,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction.  Following completion of the reclassification transaction, we intend to continue to make available to our unit holders annual and quarterly financial information about UWGP.

28

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report.

After the reclassification transaction, we anticipate that there will be up to approximately 321 Class B and 446 Class C unit holders of record.  If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, UWGP will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act.  As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B or Class C Units if it believes that a transfer will result in the Class B or Class C Units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act.  We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.

Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject.  For this reason, the Second Amended and Restated Operating Agreement also contains a new restriction on the transfer of Class A Units that gives our board of directors the authority to disallow a transfer of Class A Units if it believes that the transfer will result in the Class A Units being held by 300 or more Class A unit holders.  We estimate that following the reclassification transaction, we will have 122 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.

Effect on Trading of Class A Units

Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC.  Persons interested in buying or selling units first contact the Company offices with notice of their desire to buy or sell units.  Their offer to buy or sell units is then posted on the Company website with their contact information.  Persons interested in buying or selling units as listed on the website are encouraged to contact the offer or to negotiate transaction details.  Once the terms of the transaction are agreed upon, the member will contact the Company to arrange the transfer of the units according to the qualified matching service rules and procedures we have put in place at the Company.

Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction.  We do expect however that trading of our units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction.  In order to comply with all tax and securities laws for the continued operation of the qualified matching service, we will be required to maintain and make available to the public information similar in nature to the information we were required to file with the SEC while we were a reporting company.  We may continue to incur expenses to meet these requirements and maintain our qualified matching service.

29

Financial Effects of the Reclassification Transaction

We expect that the professional fees and other expenses related to the reclassification transaction of approximately $130,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.  See “—Fees and Expenses” beginning on page 36 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction.  See “—Financing of the Reclassification Transaction” on page 35 for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Directors and Executive Officers

It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative unit ownership, and, therefore, will be Class A unit holders if the reclassification transaction is approved. We expect that all of our directors will hold 50 or more units immediately prior to the reclassification transaction.  We expect that our executive officers will own not more than 49 or less than 11 units at the effective time of the reclassification transaction, and, therefore, will be Class B unit holders if the reclassification transaction is approved.  Additionally, some of our directors beneficially own units at the record holder level in increments of less than 50 units (in addition to their holdings of 50 or more units owned in another record name), and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

If the reclassification transaction is approved, there will be fewer Class A units outstanding after the reclassification transaction than the total units currently outstanding.  As a result, our directors and executive officers will hold a larger relative percentage of the voting interests of UWGP.  As of the record date, these directors and executive officers collectively beneficially held and had voting power over approximately 2,732 units, or 9.6% of our units.

The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

Plans or Proposals

Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business.  As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company.  Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction the board may deem appropriate and in the best interests of the Company.

30

Effects of the Reclassification Transaction on Unit Holders of UWGP

The general effects of the reclassification transaction on the unit holders of UWGP are described below.

Effects of the Reclassification Transaction on Class A Unit Holders

The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect Class A unit holders in the same way. The board of directors of UWGP considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class A unit holders will:

•

Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•

Be entitled to vote on all matters brought before the members of UWGP, except as otherwise provided by the Second Amended and Restated Operating Agreement or Wisconsin law;

•

Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Second Amended and Restated Operating Agreement; and

•

Realize enhanced voting control over UWGP in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.

Detriments:

As a result of the reclassification transaction, the Class A unit holders will:

•

Be required to have their member units reclassified involuntarily for Class A Units, for which they will receive no additional consideration;

•

Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning UWGP required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•

Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;

•

Bear transfer restrictions as provided in our Second Amended and Restated Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any proposed transfer of the Class A Units; and

•

Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

31

Effects of the Reclassification Transaction on Class B Unit Holders

The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect Class B unit holders in the same way. The board of directors of UWGP considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class B unit holders will:

•

Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•

Continue to hold an equity interest in UWGP and share in our profits, losses and distributions on the same basis as our Class A unit holders; and

•

Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Second Amended and Restated Operating Agreement.

Detriments:

As a result of the reclassification transaction, the Class B unit holders will:

•

Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;

•

Be entitled to vote only to elect members to the board of directors and upon a proposed dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions;

•

Be entitled to vote only on amendments to our Second Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest; and

•

Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Class C Unit Holders

The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect Class C unit holders in the same way. The board of directors of UWGP considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class C unit holders will:

•

Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•

Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Second Amended and Restated Operating Agreement; and

32

•

Continue to hold an equity interest in UWGP and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

As a result of the reclassification transaction, the Class C unit holders will:

•

Be required to have their member units reclassified involuntarily for Class C Units, for which they will receive no additional consideration;

•

Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our Second Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions; and

•

Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated Unit Holders

In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of UWGP and the term “unaffiliated member” means any member other than an affiliated member.

As a result of the reclassification transaction, our affiliated unit holders will:

•

Have no further reporting obligations under the Exchange Act . After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•

Lose the availability of Rule 144.  Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of UWGP

It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of UWGP into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of UWGP that its clients have deposited with it through a single nominee; this is what is meant by “street name.”  If that single nominee is the unit holder of record of 50 or more units, then the units registered in that nominee’s name will be renamed as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction.

33

Interests of Certain Persons in the Reclassification Transaction

Our executive officers and directors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders.  We anticipate that all of our directors will own 50 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved.  Because of the voting restrictions placed on Class B and C units, the directors may experience a larger relative percentage of voting power than they previously held.  This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it.  Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.  We expect that our executive officers will own not more than 49 or less than 11 units at the effective time of the reclassification transaction, and, therefore, will be Class B unit holders if the reclassification transaction is approved.  Additionally, some of our directors beneficially own units at the record holder level in increments of less than 50 units (in addition to their holdings of 50 or more units owned in another record name), and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

The fact that each director’s percentage ownership of our common equity Class A member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 50 Class A unit threshold. In this regard, the directors as a group will be treated exactly the same as other unit holders.  In addition, the board determined that any potential conflict of interest created by the directors’ ownership of our Class A Units is relatively insignificant.  The board did not set the 50 Class A Unit threshold to avoid exchanging the Class A member units of any directors.  In addition, the increase in each director’s percentage ownership of our Class A Units resulting from the reclassification transaction is expected to be insignificant.  As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would only increase approximately 5.1%, from approximately 9.6% to approximately 14.7%, after the reclassification transaction.  This is also is very unlikely to have a practical effect on their collective ability to control the Company.

Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “—Overview of the Reclassification Transaction” beginning on page 12, “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page 16 and “—Effects of the Reclassification Transaction on Unit Holders of UWGP” beginning on page 31.

Except as provided in this paragraph, none of our executive officers or directors, who beneficially own an aggregate of 50 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date.  In addition, except as provided in this paragraph, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 50 units are held in each account so that the holders would receive Class B or C Units.  Effective November 1, 2009, one of our directors, Tom Hanley, indirectly acquired two membership units through his grandson at a price of $1,800 per unit.  The effect of this transaction was to increase the number of units owned by his grandson from 10 units to 12 units.  Effective December 1, 2009, one of our directors, Bill Herrmann, will transfer without consideration 25 units owned by him individually to five death beneficiary accounts owned by him, with 5 units being transferred into each of five accounts.  The effect of these transactions will be to increase the number of units owned in each of these five death beneficiary accounts from 10 units to 15 units.  Effective December 1, 2009, Bill Herrmann will transfer without consideration the remaining 35 units owned by him individually to a joint tenancy account with his spouse, which will then hold 135 units total.  Effective December 1, 2009, one of our directors, Bob Lange, will transfer without consideration all 60 units owned by him individually to

34

a joint tenancy account with his spouse, which will then hold 120 units total.  Effective December 1, 2009, one of our directors, Bob Miller, along with his spouse, will transfer without consideration 5 units to one of their children, 5 units to another of their children and 5 units to a trust owned and controlled by Bob Miller.  The effect of these transaction will be that the number of units owned by each of the children to whom units are being transferred will increase from 10 units to 15 units, and the number of units owned by the trust will increase from 75 units to 80 units.  Following the transactions, Bob Miller and his spouse will continue to own 571 units as joint tenants.

Financing of the Reclassification Transaction

We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “—Fees and Expenses” beginning on page 36 for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

 The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction.  This discussion does not consider the particular facts or circumstances of any holder of our units.  This discussion assumes that you hold, and will continue to hold, your Class A, B, or C Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”  The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status.  Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect.  No assurance can be given that, after any such change, this discussion would not be different.  Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service.  Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

Federal Income Tax Consequences to UWGP

The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes.  As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A, B, and C Unit Holders

Unit holders receiving Class A, B, or C Units in exchange for their existing units will not recognize any gain or loss in the reclassification.  You will have the same adjusted tax basis and holding period in your Class A, B, or C Units as you had in your units immediately prior to the reclassification.

 The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

35

Appraisal and Dissenters’ Rights

Under Wisconsin law, you do not have appraisal rights in connection with the reclassification transaction.  Moreover, pursuant to our Amended and Restated Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available.  Other rights or actions under Wisconsin law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Regulatory Requirements

In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges.  We estimate that our expenses will total approximately $130,000, assuming the reclassification transaction is completed.  This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$125,000
Printing, mailing costs and miscellaneous expenses	$ 5,000
Total	$130,000

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

We are currently governed by our Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A.  In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Operating Agreement contained in a proposed Second Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.

36

The Reclassification

Amendments to the Preamble and Sections 1.10, 5.1, 5.2, 5.6, 6.1, 6.3, 6.6, 6.12, 8.1, 9.2, 9.3 and 10.1 of our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 50 units or more into Class A Units, unit holders who are the record holders of at least 11 but no more than 49 units into Class B Units, and unit holders who are the record holders of 10 or fewer units into Class C Units.  In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C Unit for each unit held by such unit holders immediately prior to the effective time of the reclassification.  Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement by our members.  For a description of the terms of the Class A, B, and C Units, see “Description of Units” beginning on page 40.

Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement

In addition to the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of directors has proposed the following additional amendments to our Amended and Restated Operating Agreement:

•

the modification in Section 1.4 of the Amended and Restated Operating Agreement to reflect the change of the Company’s principal place of business;

•

the modifications in Section 1.6 of the Amended and Restated Operating Agreement to reflect the change of the Company’s agent for service of process;

•

the modification to definitions in Section 1.9 of the Amended and Restated Operating Agreement, to reflect the proposed reclassification by defining “Class A Member,” “Class A Permitted Transfer,” “Class A Unit,” “Class A Unit Holders,” “Class B Member,” “Class B Permitted Transfer,” “Class B Unit,” “Class B Unit Holder,” “Class C Member,” “Class C Permitted Transfer,” “Class C Unit,” “Class C Unit Holder,” “Classification,” “Classification Date,” “Dissolution Event,” “Member,” “Permitted Transfer,” “Units,” “Unit,” “Unit Holders” and “Unit Holder;”

•

the removal from Section 1.9 of the Amended and Restated Operating Agreement of the defined  terms “Fiscal Quarter” and “Subsidiary,” since these terms are not used elsewhere in the Second Amended and Restated Operating Agreement;

•

the modification to the definition of “Directors” in Section 1.9 of the Amended and Restated Operating Agreement to remove the minimum vote required for the directors to take action, since this standard is instead set forth in Section 5.7;

•

the modification to the definition of “Facilities” in Section 1.9 of the Amended and Restated Operating Agreement to reflect the site of the Company’s ethanol plant;

•

the modification to the definition of “Fiscal Year” in Section 1.9 of the Amended and Restated Operating Agreement to reflect that the directors may establish a different fiscal year in compliance with applicable law;

•

the modification to the definition of “Related Party” or “Related Parties” in Section 1.9 of the Amended and Restated Operating Agreement to include parents;

•

the modification in Section 2.2 of the Amended and Restated Operating Agreement to clarify that updates to Exhibit A to the Second Amended and Restated Operating Agreement and the Membership Registrar shall not be considered amendments to the Second Amended and Restated Operating Agreement for purposes of Section 8.1;

37

•

the modifications in Sections 5.1 and 5.2 of the Amended and Restated Operating Agreement to provide that directors will be elected by Class A and Class B members, the number of directors decided by Class A members and director nomination procedures for Class A and Class B members;

•

by amendment to Section 5.6 of our Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(a)(i)-(iv) without the unanimous consent of the Class A members;

•

by amendment to Section 5.6 of our Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(b)(i)-(v) without the consent of a majority of the Class A Membership Voting Interests;

•

by amendment to Section 5.6(b) of our Amended and Restated Operating Agreement, increasing the amount for which the board is authorized to confess judgment against UWGP without consent of the majority of the Class A Membership Voting Interests from $500,000 to $1,500,000;

•

by amendment to Section 5.6(b) of our Amended and Restated Operating Agreement, increasing the purchase price at which the board may issue units in UWGP without consent of the majority of the Class A Membership Voting Interests from $250 per unit to $500 per unit;

•

by amendment to Section 5.6(b) of our Amended and Restated Operating Agreement, increasing the number of units the directors may issue without consent of the majority of the Class A Membership Voting Interests from 28,000 units to 35,000 units;

•

by amendment to Section 5.6 of our Amended and Restated Operating Agreement, that pursuant to 5.6(c) a two-thirds (2/3) majority vote of the Membership Voting Interests represented at a meeting of the members at which a quorum is present is necessary to dissolve the Company and that Class A, Class B and Class C Members are entitled to vote on dissolution of the Company;

•

by amendment to Section 5.7 of our Amended and Restated Operating Agreement, changing the standard for board action from a majority of all directors, to a majority present at a meeting of the directors at which a quorum is present;

•

by amendment to Section 5.14 of our Amended and Restated Operating Agreement, adding the Chief Executive Officer to the definition of “Officer”;

•

by amendment to Section 5.16 of our Amended and Restated Operating Agreement, correcting the statutory reference set forth in that section and providing for the indemnification of the Company’s officers, including the Chief Executive Officer and Chief Financial Officer, in addition to the indemnification already provided for the Company’s directors;

•

by the addition of Section 5.19 of our Second Amended and Restated Operating Agreement, that directors may be removed from the board “for cause” upon a two-thirds (2/3) vote of the directors;

•

by amendment to Section 6.1 of our Amended and Restated Operating Agreement, that our units will be classified into three classes as of the effective date of the reclassification transaction, and outlining the ownership requirements for Class A, B and C Units;

•

by the addition of Section 6.1(a) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 50 or more units on the classification date shall be classified as a Class A Unit;

•

by the addition of Section 6.1(b) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of at least 11 but no more than 49 units on the classification date shall be classified as a Class B Unit;

•

by the addition of Section 6.1(c) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 10 or fewer units on the classification date shall be classified as a Class C Unit;

38

•

by amendment to Section 6.1 of our Amended and Restated Operating Agreement, that the classification of each Unit as a Class A, Class B or Class Unit effective as of the classification date shall remain in effect permanently following the reclassification transaction;

•

by the addition of Section 6.3(a) to our Second Amended and Restated Operating Agreement, that Class A members will have voting rights on all matters brought before the members of the Company, except as otherwise provided in the Second Amended and Restated Operating Agreement;

•

by the addition of Section 6.3(b) to our Second Amended and Restated Operating Agreement, that Class B members will be entitled to vote only upon (i) election of directors; and (ii) dissolution of the Company;

•

by the addition of Section 6.3(c) to our Second Amended and Restated Operating Agreement, that Class C members will be entitled to vote only upon the dissolution of the Company;

•

by the addition of Section 6.3(d) to our Second Amended and Restated Operating Agreement, that unless otherwise required by the Second Amended and Restated Operating Agreement or by law, on any matter upon which more than one class of members are entitled to vote, the Class A, B and/or C members will vote together as a single class;

•

by the addition of Section 6.4 and Section 6.5 to our Second Amended and Restated Operating Agreement, regarding the admission of additional members;

•

by amendment to Section 6.12 of our Amended and Restated Operating Agreement, changing the maximum ownership of membership units by any member from 30% of all issued and outstanding units to 20% of the Class A units, Class B units or Class C units;

•

by the modification of Section 7.2 of the Amended and Restated Operating Agreement, to provide that the Company shall “make available,” rather than “provide” certain reports, to allow for flexibility in the manner that such reports are communicated to members;

•

by the addition of Section 7.2(b) of the Second Amended and Restated Operating Agreement, to require that the Company make available to its members quarterly reports containing unaudited financial statements;

•

by amendment to Section 8.1 of our Amended and Restated Operating Agreement, that amendments to the Second Amended and Restated Operating Agreement may be proposed by the directors or any Class A member, and the Class A members will vote on proposed amendments; however, notwithstanding the foregoing, the Second Amended and Restated Operating Agreement will not be amended without the consent of the holders of  75% of the units of each class of units adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of a member;

•

by amendment to Section 9.2(a) of our Amended and Restated Operating Agreement, that a Class A member may at any time transfer all or a portion of its Class A Units to any person approved by a majority of the directors in writing;

•

by amendment to Section 9.2(b) of our Amended and Restated Operating Agreement, that a Class B member may at any time transfer all or a portion of its Class B Units to any person approved by a majority of the directors in writing;

•

by amendment to Section 9.2(c) of our Amended and Restated Operating Agreement, that a Class C member may at any time transfer all or a portion of its Class C Units to any person approved by a majority of the directors in writing;

•

by the addition of Section 9.3(h) to the Second Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class A unit holders of record equaling 300 or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act;

39

•

by the addition of Section 9.3(i) to the Second Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class B or Class C unit holders of record equaling 500 or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission;

•

by modification to Section 10.1 of the Amended and Restated Operating Agreement, that the Company shall dissolve upon the affirmative vote of three-fourths (3/4) super majority of the Membership Voting Interests represented at a meeting of the Members and each of the Class A, B and C unit holders are entitled to vote on dissolution of the Company, but all classes shall vote together as a single class; and

•

general updates throughout our Second Amended and Restated Operating Agreement.

DESCRIPTION OF UNITS

General

Pursuant to the Second Amended and Restated Operating Agreement, we will be authorized to issue up to an aggregate of 35,000 units without the consent of the Class A members. As of the record date, 28,475 of our common equity units were issued and outstanding and were held of record by approximately 889 unit holders.  If the reclassification transaction is approved, we estimate there will be approximately 17,126 Class A Units, 7,121 Class B Units and 4,228 Class C Units after the reclassification transaction. The exact number of Class A, B and C Units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C Units. All units when fully paid are nonassessable and are not subject to redemption or conversion.  Generally, the rights and obligations of our members are governed by Chapter 183 of the Wisconsin Statutes and our Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this proxy statement.

Our units represent an ownership interest in the Company.  Upon purchasing units, our unit holders enter into our Amended and Restated Operating Agreement and become members of our limited liability company.  Each member has the right to:

•

a share of our profits and losses;

•

receive distributions of our assets when declared by our directors;

•

participate in the distribution of our assets if we dissolve; and

•

access and copy certain information concerning our business.

 The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Amended and Restated Operating Agreement contained in our Second Amended and Restated Operating Agreement.

40

Rights and Obligations of Our Existing Units Under the Current Amended and Restated Operating Agreement

Transfer of Units

The transfer of our existing units is restricted.  Prior to beginning operations at our ethanol plant, units could not be transferred unless they were transferred:

•

to the administrator or trustee of the member, if such transfer was done involuntarily by operation of law; or

•

without consideration to or in trust for descendants of the member.

After we began operations at our ethanol plant, members could transfer their units to:

•

any person approved by a majority of the directors in writing; and

•

any other member, or to any affiliate or related party of another member, or an affiliate or related party of the transferring member.

Following a transfer of units, the transferee receiving the units will be admitted as a new member of the Company if he or she:

•

accepts and adopts the terms and provisions of the Amended and Restated Operating Agreement and assumes the obligations of the transferor member under the Amended and Restated Operating Agreement with respect to the transferred units;

•

pays or reimburses us for any legal, filing and publication costs that we incur relating to admitting such individual or entity as a new member; and

•

delivers, upon request, any other materials, such as tax information and identification numbers needed to complete the transfer.

We may prohibit a transferee from becoming a member if he or she does not comply with these requirements and certain conditions found in our Amended and Restated Operating Agreement.  These conditions include:

•

except in the case of a transfer of any units involuntarily by operation of law, the transferor and the transferee must execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to affect such transfer.  In the case of a transfer of units involuntarily by operation of law, the transfer must be confirmed by presentation to the Company of legal evidence of such transfer, in form and substance satisfactory to counsel to the Company;

•

the transferor and transferee must furnish the Company with the transferee’s tax identification number, sufficient information to determine the transferee’s initial tax basis in the units, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns or other legally required information statements or returns;

•

except in the case of a transfer of any units involuntarily by operation of law, either (i) such units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel that such transfer is exempt from all applicable registration requirements and will not violate any applicable laws regulating the transfer of securities;

•

except in the case of a transfer of units involuntarily by operation of law, the transferor shall provide an opinion of counsel that such transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940;

•

unless otherwise approved by the directors and a 75% majority in interest of the members, no transfer of units shall be made except upon terms which would not result in the termination of the Company within the meaning of Section 708 of the Internal Revenue Code (the “Code”) or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company;

41

•

no member may sell all or any portion of its units after a dissolution event has occurred;

•

no person may transfer any unit if, in the determination of the directors, such transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

Any transferee that is not admitted as a member will be treated as an unadmitted assignee.  An unadmitted assignee may not vote and may only receive distributions that we declare or that are available upon our dissolution or liquidation.  Unadmitted assignees are not entitled to any information or accountings regarding our business and may not inspect or copy our books and records.

Termination of Membership; Separable Voting and Economic Interests

Although we are managed by our directors, members have the right to vote on certain transactions, such as amending our Amended and Restated Operating Agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her voting rights and access to information concerning our business.

42

As provided in Chapter 183 of the Wisconsin Statutes and our Amended and Restated Operating Agreement, a member’s membership interest in our limited liability company may be terminated if her or she:

•

voluntarily withdraws from our limited liability company;

•

makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, becomes the subject of an order for relief under the federal bankruptcy laws, files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in such a proceeding or seeks, consents to acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties;

•

assigns all of their units and the individual or entity to whom they are assigned is admitted as a member; or

•

seeks or consents to the appointment of a trustee or receiver over all or substantially all of his or her property.

In addition, individuals will cease to be members upon their death or if they have been declared incompetent by a court of law.  Entity members will cease to be members at the time they dissolve or cease to exist. The membership of an estate will terminate when the fiduciary of the estate distributes all of the estate’s units.  A member’s membership will also terminate at the expiration of 120 days after the commencement of an involuntary proceeding against the member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief if the proceeding has not been dismissed, and after the appointment without the member’s consent or acquiescence of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties, if not vacated or stayed.  Accordingly, it is possible to be a holder of our units, but not a member.  A unit holder that is not a member will have the same rights as an unadmitted assignee, which are discussed above.

Restrictive Legend

We may place the following legend, which may be amended by the directors in their sole discretion, upon any counterpart of our Amended and Restated Operating Agreement, the articles of organization, or any other document or instrument evidencing ownership of units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

Distribution of Operating Income

 Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our directors in their sole discretion.  Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding.  No distributions may be made in violation of Chapter 183 of the Wisconsin Statutes.

43

Maximum Ownership

Under our Amended and Restated Operating Agreement, no Member may directly or indirectly own or control more than 30% of the issued and outstanding units at any time.

Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement

Generally, as set out in the proposed Second Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A Units will be similar to the terms and conditions of our common equity units prior to a reclassification.  The following are material similarities and differences between the existing units and the Class A Units:

Voting Rights

As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or Wisconsin law.

Transferability

Our Class A Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class A Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class A Units if:

•

the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•

the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class A Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Maximum Ownership Limitations for Members

Following the reclassification, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class A units.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class A Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class A Units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 50 or more Class A Units in the future.

Restrictive Legend

Certificates representing the Class A Units will bear the same restrictive legend as our certificates currently representing our units.

44

Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class B Units:

Voting Rights

Unlike our existing units or Class A Units, Class B members will be entitled to vote only on the election of directors and dissolution of the Company.  Class B members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Transferability

Our Class B Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class B Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class B Units if:

•

the transfer would result in the number of Class B unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•

the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class B Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Maximum Ownership

Following the reclassification, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class B units.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class B Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class B Units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 11 units in the future.

Restrictive Legend

Certificates representing the Class B Units will bear the same restrictive legend as our certificates currently representing our units.

Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class C Units:

45

Voting Rights

Unlike our existing units or Class A or B Units, Class C members will be entitled to vote only on the dissolution of the Company.  Class C members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Transferability

Our Class C Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class C Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class C Units if:

•

the transfer would result in the number of Class C unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•

the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class C Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Maximum Ownership

Following the reclassification, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class C units.

Restrictive Legend

Certificates representing the Class C Units will bear the same restrictive legend as our certificates currently representing our units.

46

Comparison of Features of Class A, B and C Units

The following table sets forth a comparison of the proposed features of the Class A, B and C Units.  Section references are to sections in the proposed Second Amended and Restated Operating Agreement.

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or Wisconsin law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement or Wisconsin law.	Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement or Wisconsin law.
Transfer Rights

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws.  Our board of directors has the sole discretion to approve or disallow any proposed transfer.  Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record.  (Section 9)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws.  Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record.  (Section 9)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer.  Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record.  (Section 9)

Minimum/Maximum Ownership Requirements

Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class A units (Section 6.12). Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class B units (Section 6.12). Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. However, no member may directly or indirectly own or control more than twenty percent (20%) of the total number of issued and outstanding Class C units (Section 6.12). Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

47

Amendments to the Operating Agreement	Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement (Section 8).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement (Section 8).  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement (Section 8).  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).
Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

48

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).
Information Rights	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).

49

ABOUT THE SPECIAL MEETING

Date, Time and Place of Special Meeting

Our board of directors is asking for your proxy for use at a special meeting of the members to be held on ______, _________, 20___, at _:__ _.m., local time, at ________________________________, and at any adjournments or postponements of that meeting.

Proposals to be Considered at the Special Meeting

Our board of directors has authorized, and unanimously recommends for your approval at the special meeting, the following matters:

A.

Adoption of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

B.

Approval of the reclassification of our units to reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

These matters will be voted upon separately by our members.  If any of the proposed matters are not approved, our board of directors, in its discretion may determine not to implement:

•

the reclassification; or

•

any or all of the proposed amendments that our members otherwise approved.

Our board of directors will have the discretion to determine if and when to effect the amendments to our Amended and Restated Operating Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members.  For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of directors may determine not to effect the reclassification transaction.

We expect that if the members approve and the board elects to effect the amendments to our Amended and Restated Operating Agreement, the reclassification will become effective on ____________.

Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the special meeting. The board is not aware of any other business to be conducted at the special meeting.

Record Date

You may vote at the special meeting if you were the record owner of our member units at the close of business on _____________, which has been set as the record date.  At the close of business on the record date, there were 28,475 membership units outstanding held by approximately 889 record unit holders.  If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the special meeting for each membership unit you held of record at the close of business on the record date.

50

Quorum; Vote Required for Approval

The presence, in person or by proxy, of thirty percent (30%) of our membership units entitled to vote is necessary to constitute a quorum at the special meeting.  Currently 8,543 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting.  Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the members (in person, by proxy, or by mail ballot) , or at a minimum 4,272 of the 28,475 outstanding units. Because the executive officers and directors of UWGP have the power to vote a total of 2,732 units and because we believe that all of the executive officers and directors will vote in favor of the transaction, this means a total of only 1,540 units held by members who are not executive officers or directors of the Company may be required to vote in favor of the amendments for them to be approved.  Because the executive officers and directors hold only approximately 9.6% of the voting power of our outstanding units, there is no assurance that the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, will be approved.

Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the special meeting.  Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction.  Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated members, and no separate vote will be conducted.

Any proposal to adjourn or postpone the special meeting, if necessary, must be approved by the holders of at least a majority of the membership voting interest of the outstanding membership units present at the meeting.

Voting and Revocation of Proxies

You may vote your membership units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.  The proxy card must be returned to the Company no later than __:00 _.m. on _____________, 20___ for your vote to be valid.  If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” the proposal to approve the proposed amendments to the Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, and the proposal to adjourn or postpone the meeting, if necessary.

You can revoke your proxy at any time before UWGP takes a vote at the meeting by:

•

delivering to Barb Bontrager, our CFO, at our corporate offices at W1231 Tessmann Drive, Friesland, Wisconsin 53935, on or before the business day prior to the special meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•

delivering to us at the special meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

•

attending the special meeting and voting in person; or

•

if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

Revoking a proxy will not affect a vote once it has been taken.  Attendance at the special meeting will not, in itself, constitute a revocation of a proxy.  If you plan to attend the special meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the special meeting.

51

Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

Solicitation of proxies will be made primarily by mail.  Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees.  These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.

We are mailing this proxy material to our unit holders on or about _________, 20___.

Authority to Adjourn Special Meeting to Solicit Additional Proxies

We are asking our members to grant full authority for the special meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve amendments to the Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, proposed by this proxy statement.

FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below is our selected historical unaudited consolidated financial information.  The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 and from other information and data contained in the Annual Report and Quarterly Report.  The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report.  Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix  C to this proxy statement and mailed herewith to all unit holders.  In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page 66.

52

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Balance Sheets

ASSETS	September 30, 2009	December 31, 2008	December 31, 2007
	(Unaudited)	(Audited)	(Audited)

Current Assets
Cash and cash equivalents	$3,982,465	$9,384,848	$24,759,614
Restricted cash	4,345,883	1,486,525	248,383
Derivative instruments	130,950	35,610	5,189
Accounts receivable, net of allowance for doubtful
accounts of $54,000, $59,000 and $69,000, respectively	1,440,436	2,354,767	5,486,721
Prepaid expenses and other current assets	100,473	400,917	634,869
Inventory	4,172,032	3,559,634	2,785,264
Total current assets	14,172,239	17,222,301	33,920,040

Property, Plant and Equipment
Land and land improvements	6,207,410	6,207,410	5,864,889
Office equipment	611,016	607,816	567,547
Buildings	2,690,178	2,447,579	2,192,293
Plant and process equipment	65,513,778	59,626,959	52,812,431
Construction in process	887,141	3,864,418	2,906,876
Total property, plant and equipment	75,909,523	72,754,182	64,344,036
Less accumulated depreciation	23,186,936	18,365,679	12,718,946
Net property, plant and equipment	52,722,587	54,388,503	51,625,090

Other Assets
Investment	-	162,067	993,065
Total other assets	-	162,067	993,065

Total Assets	$66,894,8266	$77,772,871	$86,538,195

53

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Balance Sheets

LIABILITIES AND MEMBERS' EQUITY	September 30, 2009	December 31, 2008	December 31, 2007
	(Unaudited)	(Audited)	(Audited)

Current Liabilities
Current maturities of long-term debt	$459,389	-	$1,258,252
Derivatives	2,979,866	-	-
Accounts payable	1,239,464	4,015,582	3,258,789
Accrued loss on forward contracts	-	1,058,536	-
Accrued liabilities	581,845	539,587	794,853
Total current liabilities	5,260,564	5,613,705	5,311,894 5,311,894

Long-Term Debt, less current maturities	2,397,611	-	13,097,887

Commitments and Contingencies

Members’ Equity, 28,475, 28,475, and 28,710 units authorized,
Authorized, issued and outstanding, respectively	59,236,651	66,159,166	68,128,414

Total Liabilities and Members’ Equity	$66,894,826	$71,772,871	$86,538,195

54

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Statements of Operations

	Nine Months Ended	Year Ended	Year Ended
	September 30, 2009	December 31, 2008	December 31, 2007
	(Unaudited)	(Audited)	(Audited)

Revenues	$73,698,325	$139,335,829	$111,736,700

Cost of Goods Sold	75,922,432	124,324,267	87,374,742

Gross Margin (Loss)	(2,224,107)	15,011,562	24,361,958

Operating Expenses	2,123,855	2,971,173	3,151,166

Operating (Loss) Income	(4,347,962)	12,040,389	21,210,792

Other Income (Expense)
Interest income	59,425	504,480	1,084,679
Interest expense	(87,854)	(358,686)	(1,068,539)
Equity in net gain (loss) of investment	915	(830,998)	(161,935)
Miscellaneous income	300,461	223,367	177,235
Total other income (expense), net	272,947	(461,837)	31,440

Net (Loss) Income	$(4,075,015)	$11,578,552	$21,242,232

Weighted Average Units Outstanding - Basic and Diluted	28,475	$28,520	$28,767

Net (Loss) Income Per Unit - Basic and Diluted	$(143.11)	$405.98	$738.42

Distributions Per Unit – Basic and Diluted	$100.00	$451.26	$636.29

55

Pro Forma Information

Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company’s balance sheet, the Company’s statement of income, earnings per share and the Company’s book value per share.

56

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Actual and Adjusted Balance Sheets

Condensed Balance Sheets

ASSETS	Actual December 31, 2008	Effect of Deregistration + or (-)	As Adjusted December 31, 2008

Current Assets
Cash and cash equivalents	$9,384,848	$250,000	$9,634,848
Restricted cash	1,486,525		1,486,525
Derivative instruments	35,610		35,610
Accounts receivable, net of allowance for doubtful
accounts of $54,000	2,354,767		2,354,767
Prepaid expenses and other current assets	400,917		400,917
Inventory	3,559,634		3,559,634
Total current assets	17,222,301	250,000	17,472,301

Property, Plant and Equipment
Land and land improvements	6,207,410		6,207,410
Office equipment	607,816		607,816
Buildings	2,447,579		2,447,579
Plant and process equipment	59,626,959		59,626,959
Construction in process	3,864,418		3,864,418
Total property, plant and equipment	72,754,182	-	72,754,182
Less accumulated depreciation	18,365,679		18,365,679
Net property, plant and equipment	54,388,503	-	54,388,503

Other Assets
Investment	162,067		162,067
Total other assets	162,067	-	162,067

Total Assets	$71,772,871	$250,000	$72,022,871

57

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Actual and Adjusted Balance Sheets

Condensed Balance Sheets

LIABILITIES AND MEMBERS' EQUITY	Actual December 31, 2008	Effect of Deregistration + or (-)	As Adjusted December 31, 2008

Current Liabilities
Accounts payable	$4,015,582		$4,015,582
Accrued loss on forward contracts	1,058,536		1,058,536
Accrued liabilities	539,587		539,587
Total current liabilities	5,613,705	-	5,613,705

Commitments and Contingencies

Members’ Equity
Class A (28,475 Units before and 16,861 units after
reclassification, respectively	66,159,166	(26,836,078)	39,323,088
Class B (7,120 Units after reclassification)		16,605,207	16,605,207
Class C (4,494 Units after reclassification)		10,480,871	10,480,871
Total Members’ Equity	66,159,166	250,000	66,409,166

Total Liabilities and Members’ Equity	$71,772,871	$250,000	$72,022,871

Net Book Value/Unit (Class A)	$2,323.41	$8.78	$2,332.19
Net Book Value/Unit (Class B)	$-	$2,332.19	$2,332.19
Net Book Value/Unit (Class C)	$-	$2,332.19	$2,332.19

58

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Actual and Adjusted Statement of Operations

Condensed Statements of Operations

	Actual	Effect of	As Adjusted
	December 31,	Deregistration	December 31
	2008	+ or (-)	2008

Revenues	$139,335,829	$-	$139,335,829

Cost of Goods Sold	124,324,267	-	124,324,267

Gross Margin	15,011,562	-	15,011,562

Operating Expenses	2,971,173	(250,000)	2,721,173

Operating Income	12,040,389	250,000	12,290,389

Other Income (Expense)
Interest income	504,480		504,480
Interest expense	(358,686)		(358,686)
Equity in net loss of investment	(830,998)		(830,998)
Miscellaneous income	223,367		223,367
Total other expense, net	(461,837)	-	(461,837)

Net Income	$11,578,552	$250,000	$11,828,552

Weighted Average Units Outstanding - Basic and Diluted
Class A Units	28,520	(11,614)	16,906
Class B Units	-	7,120	7,120
Class C Units	-	4,494	4,494
	28,520	-	28,520

Net Income Per Unit - Basic and Diluted
Class A Units	$405.98	$8.77	$414.75
Class B Units	$-	$414.75	$414.75
Class C Units	$-	$414.75	$414.75

59

MARKET PRICE OF UNITED WISCONSIN GRAIN PRODUCERS, LLC
UNITS AND DISTRIBUTION INFORMATION

Comparative Market Price Data

Our units are not traded actively and there is no established public trading market for our securities although trading in our units is facilitated through a qualified matching service, an alternative trading system as defined by the SEC.  The following table sets forth the high, low and average trading prices on a quarterly basis for transactions in our membership units known to us that occurred since January 1, 2007.  There may be other transactions of which we are not aware.

Quarter Ending:	High Price Per Unit	Low Price Per Unit	Average Price Per Unit
March 31, 2007	$3,555.00	$3,000.00	$3,304.07
June 30, 2007	$3,400.00	$3,000.00	$3,235.32
September 30, 2007	$3,375.00	$3,000.00	$3,152.17
December 31, 2007	$3,250.00	$2,300.00	$2,704.43
March 31, 2008	$3,000.00	$2,200.00	$2,869.67
June 30, 2008	$2,900.00	$2,750.00	$2,804.65
September 30, 2008	$2,000.00	$1,750.00	$1,968.75
December 31, 2008	$2,250.00	$2,000.00	$2,050.00
March 31, 2009	$1,000.00	$1,000.00	$1,000.00
June 30, 2009	$2,000.00	$2,000.00	$2,000.00
September 30, 2009	$2,000.00	$1,700.00	$1,960.53

There were approximately 889 record holders of our 28,475 outstanding units on _____________.

Distributions

Since January 1, 2007, we have made five distributions to our members.  On January 9, 2007, our Board of Directors declared a cash distribution of $500.00 per membership unit, for a total distribution of $14,390,000.  On July 10, 2007, our Board of Directors declared a cash distribution of $136.00 per membership unit, for a total distribution of $3,914,080.  On January 10, 2008, our Board of Directors declared a cash distribution of $250.00 per membership unit, for a total distribution of $7,175,000.  On July 14, 2008, our Board of Directors declared a cash distribution of $200.00 per membership unit, for a total distribution of $5,695,000.  On January 12, 2009, our Board of Directors declared a cash distribution of $100.00 per membership unit, for a total distribution of $2,847,500.

Our Board of Directors has complete discretion over the timing and amount of distributions to our unit holders; however, our Amended and Restated Operating Agreement requires the Board of Directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion.  Additionally, our credit facilities require that we obtain our lender’s consent prior to making membership distributions in excess of 50% of the previous year’s net income, excluding state and federal incentive payments.

We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C Units differ with respect to the rights of members to receive distributions from the Company.

60

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our membership units as of ___________________, by each 5% unit holder.  Other than Indeck Energy Services, Inc., no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units.

The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 17,126 units are reclassified as Class A Units and there are no changes in the named entity or person’s ownership between ________________, and the reclassification date.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class before Reclassification	Percent of Class A After Reclassification
Membership Units	Indeck Energy Services, Inc. 600 North Buffalo Grove Rd. Buffalo Grove, IL 60089	2,000	7.02%	11.68%

61

The table below sets forth information regarding the beneficial ownership of our directors and executive officers and by all of our directors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 28,475 units are reclassified as Class A, B and C Units and there are no changes in the named entity or person’s ownership between ___________, and the reclassification date.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class Before Reclassification	Percent of Class A After Reclassification	Percent of Class B After Reclassification	Percent of Class C After Reclassification
Membership Units	Kevin M. Roche	152 Units (3)	*	*	*	*
Membership Units	William R. Herrmann	210 Units	*	*	1.05%	*
Membership Units	Robert J. Miller	1,151 Units (4)	4.04%	6.72%	*	*
Membership Units	Robert T. Lange	162 Units (5)	*	*	*	*
Membership Units	Carl T. Benck	70 Units	*	*	*	*
Membership Units	Jerry H. Franz	135 Units (6)	*	*	*	*
Membership Units	Calvin L. Dalton	200 Units	*	1.17%	*	*
Membership Units	Berwyn G. Westra	145 Units (7)	*	*	*	*
Membership Units	Thomas J. Hanley	472 Units (8)	1.66%	2.69%	*	*
Membership Units	Jeffrey F. Robertson	20 Units	*	*	*	*
Membership Units	Barb Bontrager	15 Units	*	*	*	*
TOTAL:		2,732 Units	9.59%	14.70%	2.88%	0.24%

(1)

The address of each individual is in care of UWGP at W1231 Tessmann Drive, Friesland, WI 53935.

(2)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)

Includes 16 units owned by the Roche Family Fund, which is owned and controlled by Kevin Roche.

(4)

Includes 500 units owned by L&NM Enterprises, LLC, which is owned and controlled by Robert J. Miller.  Also includes 80 units owned by the Mark Miller Irrevocable Trust, which is owned and controlled by Robert J. Miller.

(5)

Includes 42 units owned by the Lelon R. Lange Trust.

(6)

Includes 25 units owned by the Jerome H. and Karen Franz Charitable Remainder Trust.

(7)

Includes 10 units owned by the Fundamental Investors Investment Club, which is owned in part by Berwyn G. Westra.

(8)

Includes 100 units owned by Thomas J. Hanley’s spouse and 12 units owned by Thomas J. Hanley’s grandson.

* Less than 1%.

The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement.  Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days.  Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

62

UNIT PURCHASE INFORMATION

Prior Purchases of Membership Units

Since January 1, 2007, we have repurchased membership units as follows:

Quarter Ending:	Number of Units Repurchased	High Price Per Unit	Low Price Per Unit	Average Price Per Unit
March 31, 2007	0	N/A	N/A	N/A
June 30, 2007	0	N/A	N/A	N/A
September 30, 2007	5	$3,150.00	$3,150.00	$3,150.00
December 31, 2007	65	$3,250.00	$3,100.00	$3,192.31
March 31, 2008	179	$3,000.00	$2,900.00	$2,905.59
June 30, 2008	56	$2,900.00	$2,750.00	$2,816.07
September 30, 2008	0	N/A	N/A	N/A
December 31, 2008	0	N/A	N/A	N/A
March 31, 2009	0	N/A	N/A	N/A
June 30, 2009	0	N/A	N/A	N/A
September 30, 2009	0	N/A	N/A	N/A

Recent Transactions

Except as provided in this paragraph, since ______________, neither UWGP, nor its affiliates, directors, or executive officers, has engaged in any transaction in our membership units.  Effective November 1, 2009, one of our directors, Tom Hanley, indirectly acquired two membership units through his grandson at a price of $1,800 per unit.  The effect of this transaction was to increase the number of units owned by his grandson from 10 units to 12 units.  Effective December 1, 2009, one of our directors, Bill Herrmann, will transfer without consideration 25 units owned by him individually to five death beneficiary accounts owned by him, with 5 units being transferred into each of five accounts.  The effect of these transactions will be to increase the number of units in each of these five death beneficiary accounts from 10 units to 15 units.  Effective December 1, 2009, Bill Herrmann will transfer without consideration the remaining 35 units owned by him individually to a joint tenancy account with his spouse, which will then hold 135 units total.  Effective December 1, 2009, one of our directors, Bob Lange, will transfer without consideration all 60 units owned by him individually to a joint tenancy account with his spouse, which will then hold 120 units total.  Effective December 1, 2009, one of our directors, Bob Miller, along with his spouse, will transfer without consideration 5 units to one of their children, 5 units to another of their children and 5 units to a trust owned and controlled by Bob Miller.  The effect of these transactions will be that the number of units owned by each of the children to whom units are being transferred will increase from 10 units to 15 units, and the number of units owned by the trust will increase from 75 units to 80 units.  Following the transactions, Bob Miller and his spouse will continue to own 571 units as joint tenants.

63

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

No family relationships exist between any of the directors of the board, officers, or key employees of UWGP.  Since January 1, 2007, several of the Company’s directors have sold corn to the Company; however, all such sales were made on terms available to all members of the Company.  Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction.  We anticipate that the Company will continue to purchase corn from its directors, as well as other members, in the future.

Except as provided in the preceding paragraph, during the past two years we have not engaged, and we do not plan to engage, in transactions with related parties.

Conflicts of Interest

Conflicts of interest may exist and may arise in the future as a result of the relationships between and among our members, officers, directors and their affiliates.  Although our officers and directors have fiduciary duties to us, certain of our directors may also owe fiduciary duties and other obligations to entities with whom we compete or do business with.  Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict.  A director will not participate when the board considers a transaction where he or she has a conflict of interest.  We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest.

Conflicts of interest could arise in the situations described below, among others:

•

We may engage in transactions with affiliates of our directors. Members will have no right to individually enforce the obligations of our directors or their affiliates in our favor.

•

Our directors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements, contingencies or a sale, merger or business combination that will effect the amount of cash available for distribution to members.

•

We may reimburse our directors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that directors submit to us.

•

We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.

•

Our Amended and Restated Operating Agreement does not prevent our directors from being involved in activities that compete with us.

•

Our members or their affiliates may loan money to us for which we may pay interest up to a rate of prime plus 4%.

64

Agreements Involving Our Securities

There are no agreements relating to our units other than our Amended and Restated Operating Agreement, which sets forth the rights and preferences of the membership units.  A copy of our Amended and Restated Operating Agreement is attached as Appendix A to this proxy statement.

Employment Agreements with Directors or Officers

Effective January 1, 2009, we entered into an employment agreement with our Chief Executive Officer, Jeff Robertson.  Pursuant to his employment agreement, Mr. Robertson will receive a base salary of $250,000 and will be eligible for an annual incentive bonus of up to 75% of his base salary and an annual high earnings reward bonus based on the profitability of the Company.  Mr. Robertson is also entitled to participate in the Company’s employee benefit plans and programs.

We do not have any employment agreements with any other officer or director.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us.  In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means.  Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.

Other Matters of Special Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above.  If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise.  Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.  See “—Where You Can Find More Information” below.

65

Where You Can Find More Information

We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549.  Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549.  You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330.  In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov).   In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2008 and Quarterly Report for the fiscal quarter ended September 30, 2009 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.  The following documents are incorporated by reference herein:

•

our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009, including unaudited financial information; and

•

our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including audited financial information.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.  You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended December 31, 2008 and Quarterly Report for the fiscal quarter ended September 30, 2009 with this proxy statement as Appendix C .  You can also obtain any of them through the SEC at the locations described above, or through us at the address below.  We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us.  You should direct your request to the following address:  United Wisconsin Grain Producers, LLC, W1231 Tessmann Drive, Friesland, Wisconsin, 53935, Attention: Suzanne Wendt.

By order of the board of directors:

/s/ Robert J. Miller

ROBERT J. MILLER

Chairman and President

66

Appendix A

AMENDED AND RESTATED OPERATING AGREEMENT

AMENDED AND RESTATED OPERATING AGREEMENT

OF

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

Dated April 9, 2005

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C. AMENDED AND RESTATED OPERATING AGREEMENT

(CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

Page

SECTION 1: THE COMPANY

1

1.1 Formation

1

1.2 Name

1

1.3 Purchase; Powers

1

1.4 Principal Place of Business

2

1.5 Term

2

1.6 Agent For Service of Process

2

1.7 Title to Property

2

1.8 Payment of Individual Obligations

2

1.9 Independent Activities; Transactions With Affiliates

2

1.10 Definitions

3

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

10

2.1 Original Capital Contributions

10

2.2 Additional Capital Contributions; Additional Units

10

2.3 Capital Accounts

10

SECTION 3. ALLOCATIONS

11

3.1 Profits

11

3.2 Losses

11

3.3 Special Allocations

11

3.4 Curative Allocations

13

3.5 Loss Limitation

14

3.6 Other Allocation Rules

14

3.7 Tax Allocations: Code Section 704(c)

14

3.8 Tax Credit Allocations

15

SECTION 4. DISTRIBUTIONS

15

4.1 Net Cash Flow

15

4.2 Amounts Withheld

15

4.3 Limitations on Distributions

15

SECTION 5. MANAGEMENT

16

5.1 Directors

16

5.2 Election of Directors

16

5.3 Committees

17

5.4 Authority of Directors

18

5.5 Director as Agent

20

5.6 Restriction on Authority of Directors

20

5.7 Director Actions

21

5.8 Duties and Obligations of Directors

21

5.9 Chairman and Vice Chairman

22

5.10 President and Chief Executive Officer

22

5.11 Chief Financial Officer

22

5.12 Secretary; Assistant Secretary

22

5.13 Vice President

22

5.14 Delegation

23

5.15 Execution of Instruments

23

5.16 Limitation of Liability; Indemnification of Directors

23

5.17 Compensation; Expenses of Directors

24

5.18 Loans

24

SECTION 6. ROLE OF MEMBERS

25

6.1 Rights of Powers

25

6.2 Voting Rights

25

6.3 Member Meetings; Quorum and Proxies

25

6.4 Termination of Membership

25

6.5 Continuation of the Company

26

6.6 No Obligation to Purchase Membership Interest

26

6.7 Waiver of Dissenters Rights

26

6.8 Limitation on Ownership

26

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

26

7.1 Accounting, Books and Records

26

7.2 Reports

27

7.3 Tax Matters

27

7.4 Delivery to Members and Inspection

28

SECTION 8. AMENDMENTS

28

8.1 Amendments

28

SECTION 9. TRANSFERS

28

9.1 Restrictions on Transfers

28

9.2 Permitted Transfers

29

9.3 Conditions to Permitted Transfers

29

9.4 Prohibited Transfers

31

9.5 Rights of Unadmitted Assignees

31

9.6 Admission of Substituted Members

31

9.7 Representations Regarding Transfers

32

9.8 Distribution and Allocation in Respect of Transferred Units

32

SECTION 10.  DISSOLUTION AND WINDING UP

33

10.1 Dissolution

33

10.2 Winding Up

33

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts

33

10.4 Deemed Distribution and Recontribution

34

10.5 Rights of Unit Holders

34

10.6 Allocations During Period of Liquidation

34

10.7 Character of Liquidating Distributions

34

10.8 The Liquidator

34

10.8 Forms of Liquidating Distributions

35

SECTION 11. MISCELLANEOUS

35

11.1 Notices

35

11.2 Binding Effect

35

11.3 Construction

35

11.4 Headings

35

11.5 Severability

36

11.6 Incorporation By Reference

36

11.7 Variation of Terms

36

11.8 Governing Law

36

11.9 Waiver of Jury Trial

36

11.10 Counterpart Execution

36

11.11 Specific Performance

36

AMENDED AND RESTATED OPERATING AGREEMENT

OF

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

THIS AMENDED AND RESTATED OPERATING AGREEMENT (the "Agreement") is entered into and shall be effective as of the 9 th day of April, 2005 (the "Effective Date"), by and among UNITED WISCONSIN GRAIN PRODUCERS, L.L.C., a Wisconsin limited liability company (the "Company"), each of the Persons who are identified as Members on the attached Exhibit A and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the Company's organizers caused to be filed with the State of Wisconsin, Articles of Organization of the Company pursuant to Chapter 183 of the Code of Wisconsin (the "Act");

WHEREAS, the Members of the Company have adopted an Operating Agreement of the Company dated November 2, 2001, pursuant to the Act;

WHEREAS, the Members desire to amend and restate the Operating Agreement to revise and set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  THE COMPANY

1.1

Formation .  The initial Members formed the Company as a Wisconsin limited liability company by filing Articles of Organization with the State of Wisconsin on November 2, 2001 pursuant to the provisions of the Act.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

1.2

Name.   The name of the Company shall be "United Wisconsin Grain Producers, L.L.C." and all business of the Company shall be conducted in such name.

1.3

Purchase; Powers.   The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Wisconsin; (ii) to engage in the processing of corn, grains and

1

other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Wisconsin limited liability company may lawfully be engaged, as determined by the Directors.  The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4

Principal Place of Business.   The Company shall continuously maintain an office in Wisconsin. The principal office of the Company shall be at W7503 Country Drive, Beaver Dam, Wisconsin 53916, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

1.5

Term.   The term of the Company commenced on the date the Articles of Organization (the "Articles") of the Company were filed with the office of the State of Wisconsin, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6

Agent For Service of Process.   The name and address of the agent for service of process on the Company in the State of Wisconsin shall be Kevin Roche, N3432 Co. Trunk BB, Columbus, Wisconsin 53925, or any successor as appointed by the Directors.

1.7

Title to Property.   All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name.  Each Member's interest in the Company shall be personal property for all purposes.  At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

1.8

Payment of Individual Obligations.   Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

1.9

Independent Activities; Transactions With Affiliates.   The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion.  Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution

2

of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation.  To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10

Definitions.   Capitalized words and phrases used in this Agreement have the following meanings:

(a)

"Act" means the Chapter 183 of the Code of Wisconsin, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b)

"Adjusted Capital Account Deficit" means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.  The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c)

"Affiliate" means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, director, general partner, member or trustee of such Person or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

(d)

"Agreement" means this Operating Agreement of United Wisconsin Grain Producers, L.L.C., as amended from time to time.

(e)

"Articles" means the Articles of Organization of the Company filed with the State of Wisconsin, as same may be amended from time-to-time.

(f)

"Assignee" means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

(g)

"Capital Account" means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

3

(h)

"Capital Contributions" means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

(i)

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

(j)

"Company" means United Wisconsin Grain Producers, L.L.C., a Wisconsin limited liability company.

(k)

"Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(l)

"Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

(m)

"Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

4

(n)

"Directors" means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the Terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement.  "Directors" means all such Persons.  For purposes of the Act, the Directors shall be deemed to be the "managers" (as such term is defined and used in the Act) of the Company. Unless otherwise stated in this Agreement, any action taken by the Directors shall require the affirmative vote of a majority of the Directors present at a meeting of the Directors (in person or by telephonic or other electronic means as more specifically described in Section 5.7 and entitled to vote thereat.

(o)

"Dissolution Event" means (i) The affirmative vote of a 75% majority in interest of the Members to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act.

(p)

"Effective Date" means November 2, 2001.

(q)

"Facilities" shall mean the ethanol production and co-product production facilities in the tri-county area of Columbia, Dane, and Dodge counties, Wisconsin, or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.

(r)

"Financing Closing" means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

(s)

"Fiscal Quarter" means (i) any three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the last date before the next such date and (ii) the period commencing on the immediately preceding January 1, April 1, July 1, or October 1, as the case may be, and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof.

(t)

"Fiscal Year" means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

(u)

"GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

5

(v)

"Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

(w)

"Issuance Items" has the meaning set forth in Section 3.3(f) hereof.

(x)

"Liquidation Period" has the meaning set forth in Section 10.6 hereof.

(y)

"Liquidator" has the meaning set forth in Section 10.8 hereof.

(z)

"Losses" has the meaning set forth in the definition of "Profits" and "Losses."

(aa)

"Member" means any person (i) whose name is set forth as such on Exhibit "A" initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.

(bb)

"Members" means all such Members.

6

(cc)

"Membership Economic Interest" means collectively, a Member's share of "Profits" and "Losses," the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as "Units."

(dd)

"Membership Interest" means collectively, the Membership Economic Interest and Membership Voting Interest.

(ee)

"Membership Register" means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(ff)

"Membership Voting Interest" means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

(gg)

"Net Cash Flow" means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(hh)

"Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(ii)

"Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(jj)

"Officer" or "Officers" has the meaning set forth in Section 5.14 hereof.

(kk)

"Permitted Transfer" has the meaning set forth in Section 9.2 hereof.

(ll)

"Person" means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

7

(mm)

"Profits and Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(nn)

"Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(oo)

"Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(pp)

"Regulatory Allocations" has the meaning set forth in Section 3.4 hereof.

8

(qq)

"Related Party" means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(rr)

"Securities Act" means the Securities Act of 1933, as amended.

(ss)

"Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

(tt)

"Tax Matters Member" has the meaning set forth in Section 7.3 hereof.

(uu)

"Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

(vv)

"Units or Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(ww)

"Unit Holders" means all Unit Holders.

(xx)

"Unit Holder" means the owner of one or more Units.

(yy)

"Unit Holder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

(zz)

"Unit Holder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(aaa)

"Unit Holder Nonrecourse Deductions " has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

9

SECTION 2.  CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

2.1

Original Capital Contributions .  The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each initial Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after to the Effective Date.

2.2

Additional Capital Contributions; Additional Units.   No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause Exhibit A and the Membership Register to be appropriately amended.

2.3

Capital Accounts.   A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(a)

To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions, (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(b)

To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(c)

In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(d)

In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

10

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3.  ALLOCATIONS

3.1

Profits.   After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.2

Losses.   After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.3

Special Allocations.   The following special allocations shall be made in the following order:

(a)

Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

11

(b)

Unit Holder Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c)

Qualified Income Offset.  In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d)

Gross Income Allocation.  In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e)

Nonrecourse Deductions.  Non recourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

12

(f)

Unit Holder Nonrecourse Deductions.  Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g)

Section 754 Adjustments.  To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h)

Allocations Relating to Taxable Issuance of Company Units.  Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the "Issuance Items") shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4

Curative Allocations.   The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).  In exercising their discretion under this Section 3.4, the Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 3.3(e) and 3.3(f).

13

3.5

Loss Limitation.   Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6

Other Allocation Rules.   (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Generally, allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

3.7

Tax Allocations:  Code Section 704(c).   In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

14

3.8

Tax Credit Allocations .  All credits against income tax with respect to the Company's property or operations, including the Small Ethanol Producer Credit (as defined in the Code), if available, shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs.  This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4.  DISTRIBUTIONS

4.1

Net Cash Flow .  Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company's lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2

Amounts Withheld.   All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

4.3

Limitations on Distributions.   The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof.  Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

15

SECTION 5.  MANAGEMENT

5.1

Directors.   The Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such as are by this Agreement conferred upon or reserved to the Members.  No person who is not a Member may be a Director.  The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors and not by its Members. The Directors of the Company shall consist of a minimum of seven (7) and a maximum of fifteen (15) members, and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors, in accordance with the provisions of this Section 5.1.  The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot).  Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors.  The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot).

5.2

Election of Directors.   The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit "B" attached hereto.  The initial Directors shall each serve as Directors for an initial term ending one (1) year after substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such Director.  After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified. The terms of Class I Directors shall expire first, followed by those of Class II Directors, and then Class III Directors.  The initial Directors shall, by resolution, separately classify each initial Director into a respective class, such classification to serve as the basis for the staggering of terms among the initial and the subsequent Directors thereafter.  One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominees for open Director positions shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to the votes cast for their competitors shall be elected Directors.  Nominations for the election of directors may also be made by any Unit Holder entitled to vote generally in the election of directors. However, any Unit Holder that intends to nominate one or more persons for election as Directors at a meeting may do so only if

16

written notice of such Unit Holder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company.  Each such notice to the Secretary shall set forth: (i) the name and address of record of the Unit Holder who intends to make the nomination; (ii) a representation that the Unit Holder is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Unit Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Unit Holder; (v) such other information regarding each nominee proposed by such Unit Holder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected, and (vi) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.   The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the Unit Holders representing at least a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot).  Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

5.3

Committees.   A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

17

5.4

Authority of Directors.   Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a "manager" under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

(a)

Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(b)

Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(c)

Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d)

Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(e)

Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(f)

Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(g)

Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

18

(h)

Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(i)

Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j)

Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(k)

Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(l)

Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(m)

Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

(n)

Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

(o)

Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

19

5.5

Director as Agent.   Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

5.6

Restrictions on Authority of Directors.   (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:

(i)

Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)

Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)

Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)

Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

(i)

Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)

Confess a judgment against the Company in an amount in excess of $500,000;

(iii)

Issue Units at a purchase price of less than $250.00 per Unit;

(iv)

Issue more than an aggregate of 28,000 Units;

(v)

Elect to dissolve the Company;

(vi)

Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

20

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members.  Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

5.7

Director Actions.   Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any one or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is not lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a two-thirds majority of all Directors, provided that a copy of such written action shall be promptly given to all Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Director's meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of all Directors. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed at the time of such vote.

5.8

Duties and Obligations of Directors.  The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Wisconsin and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

21

5.9

Chairman and President.   Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall also hold the office of President and all references  herein to Chairman or President shall be deemed to refer to one and same office and to one and the same officer of the Company.  The Chairman/President shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors.  .

5.10

President and Chief Executive Officer.   The Board of Directors shall appoint someone other than the Chairman/President as the Chief Executive Officer of the Company with such appointment to be made no later than commencement of operation of the Facilities.  The Chief Executive Officers shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

5.11

Chief Financial Officer.   Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.12

Secretary; Assistant Secretary.   The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.13

Vice Chairman and Vice President.   The Company shall have one Vice Chairman of the Board of Directors who shall also hold the office of Vice President and all references herein to Vice Chairman or Vice President shall be deemed to refer to one and the same office and to one and the same officer of the Company.  In the absence or disability of the Chairman/President, the Vice Chairman/Vice President shall preside at meetings of the Members and the Directors and shall perform such other duties as may from time to time be prescribed by the Directors.

22

5.14

Delegation.   Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an "Officer" and collectively, "Officers") may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons.  An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.15

Execution of Instruments.   All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

5.16

Limitation of Liability; Indemnification of Directors.   To the maximum extent permitted under the Act and other applicable law, no Member or Director of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member or Director or both. No Director of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director; provided that this provision shall not eliminate or limit the liability of a Director for any of the following: (i) receipt of an improper financial benefit to which the Director is not entitled; (ii) liability for receipt of distributions in violation of the articles of organization, operating agreement, or Section 17-76,110 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct.  To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, officer, or director in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director, officer, or director in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

23

5.17

Compensation; Expenses of Directors.   No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefore, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

5.18

Loans.   Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company.  If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum.  If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party.  None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

24

SECTION 6.  ROLE OF MEMBERS

6.1

Rights of Powers.   Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.2

Voting Rights.   The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement.

6.3

Member Meetings; Quorum and Proxies.   Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting.  Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least 10 days and no more than 60 days before the day on which the meeting is to be held. Unit Holders representing an aggregate of not less than twenty-five percent (25%) of the Units may also in writing demand that a meeting of the Members be called by the Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Directors upon written notice thereof stating the date, time and place, given not less than ten (10) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least thirty percent (30%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

 6.4

Voting; Action by Members.   If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

6.5

Termination of Membership.   The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.5 hereof.

25

6.6

Continuation of the Company.   The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.7

No Obligation to Purchase Membership Interest.   No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

6.8

Waiver of Dissenters Rights.   Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

6.9

Limitation on Ownership.  Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than thirty percent (30%) of the issued and outstanding Units at any time.  Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member's Related Parties and Affiliates.

SECTION 7.  ACCOUNTING, BOOKS AND RECORDS

7.1

Accounting, Books and Records.   The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this Section 8.1 are expressly subject to compliance by

26

such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

7.2

Reports.   The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied.  As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 12 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

7.3

Tax Matters.   The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders.  The Directors shall designate a Person to be specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

27

7.4

Delivery to Members and Inspection.   Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Sections 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Sections 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

SECTION 8.  AMENDMENTS

8.1

Amendments.   Amendments to this Agreement may be proposed by the Directors or any Member. Following such proposal, the Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Directors shall include in any such submission a recommendation as to the proposed amendment. The Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9.  TRANSFERS

9.1

Restrictions on Transfers.   Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

28

9.2

Permitted Transfers.   Subject to the conditions and restrictions set forth in this Section 9, a Member may (a) at any time Transfer all or any portion of its Units (i) to the transferor's administrator or trustee to whom such Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member; and (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units (i) to any Person approved by a majority of the Directors in writing, or (ii) to any other Member or to any Affiliate or Related Party of another Member, or (iii) to any Affiliate or Related Party of the transferor. Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a "Permitted Transfer".

9.3

Conditions to Permitted Transfers.   A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

(b) The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an "investment company" under the Investment Company Act of 1940.

29

(e) Unless otherwise approved by the Directors and a 75% majority in interest of the Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

30

9.4

Prohibited Transfers.   Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

9.5

Rights of Unadmitted Assigness.   A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

9.6

Admission of Substituted Members.   As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

31

9.7

Representations Regarding Transfers.   Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as "matching services" as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

9.8

Distribution and Allocations in Respect of Transferred Units.   If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company

32

nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

SECTION 10.  DISSOLUTION AND WINDING UP

10.1

Dissolution.   The Company shall dissolve and shall commence winding up and liquidating upon the first Dissolution Event to occur.  The Members hereby agree that, notwithstanding any provisions of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

10.2

Winding Up.   Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

10.3

Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.   In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In

33

the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4

Deemed Distribution and Recontribution.   Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

10.5

Rights of Unit Holders.   Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6

Allocations During Period of Liquidation.   During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the "Liquidation Period"), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

10.7

Character of Liquidating Distributions.   All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8

The Liquidator.   The "Liquidator" shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, directors, agents or employees of the

34

Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9

Forms of Liquidating Distributions.   For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11.  MISCELLANEOUS

11.1

Notices.   Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof.

11.2

Binding Effect.   Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

11.3

Construction.   Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4

Headings.   Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

35

11.5

Severability.   Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 14.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6

Incorporation By Reference.   Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7

Variation of Terms.   All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

11.8

Governing Law.   The laws of the State of Wisconsin shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

11.9

Waiver of Jury Trial.   Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10

Counterpart Execution.   This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

11.11

Specific Performance.   Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

36

IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.

COMPANY:

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

By:

/s/ J.F. Robertson

Its: Chairman and President

37

EXHIBIT "A"

United Wisconsin Grain Producers, L.L.C.

Membership List

See official Membership Register maintained at the principal office of the Company and available upon request.

38

EXHIBIT "B"

Initial Board of Directors

Name of Initial Board of Directors Members	Address of Initial Board of Directors Members

Carl Benck	W722 Hwy. Z, Fall River, WI 53952

Cal Dalton	407 Lake St., Pardeeville, WI 53954

Jerry H. Franz	W5354 Hall Rd., Poynette, WI 53955

Charles W. Hammer, Vice Chairman and Vice President	W7503 County Dr., Beaver Dam, WI 53916

William C. Herrmann	W2553 Duborg Rd., Columbus, WI 53925

Nancy Kavazanjian, Secretary	W7503 County Drive, Beaver Dam, WI 53916

Robert Lange	W11715 Behan Rd., Columbus, WI 53925

Robert J. Miller, Treasurer	35460 Hwy. K, Oconomowoc, WI 53066

Kevin Roche, Chairman and President	N3432 Co. Trunk BB, Columbus, WI 53925

Berwyn G. Westra	N8693 Cty. FW, Beaver Dam, WI 53916

39

Appendix B

PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

Dated ____________

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C. SECOND AMENDED AND RESTATED OPERATING AGREEMENT

(CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

   Page

SECTION 1: THE COMPANY

2

1.1 Formation

2

1.2 Name

2

1.3 Purchase; Powers

2

1.4 Principal Place of Business

2

1.5 Term

2

1.6 Agent For Service of Process

2

1.7 Title to Property

2

1.8 Payment of Individual Obligations

3

1.9 Independent Activities; Transactions With Affiliates

3

1.10 Definitions

3

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

11

2.1 Original Capital Contributions

11

2.2 Additional Capital Contributions; Additional Units

11

2.3 Capital Accounts

11

SECTION 3. ALLOCATIONS

12

3.1 Profits

12

3.2 Losses

12

3.3 Special Allocations

12

3.4 Curative Allocations

14

3.5 Loss Limitation

14

3.6 Other Allocation Rules

15

3.7 Tax Allocations: Code Section 704(c)

15

3.8 Tax Credit Allocations

15

SECTION 4. DISTRIBUTIONS

16

4.1 Net Cash Flow

16

4.2 Amounts Withheld

16

4.3 Limitations on Distributions

16

SECTION 5. MANAGEMENT

17

5.1 Directors

17

5.2 Election of Directors

17

5.3 Committees

18

5.4 Authority of Directors

18

5.5 Director as Agent

20

5.6 Restrictions on Authority of Directors

21

5.7 Director Actions

22

5.8 Duties and Obligations of Directors

23

5.9 Chairman and President

23

5.10 Chief Executive Officer

23

5.11 Chief Financial Officer

23

5.12 Secretary; Assistant Secretary

24

5.13 Vice Chairman and Vice President

24

5.14 Delegation

24

5.15 Execution of Instruments

24

5.16 Limitation of Liability; Indemnification of Directors and Officers

25

5.17 Compensation; Expenses of Directors

25

5.18 Loans

26

5.19 Removal of Directors

26

SECTION 6. ROLE OF MEMBERS

26

6.1 Classification of Membership Units

26

6.2 Rights or Powers

27

6.3 Voting Rights

27

6.4 Members

27

6.5 Additional Members

28

6.6 Member Meetings; Quorum and Proxies

28

6.7 Voting; Action by Members

29

6.8 Termination of Membership

29

6.9 Continuation of the Company

29

6.10 No Obligation to Purchase Membership Interest

29

6.11 Waiver of Dissenters Rights

29

6.12 Limitation on Ownership

29

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

30

7.1 Accounting, Books and Records

30

7.2 Reports

30

7.3 Tax Matters

31

7.4 Delivery to Members and Inspection

31

SECTION 8. AMENDMENTS

32

8.1 Amendments

32

SECTION 9. TRANSFERS

32

9.1 Restrictions on Transfers

32

9.2 Permitted Transfers

32

9.3 Conditions to Permitted Transfers

33

9.4 Prohibited Transfers

35

9.5 Rights of Unadmitted Assignees

35

9.6 Admission of Substituted Members

35

9.7 Representations Regarding Transfers

36

9.8 Distribution and Allocations in Respect of Transferred Units

36

SECTION 10.  DISSOLUTION AND WINDING UP

37

10.1 Dissolution

37

10.2 Winding Up

37

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts

38

10.4 Deemed Distribution and Recontribution

38

10.5 Rights of Unit Holders

38

10.6 Allocations During Period of Liquidation

38

10.7 Character of Liquidating Distributions

39

10.8 The Liquidator

39

10.9 Forms of Liquidating Distributions

39

SECTION 11. MISCELLANEOUS

39

11.1 Notices

39

11.2 Binding Effect

39

11.3 Construction

40

11.4 Headings

40

11.5 Severability

40

11.6 Incorporation By Reference

40

11.7 Variation of Terms

40

11.8 Governing Law

40

11.9 Waiver of Jury Trial

40

11.10 Counterpart Execution

40

11.11 Specific Performance

40

SECOND AMENDED AND RESTATED

OPERATING AGREEMENT

OF

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

This SECOND AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the ____ day of _________, 20__ (the “Effective Date”), by and among UNITED WISCONSIN GRAIN PRODUCERS, L.L.C., a Wisconsin limited liability company (the “Company”), each of the Persons who are identified as Members on the attached Exhibit A and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the Company’s organizers caused to be filed with the State of Wisconsin, Articles of Organization of the Company pursuant to Chapter 183 of the Code of Wisconsin (the “Act”); and

WHEREAS, the Company’s Members adopted an Operating Agreement of the Company dated November 2, 2001, pursuant to the Act; and

WHEREAS, the Company’s Members adopted the Amended and Restated Operating Agreement effective April 9, 2005; and

WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission (“SEC”) and the Directors have determined that it is in the best interest of the Company to divide the Units into different classes such that the Company has fewer than three hundred (300) Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC; and

WHEREAS, the Members desire to amend and restate the Amended and Restated Operating Agreement dated April 9, 2005 to revise and set forth the respective rights, duties and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as defined in Section 1.10); and

WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and the Members have voted in favor of the Classification and the Second Amended and Restated Operating Agreement at a meeting of the Members held on __________.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1

SECTION 1.  THE COMPANY

1.1

Formation.  The initial Members formed the Company as a Wisconsin limited liability company by filing Articles of Organization with the State of Wisconsin on November 2, 2001 pursuant to the provisions of the Act.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

1.3

Name.   The name of the Company shall be “United Wisconsin Grain Producers, L.L.C.” and all business of the Company shall be conducted in such name.

1.3

Purchase; Powers.   The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Wisconsin; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Wisconsin limited liability company may lawfully be engaged, as determined by the Directors.  The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4

Principal Place of Business.   The Company shall continuously maintain an office in Wisconsin. The principal office of the Company shall be at W1231 Tessmann Drive, Friesland, Wisconsin 53935, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.

1.5

Term.   The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the State of Wisconsin, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6

Agent For Service of Process.   The name and address of the agent for service of process on the Company in the State of Wisconsin shall be Barb Bontrager, W1231 Tessmann Drive, Friesland, Wisconsin 53935, or any successor as appointed by the Directors.

1.7

Title to Property.   All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name.  Each Member’s interest in the Company shall be personal property for all purposes.  At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

2

1.8

Payment of Individual Obligations.   The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

1.9

Independent Activities; Transactions With Affiliates.   The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion.  Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation.  To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10

Definitions.   Capitalized words and phrases used in this Agreement have the following meanings:

(a)

“Act” means the Chapter 183 of the Code of Wisconsin, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b)

“Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.  The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c)

“Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, director, general partner, member or trustee of such Person or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common

3

control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

(d)

“Agreement” means this Second Amended and Restated Operating Agreement of United Wisconsin Grain Producers, L.L.C., as amended from time to time.

(e)

“Articles” means the Articles of Organization of the Company filed with the State of Wisconsin, as same may be amended from time-to-time.

(f)

“Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

(g)

“Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

(h)

“Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

(i)

“Class A Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units.  “Class A Members” means all such Persons.

(j)

“Class A Permitted Transfer” has the meaning set forth in Section 9.2(a) hereof.

(k)

“Class A Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(l)

“Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.

(m)

“Class B Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units.  “Class B Members” means all such Persons.

(n)

“Class B Permitted Transfer” has the meaning set forth in Section 9.2(b) hereof.

4

(o)

“Class B Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(p)

“Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.

(q)

“Class C Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units.  “Class C Members” means all such Persons.

(r)

“Class C Permitted Transfer” has the meaning set forth in Section 9.2(c) hereof.

(s)

“Class C Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(t)

“Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.

(u)

“Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC, and less than 500 Unit Holders of record in each of the other classes of Units created hereunder.

(v)

“Classification Date” means ______ p.m. on _________, 20__.

(w)

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(x)

“Company” means United Wisconsin Grain Producers, L.L.C., a Wisconsin limited liability company.

(y)

“Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(z)

“Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise)

5

to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

(aa)

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

(bb)

“Directors” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement.  “Directors” means all such Persons.  For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.

(cc)

“Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.

(dd)

“Effective Date” means ________, 20___.

(ee)

“Facilities” shall mean the Company’s ethanol production and co-product production facilities located on an approximately 115-acre site on Wisconsin Highway 33, two miles east of Wisconsin Highway 73.

(ff)

“Fiscal Year” means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.

(gg)

“GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

(hh)

“Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross

6

Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

(ii)

“Issuance Items” has the meaning set forth in Section 3.3(h) hereof.

(jj)

“Liquidation Period” has the meaning set forth in Section 10.6 hereof.

(kk)

“Liquidator” has the meaning set forth in Section 10.8 hereof.

(ll)

“Losses” has the meaning set forth in the definition of “Profits and Losses.”

(mm)

“Member” means any Person who has (i) become a Member pursuant to the terms of this Agreement and (ii) who is the owner of one or more Class A, Class B, or Class C Units.

(nn)

“Members” means all such Members.

(oo)

“Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”

(pp)

“Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

7

(qq)

“Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(rr)

“Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

(ss)

“Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(tt)

“Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(uu)

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(vv)

“Officer” or “Officers” has the meaning set forth in Section 5.14 hereof.

(ww)

“Permitted Transfer” means all Class A, Class B and Class C Permitted Transfers when no distinction is required by the context in which the term is used herein.

(xx)

“Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

8

(yy)

“Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(zz)

“Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(aaa)

“Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(bbb)

“Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

9

(ccc)

“Related Party” or “Related Parties” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(ddd)

“Securities Act” means the Securities Act of 1933, as amended.

(eee)

“Tax Matters Member” has the meaning set forth in Section 7.3 hereof.

(fff)

“Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

(ggg)

“Units” or “Unit” means all Class A, Class B and Class C Units when no distinction is required by the context in which the term is used herein.

(hhh)

“Unit Holders” means all Class A, Class B and Class C Unit Holders when no distinction is required by the context in which the term is used herein.

(iii)

“Unit Holder” means the owner of one or more Class A, Class B or Class C Units when no distinction is required by the context in which the term is used herein.

(jjj)

“Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

(kkk)

“Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(lll)

“Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

10

SECTION 2.  CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

2.1

Original Capital Contributions .  The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each initial Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after the Effective Date.

2.2

Additional Capital Contributions; Additional Units.   No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause Exhibit A and the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.

2.3

Capital Accounts.   A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(e)

To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions, (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(f)

To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(g)

In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(h)

In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

11

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3.  ALLOCATIONS

3.1

Profits.   After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.2

Losses.   After giving effect to the special allocations in Sections 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.3

Special Allocations.   The following special allocations shall be made in the following order:

(a)

Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

12

(b)

Unit Holder Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c)

Qualified Income Offset.  In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d)

Gross Income Allocation.  In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e)

Nonrecourse Deductions.  Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

(f)

Unit Holder Nonrecourse Deductions.  Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

13

(g)

Section 754 Adjustments.  To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h)

Allocations Relating to Taxable Issuance of Company Units.  Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4

Curative Allocations.   The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).  In exercising their discretion under this Section 3.4, the Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 3.3(e) and 3.3(f).

3.5

Loss Limitation.   Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

14

3.6

Other Allocation Rules.   (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Generally, allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.

3.7

Tax Allocations:  Code Section 704(c).   In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

3.8

Tax Credit Allocations .  All credits against income tax with respect to the Company’s property or operations, including the Small Ethanol Producer Credit (as defined in the Code), if available, shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs.  This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

15

SECTION 4.  DISTRIBUTIONS

4.1

Net Cash Flow .  Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company’s lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2

Amounts Withheld.   All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

4.3

Limitations on Distributions.   The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof.  Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

16

SECTION 5.  MANAGEMENT

5.1

Directors.   The Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such as are by this Agreement conferred upon or reserved to the Members.  No person who is not a Member may be a Director.  The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors and not by its Members. The Directors of the Company shall consist of a minimum of seven (7) and a maximum of fifteen (15) members, and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors, in accordance with the provisions of this Section 5.1.  The Class A Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Class A Membership Voting Interests represented at a meeting of the Class A Members (represented in person, by proxy, or by mail ballot).  Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors.  The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests of the Class A Members represented at a meeting of the Class A Members (represented in person, by proxy, or by mail ballot).

5.2

Election of Directors.   The Directors of the Company as of the Effective Date, and the date of expiration of the terms of such Directors, are set forth on Exhibit B attached hereto.  At each annual meeting of the Members, Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominees for open Director positions shall be elected by a plurality vote of the Class A and Class B Members so that the nominees receiving the greatest number of votes relative to the votes cast for their competitors shall be elected Directors. Nominations for the election of Directors may also be made by any Class A or Class B Member entitled to vote generally in the election of Directors. However, any Class A or Class B Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth: (i) the name and address of record of the Class A or Class B Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or

17

understandings between the Class A or Class B Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A or Class B Member; (v) such other information regarding each nominee proposed by such Class A or Class B Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected, and (vii) a nominating petition signed and dated by Class A and/or Class B Member holding at least five percent (5%) of the total Class A and Class B Units then outstanding and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.   The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests of the Class A Members represented at a meeting of the Class A Members (represented in person, by proxy, or by mail ballot).  Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

5.3

Committees.   A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

5.4

Authority of Directors.   Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

18

(p)

Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(q)

Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(r)

Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(s)

Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(t)

Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(u)

Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(v)

Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

(w)

Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(x)

Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

19

(y)

Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(z)

Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(aa)

Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(bb)

Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

(cc)

Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

(dd)

Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

5.5

Director as Agent.   Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

20

5.6

Restrictions on Authority of Directors.

(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:

(v)

Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(vi)

Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(vii)

Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(viii)

Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the total Class A Membership Voting Interests then outstanding:

(vii)

Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(viii)

Confess a judgment against the Company in an amount in excess of $1,500,000;

(ix)

Issue Units at a purchase price of less than $500.00 per Unit;

(x)

Issue more than an aggregate of 35,000 Units;

(xi)

Elect to dissolve the Company;

(xii)

Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

21

(c) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to be dissolved unless the Members have consented to such dissolution by the affirmative vote of a three-fourths (3/4) super majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote on the matter.  As stated in this Agreement, each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company; however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on the dissolution of the Company.

The actions specified in this Section 5.6 as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members.

5.7

Director Actions.   Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any one or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is not lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a two-thirds (2/3) super majority of all Directors, provided that a copy of such written action shall be promptly given to all Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. Unless otherwise stated in this Agreement, the Directors shall take action by the vote of a majority of the Directors present at a meeting of the Directors at which a quorum is present. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed at the time of such vote.

22

5.8

Duties and Obligations of Directors.  The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Wisconsin and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

5.9

Chairman and President.   Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall also hold the office of President and all references  herein to Chairman or President shall be deemed to refer to one and same office and to one and the same officer of the Company.  The Chairman/President shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors.

5.10

Chief Executive Officer.   The Board of Directors shall appoint someone other than the Chairman/President as the Chief Executive Officer of the Company.  The Chief Executive Officer shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

5.11

Chief Financial Officer.   Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

23

5.12

Secretary; Assistant Secretary.   The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.13

Vice Chairman and Vice President.   The Company shall have one Vice Chairman of the Board of Directors who shall also hold the office of Vice President and all references herein to Vice Chairman or Vice President shall be deemed to refer to one and the same office and to one and the same officer of the Company.  In the absence or disability of the Chairman/President, the Vice Chairman/Vice President shall preside at meetings of the Members and the Directors and shall perform such other duties as may from time to time be prescribed by the Directors.

5.14

Delegation.   Unless prohibited by a resolution of the Directors, the President, Chief Executive Officer, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons.  An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.15

Execution of Instruments.   All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

24

5.16

Limitation of Liability; Indemnification of Directors and Officers.   To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) receipt of an improper financial benefit to which the Director or Officer is not entitled; (ii) liability for receipt of distributions in violation of the articles of organization, operating agreement, or Section 183.0608 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct.  To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director or Officer in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

5.17

Compensation; Expenses of Directors.  No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefore, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

25

5.18

Loans.   Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company.  If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum.  If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party.  None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

5.19

Removal of Directors.  A super majority of two-thirds (2/3) of all Directors may remove any Director “for cause” at a meeting of the Directors called for that purpose, if proper notice has been given that a purpose of the meeting is such removal.  When a vacancy occurs due to removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next annual or special meeting of the Members.  For purposes of this Section 5.19, the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.

SECTION 6.  ROLE OF MEMBERS

6.1

Classification of Membership Units .  A Member’s Membership Interest in the Company shall be designated in Units.  Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:

(a)

each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of fifty (50) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

(b)

each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least eleven (11) but no more than forty nine (49) Units on the Classification Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and

26

(c)

each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of ten (10) or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.

The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.

6.2

Rights or Powers.   Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.3

Voting Rights.

(a)

The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement.  Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

(b)

The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement.  Except as otherwise provided by this Agreement, the Class B Members shall be entitled to vote only upon:

(i) election of Directors pursuant to Section 5.2; and

(ii) dissolution of the Company pursuant to Section 5.6(c).

(c)

The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member in accordance with the provisions of this Agreement.  Except as otherwise provided by this Agreement, the Class C members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.6(c).

(d)

Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members is entitled to vote, the Class A Members, Class B Members, and or Class C Members shall vote together as a single class and not as separate classes.

6.4

Members.  Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit C attached hereto and such other documents as may be required by the Directors.  Each prospective Member must be approved and admitted to the Company by the Board of Directors.  The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.

27

6.5

Additional Members.  No Person shall become a Member without the approval of the Directors.  The Directors may refuse to admit any Person as a Member at their sole discretion.  Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions as the Board of Directors shall approve.  Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company an Addendum to this Agreement in the form of Exhibit C attached hereto and any additional documentation as determined by the Directors to be necessary and appropriate to effect such admission.  Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof.  The Members hereby designate and appoint the Board of Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.  Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended.  Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.  All Members acknowledge that the admission of additional Members may result in a dilution of the current Members’ Membership Interests.

6.6

Member Meetings; Quorum and Proxies.   Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting.  Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least ten (10) days and no more than sixty (60) days before the day on which the meeting is to be held. Members representing an aggregate of not less than twenty-five percent (25%) of the total outstanding Membership Voting Interests may also in writing demand that a meeting of the Members be called by the Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Directors upon written notice thereof stating the date, time and place, given not less than ten (10) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least thirty percent (30%) of the Membership Voting Interests entitled to vote on the matter presented at the meeting is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

28

6.7

Voting; Action by Members .   If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

6.8

Termination of Membership.   The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.5 hereof.

6.9

Continuation of the Company.   The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.10

No Obligation to Purchase Membership Interest.   No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

6.11

Waiver of Dissenters Rights.   Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.

6.12

Limitation on Ownership.  Notwithstanding any other provision herein, no Member shall directly or indirectly own or control at any time more than twenty percent (20%) of the issued and outstanding: (i) Class A Units; (ii) Class B Units; or (iii) Class C Units.  Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties and Affiliates.

29

SECTION 7.  ACCOUNTING, BOOKS AND RECORDS

7.1

Accounting, Books and Records.   The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this Section 7.1 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

7.2

Reports.   The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall make available to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied:

(a)

As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

30

(b) Within forty five (45) days after the end of each of the fiscal quarters ending on March 31, June 30 and September 30, respectively, a balance sheet of the Company as of the end of such fiscal quarter and the related statements of operations (for such fiscal quarter and year-to-date) and cash flows (year-to-date), all of which shall be prepared by the Company’s Officers and may be unaudited.

7.3

Tax Matters.   The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders.  The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

7.4

Delivery to Members and Inspection.   Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

31

SECTION 8.  AMENDMENTS

8.1

Amendments.   Amendments to this Agreement may be proposed by the Directors or any Class A Member. Following such proposal, the Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Directors shall include in any such submission a recommendation as to the proposed amendment. The Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members represented at a Meeting of the Class A Members (represented in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9.  TRANSFERS

9.1

Restrictions on Transfers.   Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

9.2

Permitted Transfers.

(a)

Class A Permitted Transfer.  Subject to the conditions and restrictions set forth in this Section 9, a Class A Member may Transfer all or any portion of its Class A Units to any Person approved by a majority of the Directors in writing.  The Directors shall have the authority to disallow any proposed Transfer of Class A Units at their sole discretion.  Any such Transfer set forth in this Section 9.2(a) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class A Permitted Transfer.”

32

(b)

Class B Permitted Transfer.  Subject to the conditions and restrictions set forth in this Section 9, a Class B Member may Transfer all or any portion of its Class B Units to any Person approved by a majority of the Directors in writing.  The Directors shall have the authority to disallow any proposed Transfer of Class B Units at their sole discretion.   Any such Transfer set forth in this Section 9.2(b) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class B Permitted Transfer.”

(c)

Class C Permitted Transfer.  Subject to the conditions and restrictions set forth in this Section 9, a Class C Member may Transfer all or any portion of its Class C Units to any Person approved by a majority of the Directors in writing.  The Directors shall have the authority to disallow any proposed Transfer of Class C Units at their sole discretion.  Any such Transfer set forth in this Section 9.2(c) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class C Permitted Transfer.”

9.3

Conditions to Permitted Transfers.   A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

33

(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% supermajority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or request initiating the procedures contemplated by this Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

(h) The Transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Securities and Exchange Act of 1934, as amended, unless otherwise consented to by the Board of Directors.

(i) The Transfer will not result in the number of Class B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors.

34

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

9.4

Prohibited Transfers.   Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

9.5

Rights of Unadmitted Assigness.   A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

9.6

Admission of Substituted Members.   As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and

35

conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.7

Representations Regarding Transfers.   Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

9.8

Distribution and Allocations in Respect of Transferred Units.   If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and

36

such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

SECTION 10.  DISSOLUTION AND WINDING UP

10.1

Dissolution.   The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a three-fourths (3/4) super majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act.  The Members hereby agree that, notwithstanding any provisions of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event. Each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.

10.2

Winding Up.   Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.9 hereof), to the extent sufficient therefore, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

37

10.3

Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.   In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4

Deemed Distribution and Recontribution.   Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.

10.5

Rights of Unit Holders.   Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6

Allocations During Period of Liquidation.   During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

38

10.7

Character of Liquidating Distributions.   All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8

The Liquidator.   The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9

Forms of Liquidating Distributions.   For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11.  MISCELLANEOUS

11.1

Notices.   Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth on record with the Company or to such other address that has been provided in writing to the Company.

11.2

Binding Effect.   Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

39

11.3

Construction.   Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4

Headings.   Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

11.5

Severability.   Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6

Incorporation By Reference.   Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7

Variation of Terms.   All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

11.8

Governing Law.   The laws of the State of Wisconsin shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

11.9

Waiver of Jury Trial.   Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10

Counterpart Execution.   This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

11.11

Specific Performance.   Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

40

IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.

COMPANY:

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

By:____________________________________

Robert J. Miller, Chairman and President

41

EXHIBIT A

United Wisconsin Grain Producers, L.L.C.

Membership List

See official Membership Register maintained at the principal office of the Company and available upon request.

42

EXHIBIT B

Board of Directors

Name of Director	Term Expires

Carl T. Benck	2010

Calvin L. Dalton	2012

Jerry H. Franz	2011

Thomas J. Hanley	2010

William R. Herrmann	2012

Robert T. Lange	2010

Robert J. Miller	2012

Kevin M. Roche	2011

Berwyn G. Westra	2011

43

EXHIBIT C

MEMBER SIGNATURE PAGE

ADDENDA TO THE

SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in United Wisconsin Grain Producers, L.L.C., has received a copy of the Second Amended and Restated Operating Agreement, dated ________, 20___, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:

Entities:

Name of Individual Member (Please Print)

Name of Entity (Please Print)

Signature of Individual

Print Name and Title of Officer

Name of Joint Individual Member (Please Print)

Signature of Officer

Signature of Joint Individual Member

Agreed and accepted on behalf of the

Company and its Members:

UNITED WISCONSIN GRAIN PRODUCERS, L.L.C.

By:

Its:

44

Appendix C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2009 ON FORM 10-Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒	Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the fiscal year ended December 31, 2008

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Commission file number 000-50733

UNITED WISCONSIN GRAIN PRODUCERS, LLC
(Exact name of registrant as specified in its charter)

Wisconsin	39-2032455
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

W1231 Tessmann Drive, Friesland, Wisconsin 53935-0247
(Address of principal executive offices) (Zip Code)

(920) 348-5016
(Registrant’s telephone number)

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Membership Units

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.   ☐  Yes    ☒  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.   ☐  Yes    ☒  No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     ☒  Yes    ☐  No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer ☐

Accelerated filer ☐

Non-accelerated filer ☒

Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

☐  Yes

☒  No

The aggregate market value of the membership units held by non-affiliates of the registrant at December 31, 2008, was $23,735,000.  There is no established public trading market for our membership units.  The aggregate market value was computed by reference to the price at which membership units were last sold by the registrant ($1,000.00 per unit).

As of March 1, 2009, there were 28,475 membership units outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The registrant has incorporated by reference into Part III of this Annual Report on Form 10-K portions of its definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report.

INDEX

Page No.

PART I

3

ITEM 1.

BUSINESS

3

ITEM 1A.

RISK FACTORS

18

ITEM 2.

PROPERTIES

26

ITEM 3.

 LEGAL PROCEEDINGS

26

ITEM 4.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

26

PART II

27

ITEM 5.

MARKET FOR REGISTRANT’S MEMBERSHIP UNITS, RELATED MEMBER
MATTERS AND ISSUER PURCHASES OF MEMBERSHIP UNITS

27

ITEM 6.

SELECTED FINANCIAL DATA

30

ITEM 7.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

30

ITEM 7A.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

43

ITEM 8.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

45

ITEM 9.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

67

ITEM 9A(T)CONTROLS AND PROCEDURES

67

ITEM 9B.

OTHER INFORMATION

68

PART III

69

PART IV

69

ITEM 15.

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

69

SIGNATURES

71

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This annual report contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report.  While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•	Changes in the availability and price of corn and natural gas;
•	The availability of credit to support capital improvements, development, expansion and operations;
•	Changes in our business strategy, capital improvements or development plans;
•	Results of our hedging transactions and other risk management strategies;
•	Decreases in the market prices of ethanol and distillers grains;
•	Ethanol supply exceeding demand; and corresponding ethanol price reductions;
•	Changes in the environmental regulations that apply to our plant operations;
•	Our ability to generate sufficient liquidity to fund our operations and capital expenditures;
•	Changes in plant production capacity or technical difficulties in operating the plant;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Lack of transport, storage and blending infrastructure preventing ethanol from reaching high demand markets;
•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);
•	Changes and advances in ethanol production technology;
•	Effects of mergers, consolidations or contractions in the ethanol industry;
•	Competition from alternative fuel additives;
•	Our liability resulting from litigation;
•	Our reliance on third parties to market our products;
•	The loss of, or our inability to obtain, any license or permit;
•	Our ability to retain key employees and maintain labor relations;
•	Volatile commodity and financial markets; and
•	Other factors described elsewhere in this report.

The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.  We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

AVAILABLE INFORMATION

Information about us is also available at our website at www.uwgp.com, under “Company Information -- Financial Information,” which includes links to reports we have filed with the Securities and Exchange Commission, including annual, quarterly and current reports. The contents of our website are not incorporated by reference in this Annual Report on Form 10-K.

PART I.

ITEM 1.  BUSINESS.

Business Development

References to “we,” “us,” “our” and the “Company” refer to United Wisconsin Grain Producers, LLC.  United Wisconsin Grain Producers, LLC was formed as a Wisconsin limited liability company on November 2, 2001.  The Company manages the business and day-to-day operations of an ethanol plant near Friesland, Wisconsin.  Construction of the ethanol plant was substantially completed and operations commenced in May 2005.  The ethanol plant was originally constructed as a 40 million gallon per year facility.  In December 2007, we substantially completed an expansion that increased our production capacity to approximately 60 million gallons of ethanol per year.  We began operating at this expanded production capacity in July 2008; however, in September 2008 we began operating at less than full capacity due to tightening industry margins.  We may continue to operate at levels less than full capacity as the ethanol industry undergoes supply and demand corrections.  We expect to fund our operations during the next 12 months using cash flow from continuing operations and our revolving line of credit.

We anticipate further increasing our production capacity in the future to 90 million gallons per year; however, this additional expansion has been put on hold indefinitely pending management’s review of new technologies and due to the recent erosion of industry profit margins.

Our revenues are derived from the sale and distribution of ethanol and distillers grains throughout the continental United States, Canada, and overseas. In fiscal year 2008, we produced approximately 53 million gallons of ethanol and 157,000 tons of distillers grains from approximately 18.6 million bushels of corn. However, there is no guarantee that we will continue to operate at these production levels.  Additionally, we may choose not to operate at these production levels due to tightening industry margins.  The price of ethanol has historically fluctuated with the price of petroleum-based products such as unleaded gasoline and crude oil.  The price of distillers grains is primarily influenced by the price of corn as a substitute feed.  Although we expect these price relationships to continue in the foreseeable future, recent volatility in the commodities markets makes historical price relationships less reliable.  In the future, we also expect to derive additional revenues from the extraction and sale of corn oil.  We expect to complete our corn oil extraction project and begin marketing corn oil in our second fiscal quarter of 2009.

Our two largest costs of production are corn and natural gas.  The cost of corn is affected by geopolitical supply and demand factors and the outcome of our risk management strategies.  Natural gas prices fluctuate with the energy complex in general, crude oil and unleaded gasoline.  Our costs of production are also affected by the cost of complying with the extensive environmental laws that regulate our industry.

We completed the expansion of our grain storage facility from 450,000 bushels to 900,000 bushels in July 2008.  We also completed the construction of a new cooling tower and the installation of additional centrifuges in September 2008.  Additionally, we completed the expansion of our grain shipping and receiving area in November 2008.  We purchased and installed a new distillers grains transportation and cooling system in December 2008.  Ongoing projects include the addition of a regenerative thermal oxidizer and a corn oil extraction system.  We expect to complete both of these projects in May 2009.  Please refer to Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Plant Expansion and Construction in Process” for further information regarding these projects.

Financial Information

Please refer to “ Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” for information about our revenues, profit and loss measurements and total assets and liabilities and “ Item 8 — Financial Statements and Supplementary Data” for our financial statements and supplementary data.

Principal Products and Markets

The principal products we produce at our plant are fuel grade ethanol and distillers grains.  We also expect to begin extracting and marketing corn oil in our second fiscal quarter in 2009, following the completion of our corn oil extraction system.

Ethanol

Ethanol is ethyl alcohol, a fuel component made primarily from corn and various other grains, which can be used as: (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide vehicle emissions; and (iii) a non-petroleum-based gasoline substitute. More than 99% of all ethanol produced in the United States is used in its primary form for blending with unleaded gasoline and other fuel products. The principal purchasers of ethanol are generally wholesale gasoline marketers or blenders. The principal markets for our ethanol are petroleum terminals in the continental United States.

For our fiscal years ended December 31, 2008, 2007 and 2006, revenues from sales of ethanol, net of derivative activity, were approximately 84%, 89% and 91% of total revenues, respectively.

Distillers Grains

A principal co-product of the ethanol production process is distillers grains, a high protein, high-energy animal feed supplement primarily marketed to the dairy, poultry and beef industries.  Distillers grains contain by-pass protein that is superior to other protein supplements such as cottonseed meal and soybean meal.  By-pass proteins are more digestible to the animal, thus generating greater lactation in milk cows and greater weight gain in beef cattle.  The dry mill ethanol processing used by the plant results in two forms of distiller grains: Distillers Modified Wet Grains (“DMWS”) and Distillers Dried Grains with Solubles (“DDGS”).  DMWS is processed corn mash that has been dried to approximately 50% moisture.  DMWS have a shelf life of approximately ten days and are often sold to nearby markets.  DDGS is processed corn mash that has been dried to 10% to 12% moisture.  DDGS has an almost indefinite shelf life and may be sold and shipped to any market regardless of its vicinity to an ethanol plant.  At our plant, the composition of the distillers grains we produce is approximately 27% DMWS and 73% DDGS.

For our fiscal years ended December 31, 2008, 2007 and 2006, revenues from sales of distillers grains, net of derivative activity, were approximately 15%, 12% and 10% of total revenues, respectively.

Principal Product Markets

As described below in “ Distribution of Principal Products”, we market and distribute all of our ethanol and a portion of our DDGS through professional third party marketers.  We independently market our DMWS and a portion of our DDGS to local livestock producers.  For our products marketed by professional third party marketers, our marketers make all decisions with regard to where our products are marketed.  Our ethanol and distillers grains are primarily sold in the domestic market.  As distillers grains become more accepted as an animal feed substitute throughout the world, distillers grains exporting may increase.

We expect our ethanol and distillers grains marketers to explore all markets for our products, including export markets.  However, due to high transportation costs, and the fact that we are not located near a major international shipping port, we expect a majority of our products to continue to be marketed and sold domestically.

Distribution of Principal Products

Our ethanol plant is located near Friesland, Wisconsin in Columbia County, in south-central Wisconsin.  We selected the Friesland site because of its location to existing grain production, accessibility to road and rail transportation and its close proximity to major highways that connect to major population centers.

Ethanol Distribution

Noble Americas Corp. (“Noble”) markets and distributes all of the ethanol we produce at the plant.  We entered into an ethanol marketing agreement (the “Noble Agreement”) with Noble in December 2007.  The Noble Agreement has an initial term of two years, with automatic renewals for additional periods of two years unless either party provides notice of termination to the other party at least 180 days prior to the expiration of the initial term or any subsequent renewal term.  Under the Noble agreement, Noble enters into sales agreements with third parties for the sale of the ethanol produced by us.  We then receive the amount paid per gallon by such third parties, less transportation costs, certain other costs and fees and a fixed per-gallon marketing fee paid to Noble.

Distillers Grains Distribution

We entered into a marketing agreement (the “CHS Agreement”) with CHS Inc. for the purpose of marketing and selling the DDGS we ship by rail.  For the DDGS marketed and sold by CHS Inc., we receive a percentage of the sales price invoiced by CHS Inc. less freight costs incurred by CHS Inc.  The CHS Agreement became effective on October 1, 2007.  The CHS Agreement will remain in effect until terminated by either party by providing at least 90 days notice to the other party to the agreement.

We independently market and sell our DDGS not shipped by rail, as well as all of the DMWS we produce, directly to nearby livestock producers.  We have the discretion to determine how much DMWS we produce relative to DDGS and the quantity of DDGS, if any, to be shipped by rail from our plant.

New Products and Services

We did not introduce any new products or services during the fiscal year ended December 31, 2008.  We anticipate that we will begin extracting and marketing corn oil in our second fiscal quarter in 2009.

Dependence on One or a Few Major Customers

As discussed above, we are substantially dependent upon Noble for the purchase, marketing and distribution of our ethanol. Noble purchases 100% of the ethanol produced at the plant, all of which is marketed and distributed to its customers.  Therefore, we are highly dependent on Noble for the successful marketing of our ethanol.  In the event that our relationship with Noble is interrupted or terminated for any reason, we believe that we could engage another ethanol marketer.  However, any interruption or termination of our relationship with Noble could temporarily disrupt the sale of ethanol and adversely affect our business and operations.

Additionally, we are substantially dependent upon CHS Inc. for the purchase, marketing and distribution of our dried distillers grains shipped by rail.  CHS Inc. purchases most of the dried distillers grains produced at the plant, which are then marketed and distributed to CHS Inc.’s customers.  In the event that our relationship with CHS Inc. is interrupted or terminated for any reason, we believe that we could engage another distillers grains marketer.  However, any interruption or termination of our relationship with CHS Inc. could temporarily disrupt the sale of distillers grains and adversely affect our business and operations.

Seasonality of Ethanol Sales

One of the major uses of ethanol in the United States is to meet the oxygenated fuel requirement of the Clean Air Act. The Clean Air Act contains an oxygenated fuel requirement for areas classified as carbon monoxide non-attainment areas. These areas are required to establish an oxygenated fuels program for a period of not less than three months each winter. The minimum oxygen requirement for gasoline sold in these areas is 2.7% by weight. This is the equivalent of 7.7% ethanol by volume in a gasoline blend. The other major oxygenate that was previously used was MTBE. MTBE use as a fuel oxygenate has been replaced by ethanol due to liability and environmental concerns associated with MTBE. Several states have banned the use of MTBE as a fuel oxygenate due to these environmental concerns; however, MTBE has not been banned federally. Due to other ethanol use mandates, including the Federal Renewable Fuels Standard, which requires a certain amount of ethanol be used each year in the United States, the seasonal effect of the Clean Air Act oxygenation requirement has been reduced.

Financial Information about Geographic Areas

All of our operations are domiciled in the United States.  All of the products sold to our customers for fiscal years 2008, 2007 and 2006 were produced in the United States and all of our long-lived assets are domiciled in the United States.  We have engaged third party professional marketers to market all of our ethanol and a portion of our distillers grains.  These third party marketers may decide to sell our products in countries other than the United States.  Currently, approximately 21% of the distillers grains that we independently market are exported to Asia.

Sources and Availability of Raw Materials

Corn Supply

The primary raw material required for our ethanol plant to produce ethanol and distillers grains is corn.  To operate at a name-plate capacity of 60 million gallons per year, the plant requires a supply of approximately 21.5 million bushels of corn annually.  Since we are a licensed Wisconsin grain dealer, we buy as much grain as possible from local producers and from local elevators.  Our commodities manager is responsible for consistent scheduling of corn deliveries and establishing forward contracts with local producers and through local grain elevators.  The commodities manager coordinates corn deliveries between local producers and elevators.   We may purchase additional grain from outside our trade area as need and price dictate.  During the fiscal year ended December 31, 2008, we purchased approximately $21,850,000 in corn from some of the Company’s members who are local grain producers.

Although we do not expect to encounter problems in procuring corn, if a shortage of corn developed we would expect our corn costs to increase significantly.  Due to flooding events in the Midwest and other poor weather conditions, the price of corn increased significantly at the end of June and early July 2008.  However, nearly ideal growing conditions followed for the rest of the 2008 growing season and significant decreases in commodities markets, along with the collapse of financial markets, resulted in a significant decrease in corn prices.  The price and availability of corn are subject to significant fluctuations depending upon a number of factors affecting grain commodity prices in general, including crop conditions, weather, governmental programs and foreign purchases. The market price of ethanol is not directly related to grain prices, and as a result, ethanol producers are generally not able to compensate for increases in the cost of grain feedstock through adjustments in prices charged for their ethanol. We therefore anticipate that our plant’s profitability will be negatively impacted during periods of high grain prices.

Natural Gas

Natural gas is also an important input to our manufacturing process.  We estimate that our current natural gas usage is approximately 140,000 million British thermal units (“MMBTU”) per month when operating at a production rate of 60 million gallons per year.  We use natural gas to dry our distillers grains products to moisture contents at which they can be stored for longer periods and transported greater distances, so that they can be marketed to broader livestock markets, including poultry and swine markets in the continental United States and overseas.  We have a natural gas purchase agreement with Constellation New Energy of Waukesha, Wisconsin to provide natural gas and balancing services.  We have also engaged Energy Solutions, Inc. of Madison, Wisconsin to provide natural gas management services.

Patents, Trademarks, Licenses, Franchises and Concessions

We do not currently hold any patents, trademarks, franchises or concessions. We were granted a license by ICM, Inc. to use certain ethanol production technology necessary to operate our ethanol plant. The cost of the license granted by ICM, Inc. was included in the amount we paid to Fagen, Inc. to design and build our ethanol plant.

Working Capital

In order to protect the price of our inputs, namely corn and natural gas, we enter into hedging transactions that are designed to limit our exposure to increases in the price of corn and natural gas.  Volatility in corn and natural gas prices can significantly impact the cash we have available for working capital.  Such volatility requires us to dedicate significant amounts of cash to meet margin calls associated with our derivative instruments.

Government Regulation and Federal Ethanol Supports

Federal Ethanol Supports

The ethanol industry is dependent on several economic incentives to produce ethanol, including federal ethanol supports.  One significant federal ethanol support is the Renewable Fuels Standard (the “RFS”).  The effect of the RFS on the ethanol industry is uncertain.  The mandated minimum level of use of renewable fuels under the RFS increased to 9 billion gallons per year in 2008 (from 5.4 billion gallons under the RFS enacted in 2005), and is scheduled to increase to 36 billion gallons per year in 2022. The Energy Independence and Security Act, of which the RFS is part, also requires the increased use of “advanced” biofuels, which are alternative biofuels produced without using corn starch, such as cellulosic ethanol and biomass-based diesel.  Of the 36 billion gallons of renewable fuel required by the RFS by 2022, 21 billion gallons must come from advanced biofuels. Required RFS volumes for both general and advanced renewable fuels in years to follow 2022 will be determined by a governmental administrator, in coordination with the U.S. Department of Energy and U.S. Department of Agriculture. The scheduled RFS for 2009 is approximately 11 billion gallons.

The increase in the RFS is likely to increase both the supply and demand for ethanol.  While the expanded RFS can be met by several different types of renewable fuels, including biodiesel, the increase in the RFS will likely increase demand for ethanol.  As the demand for ethanol increases, we expect the ethanol industry to increase ethanol supply to meet this increased demand.  Increases in supply may more than offset increases in demand associated with the RFS.  Waivers of the RFS minimum levels of renewable fuels included in gasoline could have a material adverse effect on our results of operations. Under the RFS, as originally passed as part of the Energy Policy Act of 2005, the U.S. Environmental Protection Agency, or EPA, in consultation with the Secretary of Agriculture and the Secretary of Energy, may waive the renewable fuels mandate with respect to one or more states if the Administrator of the EPA determines upon the petition of one or more states that implementing the requirements would severely harm the economy or the environment of a state, a region or the nation, or that there is inadequate supply to meet the requirement.

On June 18, 2008, the United States Congress overrode a presidential veto to approve the Food, Conservation and Energy Act of 2008 (the “2008 Farm Bill”) and to ensure that all parts of the 2008 Farm Bill are enacted into law. Passage of the 2008 Farm Bill reauthorizes the 2002 farm bill and adds new provisions regarding energy, conservation, rural development and crop insurance, as well as other subjects. The energy title continues the energy programs contained in the 2002 farm bill but refocuses certain provisions on the development of cellulosic ethanol technology. The new legislation provides assistance for the production, storage and transport of cellulosic feedstocks and provides support for ethanol production from such feedstocks in the form of grants, loans and loan guarantees. The 2008 Farm Bill also modified the ethanol fuels tax credit from 51 cents per gallon to 45 cents per gallon beginning in 2009. The bill also extended the 54 cent per gallon tariff on imported ethanol for two years, to January 2011. The 2008 Farm Bill is distinct from the Energy Independence and Security Act of 2007, which contains the increased renewable fuels standard described above. There is currently some debate as to whether to repeal the 54 cent per gallon tariff on imported ethanol. If the 54 cent per gallon tariff is repealed, the demand for domestically produced ethanol may be offset by the supply of ethanol imported from Brazil or other foreign countries.

Effect of Governmental Regulation

We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct, expand and operate the plant.  We have obtained all of the necessary permits to operate the plant, including air pollution construction permits, a pollutant discharge elimination system general permit, storm water discharge permits, a water withdrawal permit and an alcohol fuel producer’s permit.  In addition, we have completed a spill prevention control and countermeasures plan.  In the fiscal year ended December 31, 2008, we incurred costs and expenses of approximately $15,500 complying with environmental laws, including the cost of obtaining permits.  Although we have been successful in obtaining all of the permits currently required, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources on complying with such regulations.  Additionally, proceeding with our planned expansion to increase our production capacity to 90 million gallons per year may require us to obtain new permits or modify our existing permits.  We expect to incur costs and expenses of approximately $30,000 on environmental compliance in 2009.

We are subject to oversight activities by the EPA.  There is always a risk that the EPA may enforce certain rules and regulations differently than Wisconsin’s environmental administrators.  Wisconsin or EPA rules are subject to change, and any such changes could result in greater regulatory burdens on plant operations.  We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant.  Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.

The government’s regulation of the environment changes constantly.  It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses.  It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol.  For example, changes in the environmental regulations regarding the required oxygen content of automobile emissions could have an adverse effect on the ethanol industry.  Furthermore, plant operations are governed by the Occupational Safety and Health Administration (“OSHA”).  OSHA regulations may change such that the costs of operating the plant may increase.  Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.

Competition

We are in direct competition with numerous ethanol producers, many of whom have greater resources than we do. During our 2008 fiscal year, there was relatively slower growth in the number of new ethanol producers entering the market due to high corn prices and relatively lower ethanol prices as compared to 2006 and 2005. We anticipate that ethanol production will continue to increase in order to meet the ethanol use mandates included in the Federal Renewable Fuels Standard. However, we also expect increased competition from other forms of renewable energy, specifically cellulosic ethanol.

Cellulose is the main component of plant cell walls and is the most common organic compound on earth. Cellulose is found in wood chips, corn stalks, rice straw, amongst other common plants. Cellulosic ethanol is ethanol produced from cellulose. Many of the government incentives that have recently been passed, including the expanded Renewable Fuels Standard and the 2008 Farm Bill, have included significant incentives to assist in the development of commercially viable cellulosic ethanol. Currently, the technology is not sufficiently advanced to produce cellulosic ethanol on a commercial scale, however, due to these new government incentives, we anticipate that commercially viable cellulosic ethanol technology will be developed in the near future. Several companies and researchers have commenced pilot projects to study the feasibility of commercially producing cellulosic ethanol. If this technology can be profitably employed on a commercial scale, it could potentially lead to ethanol that is less expensive to produce than corn based ethanol, especially if corn prices remain high. We do not believe it would be feasible to convert our ethanol plant to a new cellulosic ethanol production technology. Cellulosic ethanol may also capture more government subsidies and assistance than corn based ethanol. This could decrease demand for our product or result in competitive disadvantages for our ethanol production process.

Ethanol is a commodity product, like corn, which means our ethanol plant competes with other ethanol producers on the basis of price and, to a lesser extent, delivery service.  We believe we compete favorably with other ethanol producers due to our proximity to ample grain supplies and multiple modes of transportation.  However, during our 2008 fiscal year, some consolidation of the ethanol industry occurred, especially with the merger between VeraSun Energy Corporation and U.S. BioEnergy Corp., although the merged entity later filed for bankruptcy, as discussed in the next paragraph.  Management believes that conditions are right for further consolidation in the ethanol industry.  Management believes this is especially true as a result of the significant financial hardship that has been occurring in the ethanol industry recently.  Consolidation in the ethanol industry may put us at a competitive disadvantage compared to other larger ethanol producers.  Larger ethanol producers may realize economies of scale in the production of ethanol and distiller’s grains that we cannot take advantage of, specifically with respect to larger sales of ethanol and increased bargaining power for raw materials, including corn and natural gas.

According to the Renewable Fuels Association, as of March 5, 2009, the ethanol industry has grown to 193 production facilities in the United States. There are 23 new plants currently under construction along with approximately 3 plant expansions. The Renewable Fuels Association currently estimates that the United States ethanol industry has capacity to produce nearly 12.4 billion gallons of ethanol per year.  The Renewable Fuels Association has reported that approximately 16% of that production capacity is not currently operational. Others estimate that 20% or more of the nation’s ethanol production capacity is currently idle. The new ethanol plants under construction along with the plant expansions under construction could push United States production of fuel ethanol in the near future to nearly 14.4 billion gallons per year. The largest ethanol producers include POET, Archer Daniels Midland, VeraSun Energy Corporation and Hawkeye Renewables, each of which are capable of producing more ethanol than we produce. However, VeraSun recently filed for Chapter 11 Bankruptcy and has announced that it intends to auction off all of its ethanol plants by March 31, 2009. Other ethanol producers may be in a position to purchase the assets of VeraSun which could further consolidate the ethanol industry.  Certain other ethanol producers have also filed for bankruptcy.  The purchase of the assets of these other ethanol producers may also result in further consolidation in the ethanol industry.

The following table identifies most of the ethanol producers in the United States along with their production capacities.

Company	Location	Feedstock	Nameplate Capacity (mgy)	Operating Production (mgy)	Under Construction/ Expansion Capacity (mgy)
Abengoa Bioenergy Corp . (Total)			198.0	168.0	176.0
Abengoa Bioenergy Corp.	Madison, IL	corn
Abengoa Bioenergy Corp.	Mt. Vernon, IN	corn
Abengoa Bioenergy Corp.	Colwich, KS	corn/milo
Abengoa Bioenergy Corp.	Ravenna, NE	Corn
Abengoa Bioenergy Corp.	York, NE	Corn
Abengoa Bioenergy Corp.	Portales, NM	corn
Absolute Energy, LLC*	St. Ansgar, IA	Corn	100.0	100.0
ACE Ethanol, LLC	Stanley, WI	Corn	41.0	41.0
Adkins Energy, LLC*	Lena, IL	Corn	40.0	40.0
Advanced Bioenergy, LLC	Fairmont, NE	Corn	100.0	100.0
Advanced Bioenergy, LLC	Aberdeen, SD	Corn	50.0	50.0
Advanced Bioenergy, LLC	Huron, SD	Corn	32.0	32.0	33.0
Ag Energy Resources, Inc.	Benton, IL	corn			5.0
AGP*	Hastings, NE	Corn	52.0	52.0
Agri-Energy, LLC*	Luverne, MN	Corn	21.0	21.0
Al-Corn Clean Fuel*	Claremont, MN	Corn	42.0	42.0
Alchem Ltd. LLP	Grafton, ND	Corn	10.0
AltraBiofuels Coshocton Ethanol, LLC	Coshocton, OH	corn	60.0
AltraBiofuels Indiana, LLC	Cloverdale, IN	corn	92.0
AltraBiofuels Phoenix Bio Industries, LLC	Goshen, CA	Corn	31.5	31.5
Amaizing Energy, LLC*	Atlantic, IA	Corn			110.0
Amaizing Energy, LLC*	Denison, IA	Corn	48.0	48.0
Archer Daniels Midland (Total)			1,070.0	1,070.0	550.0
Archer Daniels Midland	Cedar Rapids, IA	Corn
Archer Daniels Midland	Clinton, IA	Corn
Archer Daniels Midland	Decatur, IL	Corn
Archer Daniels Midland	Peoria, IL	Corn
Archer Daniels Midland	Marshall, MN	Corn
Archer Daniels Midland	Wallhalla, ND	Corn/barley
Archer Daniels Midland	Columbus, NE	Corn

Arkalon Energy, LLC	Liberal, KS	Corn	110.0	110.0
Aventine Renewable Energy, LLC (Total)			207.0	207.0
Aventine Renewable Energy, LLC	Pekin, IL	Corn
Aventine Renewable Energy, LLC	Aurora, NE	Corn
Badger State Ethanol, LLC*	Monroe, WI	Corn	48.0	48.0
Big River Resources Galva, LLC	Galva, IL	corn			100.0
Big River Resources, LLC*	West Burlington, IA	Corn	92.0	92.0
BioFuel Energy - Buffalo Lake Energy, LLC	Fairmont, MN	Corn	115.0	115.0
BioFuel Energy - Pioneer Trail Energy, LLC	Wood River, NE	Corn	115.0	115.0
Bional Clearfield	Clearfield, PA	Corn			110.0
Blue Flint Ethanol	Underwood, ND	Corn	50.0	50.0
Bonanza Energy, LLC	Garden City, KS	Corn/milo	55.0	55.0
Bridgeport Ethanol	Bridgeport, NE	corn	54.0	54.0
Bunge-Ergon Vicksburg	Vicksburg, MS	corn	54.0	54.0
Bushmills Ethanol, Inc.*	Atwater, MN	Corn	50.0	50.0
Calgren Renewable Fuels, LLC	Pixley, CA	Corn			55.0
Cardinal Ethanol	Union City, IN	Corn	100.0	100.0
Cargill, Inc.	Eddyville, IA	Corn	35.0	35.0
Cargill, Inc.	Blair, NE	Corn	85.0	85.0
Cascade Grain	Clatskanie, OR	Corn	108.0
Castle Rock Renewable Fuels, LLC	Necedah, WI	Corn	50.0	50.0
Center Ethanol Company	Sauget, IL	Corn	54.0	54.0
Central Indiana Ethanol, LLC	Marion, IN	Corn	40.0	40.0
Central MN Ethanol Coop*	Little Falls, MN	Corn	21.5	21.5
Chief Ethanol	Hastings, NE	Corn	62.0	62.0
Chippewa Valley Ethanol Co.*	Benson, MN	Corn	45.0	45.0
Cilion Ethanol	Keyes, CA	Corn			50.0
Clean Burn Fuels, LLC	Raeford, NC	Corn			60.0
Commonwealth Agri-Energy, LLC*	Hopkinsville, KY	Corn	33.0	33.0
Corn Plus, LLP*	Winnebago, MN	Corn	44.0	44.0
Corn, LP*	Goldfield, IA	Corn	55.0	55.0
Cornhusker Energy Lexington, LLC	Lexington, NE	Corn	40.0	40.0

Dakota Ethanol, LLC*	Wentworth, SD	Corn	50.0	50.0
DENCO, LLC	Morris, MN	Corn	24.0
Didion Ethanol	Cambria, WI	Corn	40.0	40.0
E Caruso (Goodland Energy Center)	Goodland, KS	Corn			20.0
E Energy Adams, LLC	Adams, NE	Corn	50.0	50.0
E3 Biofuels	Mead, NE	corn	25.0
East Kansas Agri-Energy, LLC*	Garnett, KS	Corn	35.0	35.0
ESE Alcohol Inc.	Leoti, KS	Seed corn	1.5	1.5
Ethanol Grain Processors, LLC	Obion, TN	Corn	100.0	100.0
Front Range Energy, LLC	Windsor, CO	Corn	40.0	40.0
Gateway Ethanol	Pratt, KS	Corn	55.0
Glacial Lakes Energy, LLC - Mina	Mina, SD	corn	107.0	107.0
Glacial Lakes Energy, LLC*	Watertown, SD	Corn	100.0	100.0
Global Ethanol/Midwest Grain Processors	Lakota, IA	Corn	97.0	97.0
Global Ethanol/Midwest Grain Processors	Riga, MI	Corn	57.0	57.0
Golden Cheese Company of California*	Corona, CA	Cheese whey	5.0	5.0
Golden Grain Energy, LLC*	Mason City, IA	Corn	115.0	115.0
Golden Triangle Energy, LLC*	Craig, MO	Corn	20.0	20.0
Grain Processing Corp.	Muscatine, IA	Corn	20.0	20.0
Granite Falls Energy, LLC*	Granite Falls, MN	Corn	52.0	52.0
Greater Ohio Ethanol, LLC	Lima, OH	Corn	54.0
Green Plains Renewable Energy	Shenandoah, IA	Corn	55.0	55.0
Green Plains Renewable Energy	Superior, IA	Corn	55.0	55.0
Hawkeye Renewables, LLC	Fairbank, IA	Corn	120.0	120.0
Hawkeye Renewables, LLC	Iowa Falls, IA	Corn	105.0	105.0
Hawkeye Renewables, LLC	Menlo, IA	Corn	110.0	110.0
Hawkeye Renewables, LLC	Shell Rock, IA	Corn	110.0	110.0
Heartland Corn Products*	Winthrop, MN	Corn	100.0	100.0
Heron Lake BioEnergy, LLC	Heron Lake, MN	Corn	50.0	50.0

Highwater Ethanol LLC	Lamberton, MN	Corn			50.0
Homeland Energy	New Hampton, IA	Corn			100.0
Husker Ag, LLC*	Plainview, NE	Corn	75.0	75.0
Idaho Ethanol Processing	Caldwell, ID	Potato Waste	4.0	4.0
Illinois River Energy, LLC	Rochelle, IL	Corn	100.0	100.0
Indiana Bio-Energy	Bluffton, IN	Corn	101.0	101.0
Iroquois Bio-Energy Company, LLC	Rensselaer, IN	corn	40.0	40.0
KAAPA Ethanol, LLC*	Minden, NE	Corn	40.0	40.0
Kansas Ethanol, LLC	Lyons, KS	Corn	55.0	55.0
KL Process Design Group	Upton, WY	Wood waste	1.5	1.5
Land O' Lakes*	Melrose, MN	Cheese whey	2.6	2.6
LDCommodities	Grand Junction, IA	corn			100.0
LDCommodities	Norfolk, NE	Corn	45.0	45.0
Levelland/Hockley County Ethanol, LLC	Levelland, TX	Corn	40.0	40.0
Lifeline Foods, LLC	St. Joseph, MO	Corn	40.0	40.0
Lincolnland Agri-Energy, LLC*	Palestine, IL	Corn	48.0	48.0
Lincolnway Energy, LLC*	Nevada, IA	Corn	50.0	50.0
Little Sioux Corn Processors, LP*	Marcus, IA	Corn	92.0	92.0
Marquis Energy, LLC	Hennepin, IL	Corn	100.0	100.0
Marysville Ethanol, LLC	Marysville, MI	Corn	50.0	50.0
Merrick & Company	Aurora, CO	Waste beer	3.0	3.0
Mid America Agri Products/Horizon	Cambridge, NE	Corn	44.0	44.0
Mid America Agri Products/Wheatland	Madrid, NE	Corn	44.0	44.0
Mid-Missouri Energy, Inc.*	Malta Bend, MO	Corn	50.0	50.0
Midwest Renewable Energy, LLC	Sutherland, NE	Corn	25.0	25.0
Minnesota Energy*	Buffalo Lake, MN	Corn	18.0	18.0
NEDAK Ethanol	Atkinson, NE	corn			44.0
Nesika Energy, LLC	Scandia, KS	corn	10.0	10.0
New Energy Corp.	South Bend, IN	Corn	102.0	102.0
North Country Ethanol, LLC*	Rosholt, SD	Corn	20.0	20.0
Northeast Biofuels	Volney, NY	Corn	114.0
Northwest Renewable, LLC	Longview, WA	Corn			55.0

One Earth Energy	Gibson City, IL	corn			100.0
Otter Tail Ag Enterprises	Fergus Falls, MN	Corn	57.5	57.5
Pacific Ethanol	Madera, CA	Corn	40.0
Pacific Ethanol	Stockton, CA	Corn	60.0
Pacific Ethanol	Burley, ID	Corn	50.0
Pacific Ethanol	Boardman, OR	Corn	40.0	40.0
Panda Ethanol	Hereford, TX	Corn/milo			115.0
Parallel Products	Rancho Cucamonga, CA
Parallel Products	Louisville, KY	Beverage waste	5.4	5.4
Patriot Renewable Fuels, LLC	Annawan, IL	Corn	100.0	100.0
Penford Products	Cedar Rapids, IA	Corn	45.0	45.0
Pinal Energy, LLC	Maricopa, AZ	Corn	55.0	55.0
Pine Lake Corn Processors, LLC	Steamboat Rock, IA	corn	30.0	30.0
Platinum Ethanol, LLC*	Arthur, IA	Corn	110.0	110.0
Plymouth Ethanol, LLC*	Merrill, IA	Corn	50.0	50.0
POET Biorefining - Alexandria	Alexandria, IN	Corn	68.0	68.0
POET Biorefining - Ashton	Ashton, IA	Corn	56.0	56.0
POET Biorefining - Big Stone	Big Stone City, SD	Corn	79.0	79.0
POET Biorefining - Bingham Lake	Bingham Lake, MN		35.0	35.0
POET Biorefining - Caro	Caro, MI	Corn	53.0	53.0
POET Biorefining - Chancellor	Chancellor, SD	Corn	110.0	110.0
POET Biorefining - Coon Rapids	Coon Rapids, IA	Corn	54.0	54.0
POET Biorefining - Corning	Corning, IA	Corn	65.0	65.0
POET Biorefining - Emmetsburg	Emmetsburg, IA	Corn	55.0	55.0
POET Biorefining - Fostoria	Fostoria, OH	Corn	68.0	68.0
POET Biorefining - Glenville	Albert Lea, MN	Corn	42.0	42.0
POET Biorefining - Gowrie	Gowrie, IA	Corn	69.0	69.0
POET Biorefining - Hanlontown	Hanlontown, IA	Corn	56.0	56.0
POET Biorefining - Hudson	Hudson, SD	Corn	56.0	56.0

POET Biorefining - Jewell	Jewell, IA	Corn	69.0	69.0
POET Biorefining - Laddonia	Laddonia, MO	Corn	50.0	50.0	5.0
POET Biorefining - Lake Crystal	Lake Crystal, MN	Corn	56.0	56.0
POET Biorefining - Leipsic	Leipsic, OH	Corn	68.0	68.0
POET Biorefining - Macon	Macon, MO	Corn	46.0	46.0
POET Biorefining - Marion	Marion, OH	Corn			65.0
POET Biorefining - Mitchell	Mitchell, SD	Corn	68.0	68.0
POET Biorefining - North Manchester	North Manchester, IN	Corn	68.0	68.0
POET Biorefining - Portland	Portland, IN	Corn	68.0	68.0
POET Biorefining - Preston	Preston, MN	Corn	46.0	46.0
POET Biorefining - Scotland	Scotland, SD	Corn	11.0	11.0
POET Biorefining- Groton	Groton, SD	Corn	53.0	53.0
Prairie Horizon Agri-Energy, LLC	Phillipsburg, KS	Corn	40.0	40.0
Quad-County Corn Processors*	Galva, IA	Corn	30.0	30.0
Range Fuels	Soperton, GA	Wood waste			20.0
Red Trail Energy, LLC	Richardton, ND	Corn	50.0	50.0
Redfield Energy, LLC *	Redfield, SD	Corn	50.0	50.0
Reeve Agri-Energy	Garden City, KS	Corn/milo	12.0	12.0
Renew Energy	Jefferson Junction, WI	Corn	130.0	130.0
Renova Energy	Torrington, WY	Corn	5.0	5.0
Riverland Biofuels	Canton, IL	corn	37.0	37.0
Show Me Ethanol	Carrollton, MO	Corn	55.0	55.0
Siouxland Energy & Livestock Coop*	Sioux Center, IA	Corn	60.0	60.0
Siouxland Ethanol, LLC	Jackson, NE	Corn	50.0	50.0
Southwest Georgia Ethanol, LLC	Camilla, GA	Corn	100.0	100.0
Southwest Iowa Renewable Energy, LLC *	Council Bluffs, IA	Corn	110.0	110.0
Sterling Ethanol, LLC	Sterling, CO	Corn	42.0	42.0
Tate & Lyle	Ft. Dodge, IA	Corn			105.0
Tate & Lyle	Loudon, TN	Corn	67.0	67.0	38.0

Tharaldson Ethanol	Casselton, ND	Corn	110.0	110.0
The Andersons Albion Ethanol LLC	Albion, MI	Corn	55.0	55.0
The Andersons Clymers Ethanol, LLC	Clymers, IN	Corn	110.0	110.0
The Andersons Marathon Ethanol, LLC	Greenville, OH	Corn	110.0	110.0
Trenton Agri Products, LLC	Trenton, NE	Corn	40.0	40.0
United Ethanol	Milton, WI	Corn	52.0	52.0
United WI Grain Producers, LLC*	Friesland, WI	Corn	49.0	49.0
Utica Energy, LLC	Oshkosh, WI	Corn	48.0	48.0
VeraSun Energy Corp.	Dyersville, IA	corn
VeraSun Energy Corp.	Linden, IN	Corn
VeraSun Energy Corp.	Lake Odessa, MI	Corn
VeraSun Energy Corp.	Janesville, MN	corn
VeraSun Energy Corp.	Welcome, MN	corn
VeraSun Energy Corp.	Hankinson, ND	corn
VeraSun Energy Corp.	Albion, NE	corn
VeraSun Energy Corp.	Central City, NE	corn
VeraSun Energy Corp.	Ord, NE	Corn
VeraSun Energy Corp.	Bloomingburg, OH	corn
VeraSun Energy Corp.	Marion, SD	corn
VeraSun Energy Corporation (Total)			1,635.0	450.0
VeraSun Energy Corporation	Albert City, IA	Corn
VeraSun Energy Corporation	Charles City, IA	Corn
VeraSun Energy Corporation	Ft. Dodge, IA	Corn
VeraSun Energy Corporation	Hartley, IA	Corn
VeraSun Energy Corporation	Welcome, MN	Corn
VeraSun Energy Corporation	Aurora, SD	Corn
Verenium	Jennings, LA	Sugar Cane bagasse	1.5	1.5
Western New York Energy LLC	Shelby, NY		50.0	50.0
Western Plains Energy, LLC*	Campus, KS	Corn	45.0	45.0
Western Wisconsin Renewable Energy, LLC*	Boyceville, WI	Corn	40.0	40.0

White Energy	Russell, KS	Milo/wheat starch	48.0	48.0
White Energy	Hereford, TX	Corn/Milo	100.0	100.0
White Energy	Plainview, TX	Corn	110.0
Wind Gap Farms	Baconton, GA	Brewery waste	0.4	0.4
Xethanol BioFuels, LLC	Blairstown, IA	Corn	5.0	5.0
Yuma Ethanol	Yuma, CO	Corn	40.0	40.0
TOTALS			12,375.4 mgy for 193 nameplate refineries	10,358.4 mgy for operating refineries	2,066.0 mgy for under construction/ expanding refineries

* locally owned

Source: Renewable Fuels Association

Last updated: March 5, 2009

Ethanol production is also expanding internationally. Ethanol produced or processed in certain countries in Central America and the Caribbean region is eligible for tariff reduction or elimination on importation to the United States under a program known as the Caribbean Basin Initiative. Some ethanol producers, including Cargill, have started taking advantage of this situation by building dehydration plants in participating Caribbean Basin countries, which convert ethanol into fuel-grade ethanol for shipment to the United States. Ethanol imported from Caribbean Basin countries may be a less expensive alternative to domestically produced ethanol and may affect our ability to sell our ethanol profitably. Further, despite the fact that there is a significant amount of ethanol produced in the United States, ethanol produced abroad and shipped by sea may be a more favorable alternative to supply coastal cities that are located on international shipping ports.

Our ethanol plant also competes with producers of other gasoline additives having similar octane and oxygenate values as ethanol. Alternative fuels, gasoline oxygenates and alternative ethanol production methods are also continually under development. The major oil companies have significantly greater resources than we have to market other additives, to develop alternative products, and to influence legislation and public perception of ethanol. These companies also have sufficient resources to begin production of ethanol should they choose to do so.

A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, which would negatively impact our profitability.

Demand for ethanol may increase as a result of increased consumption of E85 fuel. E85 fuel is a blend of 85% ethanol and 15% gasoline. According to United States Department of Energy estimates, there are currently more than 7 million flexible fuel vehicles capable of operating on E85 in the United States. Further, the United States Department of Energy reports that there are currently more than 1,600 retail gasoline stations supplying E85. The number of retail E85 suppliers increases significantly each year, however, this remains a relatively small percentage of the total number of U.S. retail gasoline stations, which is approximately 170,000. In order for E85 fuel to increase demand for ethanol, it must be available for consumers to purchase it. As public awareness of ethanol and E85 increases along with E85’s increased availability, management anticipates some growth in demand for ethanol associated with increased E85 consumption.

Research and Development

We do not currently conduct any research and development activities associated with the development of new technologies for use in producing ethanol or distillers grains.

Employees

As of December 31, 2008, we had a total of 38 full-time employees and no part-time employees.

ITEM 1A.  RISK FACTORS.

You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.

Risks Relating to Our Business

Increases in the price of corn or natural gas would reduce our profitability. Our results of operations and financial condition are significantly affected by the cost and supply of corn and natural gas. Changes in the price and supply of corn and natural gas are subject to and determined by market forces over which we have no control.

As we experienced during the early summer of 2008, weather factors can have a very significant impact on the selling price of corn. Following unfavorable weather conditions and flooding in the Midwest during the beginning of the 2008 growing season, the price per bushel of corn increased significantly and peaked during July 2008. Following this unfavorable weather in the early part of the growing season, the United States experienced favorable weather conditions through the rest of the 2008 growing season. According to USDA reports, despite the early poor weather, the corn crop harvested in the fall of 2008 was the second largest on record following 2007’s crop. Ethanol production requires substantial amounts of corn. Generally, higher corn prices will produce lower profit margins and, therefore, negatively affect our financial performance. Our total corn cost per bushel during our 2008 fiscal year was approximately 54% higher than the corn costs we experienced in our 2007 fiscal year. While corn prices have significantly decreased following a peak in July 2008, current corn prices are higher than historical averages. If a period of high corn prices were to be sustained for some time, such pricing may reduce our ability to operate profitably because of the higher cost of operating our plant. We may not be able to offset any increase in the price of corn by increasing the price of our products. If we cannot offset increases in the price of corn, our financial performance may be negatively affected.

The prices for and availability of natural gas are subject to volatile market conditions. These market conditions often are affected by factors beyond our control such as higher prices as a result of colder than average weather conditions or natural disasters, overall economic conditions and foreign and domestic governmental regulations and relations. Significant disruptions in the supply of natural gas could impair our ability to manufacture ethanol and more significantly, distillers grains for our customers. Furthermore, increases in natural gas prices or changes in our natural gas costs relative to natural gas costs paid by competitors may adversely affect our results of operations and financial condition. We seek to minimize the risks from fluctuations in the prices of corn and natural gas through the use of hedging instruments. However, these hedging transactions also involve risks to our business. See “ Risks Relating to Our Business — We engage in hedging transactions which involve risks that could harm our business.”

Declines in the price of ethanol or distillers grain would significantly reduce our revenues. The sales prices of ethanol and distillers grains can be volatile as a result of a number of factors such as overall supply and demand, the price of gasoline and corn, level of government support, and the availability and price of competing products. Recently, the price of ethanol and distillers grains have trended downward as the prices of corn and gasoline have fallen. We are dependant on a favorable spread between the price we receive for our ethanol and distillers grains and the price we pay for corn and natural gas. Any continued lowering of ethanol and distillers grains prices, especially if it is associated with increases in corn and natural gas prices, may reduce our revenues and affect our ability to operate profitably.

The average price we received for our ethanol increased by approximately 21% during our 2008 fiscal year compared to our 2007 fiscal year; however, the price we paid for corn increased by approximately 54% during the same time periods. We anticipate the price of ethanol and distillers grains to continue to be volatile in our 2009 fiscal year as a result of the net effect of changes in the price of gasoline and corn and increased ethanol supply offset by increased ethanol demand. Continued declines in the prices we receive for our ethanol and distillers grains will lead to decreased revenues and may result in our inability to operate the ethanol plant profitably for an extended period of time, which could decrease the value of our membership units.

Additional credit facilities may become difficult to obtain. Due to current conditions in the credit markets, it has been increasingly difficult for businesses to secure financing. While we do not currently require more financing than we have, in the future we may need additional financing.  If we require financing in the future and we are unable to secure such financing, it may have a negative impact on our liquidity. This could negatively impact the value of our membership units.  Also, an inability to obtain additional financing would force us to abandon our plans to further expand our plant capacity to 90 million gallons per year.

We sell all of the ethanol we produce to Noble Americas Corp. under our ethanol marketing agreement, and any interruption in or termination of this relationship may adversely affect our business and operations.   Noble Americas Corp. (“Noble”) is the sole buyer of all of our ethanol, and we rely heavily on its marketing efforts to successfully sell our product.  Our financial performance is dependent upon the financial health of Noble, as a significant portion of our accounts receivable are attributable to Noble.  If Noble breaches the ethanol marketing agreement or is not in the financial position to purchase and market all of the ethanol we produce, we could experience a material loss and we may not have any readily available means to sell our ethanol, meaning our financial performance would be adversely and materially affected.  If our agreement with Noble terminates, we may seek other arrangements to sell our ethanol, including selling our own product; however, our sales efforts may not achieve results comparable to those achieved by Noble.

We sell a substantial portion of the distillers grains we produce to CHS Inc. under our distillers grains marketing agreement, and any interruption in or termination of this relationship may adversely affect our business and operations.   CHS Inc. is the sole buyer of all of our dried distillers grains that we ship by rail, and we rely heavily on its marketing efforts to successfully sell our product.  Because CHS Inc. sells distillers grains for a number of other producers, we have limited control over its sales efforts.  Our financial performance is dependent upon the financial health of CHS Inc., as a significant portion of our accounts receivable are attributable to CHS Inc.  If CHS Inc. breaches the distillers grains marketing agreement or is not in a financial position to purchase and market all of the distillers grains we produce, we could experience a material loss and we may not have any readily available means to sell our distillers grains, and our financial performance will be adversely and materially affected.  If our agreement with CHS Inc. terminates, we may seek other arrangements to sell our distillers grains, including selling our own product, but we give no assurance that our sales efforts would achieve results comparable to those achieved by CHS Inc.

We have a limited operating history.  We began our business in 2001 and commenced production of ethanol at our plant in May 2005.  Further, we substantially completed an expansion project in December 2007 that increased our ethanol and distiller’s grains production capacity by approximately 50%.  Accordingly, we have a limited operating history from which you can evaluate our business and prospects.  Our operating results could fluctuate significantly in the future as a result of a variety of factors, including those discussed throughout these risk factors.  Many of these factors are outside of our control.   As a result of these factors, our operating results may not be indicative of future operating results and you should not rely on them as indications of our future performance.  In addition, our prospects must be considered in light of the risks and uncertainties encountered by an early-stage company in a rapidly growing industry, such as the ethanol industry, where supply and demand may change substantially in a short period of time.

We engage in hedging transactions which involve risks that could harm our business. We are exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process. We seek to minimize the risks from fluctuations in the prices of corn, natural gas and ethanol through the use of hedging instruments. The effectiveness of our hedging strategies is dependent on the price of corn, natural gas and ethanol and our ability to sell sufficient products to use all of the corn and natural gas for which we have futures contracts. Our hedging activities may not successfully reduce the risk caused by price fluctuation which may leave us vulnerable to high corn and natural gas prices, as well as low ethanol prices.  Some of our forward corn purchase contracts are at prices above current market prices for corn.  Given declining corn prices, upon taking delivery under these contracts, we expect to incur a loss as a lower of cost or market adjustment.  Given the uncertainty of future corn prices, such losses may not be recovered, and further losses could be recorded in future periods.

Price movements in corn, natural gas and ethanol contracts are highly volatile and are influenced by many factors that are beyond our control.  There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn or natural gas.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.  We may incur such costs and they may be significant.

Operational difficulties at our ethanol plant could negatively impact our sales volumes and could cause us to incur substantial losses.   Our operations are subject to labor disruptions, unscheduled downtime and other operational hazards inherent in our industry, such as equipment failures, fires, explosions, abnormal pressures, blowouts, pipeline ruptures, transportation accidents and natural disasters.  Some of these operational hazards may cause personal injury or loss of life, severe damage to or destruction of property and equipment or environmental damage, and may result in suspension of operations and the imposition of civil or criminal penalties.  Our insurance may not be adequate to fully cover the potential operational hazards described above or we may not be able to renew this insurance on commercially reasonable terms or at all.  If we experience operational hazards, we may be forced to cease operations for a period of time or permanently.

Our business is not diversified. Our success depends largely on our ability to profitably operate our ethanol plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our ethanol plant and manufacture ethanol and distillers grains. If economic or political factors adversely affect the market for ethanol and distillers grains, we have no other line of business to fall back on. Our business would also be significantly harmed if the ethanol plant could not operate at full capacity for any extended period of time.

We depend on our management and key employees, and the loss of these relationships could negatively impact our ability to operate profitably. We are highly dependent on our management team to operate our ethanol plant. We may not be able to replace these individuals should they decide to cease their employment with us, or if they become unavailable for any other reason. Any loss of these officers and key employees may prevent us from operating the ethanol plant profitably and could decrease the value of our membership units.

Changes and advances in ethanol production technology could require us to incur costs to update our plant or could otherwise hinder our ability to compete in the ethanol industry or operate profitably. Advances and changes in the technology of ethanol production are expected to occur. Such advances and changes may make the ethanol production technology installed in our plant less desirable or obsolete. These advances could also allow our competitors to produce ethanol at a lower cost than the cost at which we are able to produce ethanol. We do not believe it would be feasible to convert our ethanol plant to new cellulosic ethanol production technology. If we are unable to adopt or incorporate technological advances, our ethanol production methods and processes could be less efficient than our competitors, which could cause our plant to become uncompetitive or completely obsolete. If our competitors develop, obtain or license technology that is superior to ours or that makes our technology obsolete, we may be required to incur significant costs to enhance or acquire new technology so that our ethanol production remains competitive. Alternatively, we may be required to seek third-party licenses, which could also result in significant expenditures. These third-party licenses may not be available or, once obtained, they may not continue to be available on commercially reasonable terms, if at all. These costs could negatively impact our financial performance by increasing our operating costs and reducing our net income.

Risks Related to Ethanol Industry

A reduction in the consumption of gasoline may decrease the demand for ethanol as a blending agent which may negatively affect our profitability. Recently the demand for gasoline has decreased nationally, which has in turn reduced the demand for ethanol. According to the Energy Information Administration (“EIA”), gasoline consumption in the United States for 2008 decreased by 3.1 billion gallons, or 2.2%, compared to 2007. This decline in gasoline consumption may exacerbate the blend wall dilemma by reducing the aggregate amount of ethanol that our nation consumes. The blend wall refers to the amount of ethanol that may be blended with petroleum based fuel. Current federal standards set the amount of ethanol that can be blended with gasoline at a maximum rate of ten percent. Gasoline consumption in 2008 was estimated by the Energy Information Administration to be approximately 140 billion gallons, which means that even if ethanol is blended with 90 percent of the gasoline at a rate of ten percent, the nation would use approximately 12.5 billion gallons of ethanol. This 12.5 billion gallon figure is referred to as the blend wall. Accordingly, if either gasoline consumption or the percentage of gasoline containing ethanol declines, the blend wall figure will also decline. If demand for gasoline and ethanol continues to decrease, we may not be able to operate our ethanol plant profitably.

Technology advances in the commercialization of cellulosic ethanol may decrease demand for corn based ethanol which may negatively affect our profitability. The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. This trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. The Energy Independence and Security Act of 2007 and the 2008 Farm Bill offer strong incentives to develop commercial scale cellulosic ethanol. The RFS requires that 21 billion gallons per year of advanced bio-fuels be consumed in the United States by 2022. Additionally, state and federal grants have been awarded to several companies who are seeking to develop commercial-scale cellulosic ethanol plants. We expect this will encourage innovation that may lead to commercially viable cellulosic ethanol plants in the near future. If an efficient method of producing ethanol from cellulose-based biomass is developed, we may not be able to compete effectively. We do not believe it will be cost-effective to convert our ethanol plant into a plant which will use cellulose-based biomass to produce ethanol. If we are unable to produce ethanol as cost-effectively as cellulose-based producers, our ability to generate revenue and our financial condition will be negatively impacted.

New plants under construction or decreases in the demand for ethanol may result in excess production capacity in our industry. The supply of domestically produced ethanol is at an all-time high. According to the Renewable Fuels Association, as of March 5, 2009, there are 193 ethanol plants operating in the United States with capacity to produce more than approximately 12.4 billion gallons of ethanol per year. The Renewable Fuels Association has reported that approximately 16% of that production capacity is not currently operational. Others estimate that 20% or more of the nation’s ethanol production capacity is currently idle.  In addition, there are 23 new ethanol plants under construction and approximately 3 plant expansions underway which together are estimated to increase ethanol production capacity by more than 2 billion gallons per year.  Excess ethanol production capacity may have an adverse impact on our results of operations, cash flows and general financial condition. If the demand for ethanol does not grow at the same pace as increases in supply, we expect the selling price of ethanol to decline. If excess capacity in the ethanol industry occurs, the market price of ethanol may decline to a level that is inadequate to generate sufficient cash flow to cover our costs. This could negatively affect our future profitability.

Decreasing gasoline prices may negatively impact the selling price of ethanol which could reduce our ability to operate profitably. The price of ethanol tends to change in relation to the price of gasoline. Recently, as a result of a number of factors including a slowing world economy, the price of gasoline has decreased. In correlation to the decrease in the price of gasoline, the price of ethanol has also decreased. Decreases in the price of ethanol reduce our revenue. Our profitability depends on a favorable spread between our corn and natural gas costs and the price we receive for our ethanol. If ethanol prices fall during times when corn and/or natural gas prices are high, we may not be able to operate our ethanol plant profitably.

Growth in the ethanol industry is dependent on growth in the fuel blending infrastructure to accommodate ethanol, which may be slow and could result in decreased demand for ethanol. The ethanol industry depends on the fuel blending industry to blend the ethanol that is produced with gasoline so it may be sold to the end consumer. In many parts of the country, the blending infrastructure cannot accommodate ethanol so no ethanol is used in those markets. Substantial investments are required to expand this blending infrastructure and the fuel blending industry may choose not to expand the blending infrastructure to accommodate ethanol. Should the ability to blend ethanol not expand at the same rate as increases in ethanol supply, it may decrease the demand for ethanol. Should the fuel blending industry not make the required investments to expand the blending infrastructure, it may lead to a decrease in the selling price of ethanol which could impact our ability to operate profitably.

We operate in an intensely competitive industry and compete with larger, better financed entities which could impact our ability to operate profitably. There is significant competition among ethanol producers. There are numerous producer-owned and privately-owned ethanol plants planned and operating throughout the Midwest and elsewhere in the United States. We also face competition from outside of the United States. The number of ethanol plants being developed and constructed in the United States continues to increase at a rapid pace. The passage of the Energy Policy Act of 2005 included a renewable fuels mandate. The Energy Independence and Security Act of 2007 increased the RFS to 36 billion gallons by 2022. Further, some states have passed renewable fuel mandates. These increases in ethanol demand have encouraged companies to enter the ethanol industry. The largest ethanol producers include POET, Archer Daniels Midland, VeraSun Energy Corporation and Hawkeye Renewables, LLC, all of which are each capable of producing more ethanol than we produce.  However, VeraSun recently filed for Chapter 11 Bankruptcy and has announced that it intends to auction off all of its ethanol plants by March 31, 2009. Other ethanol producers may be in a position to purchase the assets of VeraSun which could further consolidate the ethanol industry.  Certain other ethanol producers have also filed for bankruptcy.  The purchase of the assets of these other ethanol producers may also result in further consolidation in the ethanol industry.  We may not be able to compete with these larger entities. These larger ethanol producers may be able to affect the ethanol market in ways that are not beneficial to us which could affect our financial performance.

Competition from the advancement of alternative fuels may lessen the demand for ethanol. Alternative fuels, gasoline oxygenates and ethanol production methods are continually under development. A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance, and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, resulting in lower ethanol prices that might adversely affect our results of operations and financial condition.

Consumer resistance to the use of ethanol based on the belief that ethanol is expensive, adds to air pollution, harms engines and/or takes more energy to produce than it contributes may affect the demand for ethanol. Certain individuals believe that use of ethanol will have a negative impact on gasoline prices at the pump. Many also believe that ethanol adds to air pollution and harms car and truck engines. Still other consumers believe that the process of producing ethanol actually uses more fossil energy, such as oil and natural gas, than the amount of energy that is produced. These consumer beliefs could potentially be wide-spread. If consumers choose not to buy ethanol based on those beliefs, it would affect the demand for the ethanol we produce which could negatively affect our profitability and financial condition.

Negative media attention associated with the use of corn in the ethanol production process may lead to decreases in demand for the ethanol we produce which could negatively affect our profitability. Recent media attention associated with the use of corn as the feedstock in ethanol production has been unfavorable to the ethanol industry. This negative media attention has focused on the effect ethanol production has on domestic and foreign food prices. While some recent media reports have recognized that food prices have remained high despite significant decreases in the price of corn following peaks in July 2008, some of this negative perception of ethanol production may persist. Ethanol production has previously received favorable coverage by the news media which may have increased demand for ethanol. This negative perception of ethanol production may have a negative effect on demand for ethanol which may decrease the price we receive for our ethanol. Decreases in the selling price of ethanol may have a negative effect on our financial condition.

Risks Related to Regulation and Governmental Action

Government incentives for ethanol production, including federal tax incentives, may be eliminated in the future, which could hinder our ability to operate at a profit. The ethanol industry is assisted by various federal ethanol production and tax incentives, including the RFS set forth in the Energy Policy Act of 2005 and increased by the Energy Independence and Security Act of 2007. The RFS helps support a market for ethanol that might disappear without this incentive; as such, waiver of the RFS minimum levels of renewable fuels included in gasoline could negatively impact our results of operations.

In addition, the elimination or reduction of tax incentives to the ethanol industry, such as the Volumetric Ethanol Excise Tax Credit (“VEETC”) available to gasoline refiners and blenders, could also reduce the market demand for ethanol, which could reduce prices and our revenues by making it more costly or difficult for us to produce and sell ethanol. If the federal tax incentives are eliminated or sharply curtailed, we believe that decreased demand for ethanol will result, which could negatively impact our ability to operate profitably.

Also, elimination of the tariffs that protect the United States ethanol industry could lead to the importation of ethanol from producers in other countries, especially in areas of the United States that are easily accessible by international shipping ports. While the 2008 Farm Bill extended the tariff on imported ethanol through 2011, this tariff could be repealed earlier which could lead to increased ethanol supplies and decreased ethanol prices.

Changes in environmental regulations or violations of the regulations could be expensive and reduce our profitability. We are subject to extensive air, water and other environmental laws and regulations. In addition, some of these laws require our plant to operate under a number of environmental permits. These laws, regulations and permits can often require expensive pollution control equipment or operation changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, damages, criminal sanctions, permit revocations and/or plant shutdowns. In the future, we may be subject to legal actions brought by environmental advocacy groups and other parties for actual or alleged violations of environmental laws or our permits. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to reduce our profitability and negatively affect our financial condition.

Carbon dioxide may be regulated in the future by the EPA as an air pollutant, which would require us to obtain additional permits and install additional environmental mitigation equipment, which could adversely affect our financial performance. In 2007, the United States Supreme Court decided a case in which it ruled that carbon dioxide is an air pollutant under the Clean Air Act for the purposes of motor vehicle emissions. The Supreme Court directed the EPA to regulate carbon dioxide from vehicle emissions as a pollutant under the Clean Air Act. Similar lawsuits have been filed seeking to require the EPA to regulate carbon dioxide emissions from stationary sources such as our ethanol plant under the Clean Air Act. Our plant produces a significant amount of carbon dioxide that we currently vent into the atmosphere. While there are currently no regulations applicable to us concerning carbon dioxide, if the EPA or the State of Wisconsin were to regulate carbon dioxide emissions by plants such as ours, we may have to apply for additional permits or we may be required to install carbon dioxide mitigation equipment or take other as yet unknown steps to comply with these potential regulations. Compliance with any future regulation of carbon dioxide, if it occurs, could be costly and may prevent us from operating the ethanol plant profitably which could decrease or eliminate the value of our membership units.

ITEM 2.  PROPERTIES.

Our ethanol plant is located on an approximately 115-acre site on Wisconsin Highway 33, two miles east of Wisconsin Highway 73.  The plant’s address is W1231 Tessmann Drive, Friesland, Wisconsin 53935.  We produce all of our ethanol and distillers grains at this site.  The ethanol plant has the capacity to produce approximately 60 million gallons of ethanol per year.  The ethanol plant consists of the following buildings and equipment:

•

An ethanol production system, which is comprised of a mixing system, cooker, liquefaction vessels, fermentors, beer well vessel, distillation system, and alcohol driers.  This equipment is arranged in and around the process and production building, which also houses the electrical and process control center, control room, maintenance facilities, staff facilities, and operations management offices;

•

Ethanol and denaturant storage tanks;

•

An energy building, which contains our natural gas burning equipment and distillers grains dryers;

•

A waste mash processing system;

•

A fire protection system;

•

A dry bulk products shipping and receiving facility;

•

A cooling tower installation;

•

An administration and sales office building with furniture and equipment;

•

A maintenance building, which also includes offices, a workout room and break area; and

•

Transportation facilities, including truck and rail ethanol load out stations.

The site also includes improvements such as rail tracks and rail switches, landscaping, drainage systems and paved access roads.

Our revolving line of credit with Farmers & Merchants Union Bank is secured by substantially all of our assets.  As of December 31, 2008, we had no borrowings against our line of credit.  Our revolving line of credit is discussed in more detail under “ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION — Short-Term and Long-Term Debt Sources.”

ITEM 3.  LEGAL PROCEEDINGS.

From time to time in the ordinary course of business, we may be named as a defendant in legal proceedings related to various issues, including without limitation, workers’ compensation claims, tort claims, or contractual disputes.  We are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of material legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

We did not submit any matter to a vote of our unit holders through the solicitation of proxies or otherwise during the fourth quarter of 2008.

PART II

ITEM 5.  MARKET FOR REGISTRANT’S MEMBERSHIP UNITS, RELATED MEMBER MATTERS AND ISSUER PURCHASES OF MEMBERSHIP UNITS.

Market Information

There is no public trading market for our membership units.  However, we have created a private qualified online matching service in order to facilitate trading of our membership units.  Our online matching service has been designed to comply with federal tax laws and regulations establishing a “qualified matching service,” as well as state and federal securities laws.  Our online matching service consists of an electronic bulletin board that provides lists of interested sellers and interested buyers, along with non-firm price quotations.  We do not receive any compensation for creating or maintaining the matching service.  We do not become involved in any purchase or sale negotiations arising from our qualified matching service.  In advertising our qualified matching service, we do not characterize the Company as being a broker or dealer or an exchange.  We do not give advice regarding the merits or shortcomings of any particular transaction.  We do not receive, transfer or hold funds or securities as an incident of operating the online matching service.  We do not use the bulletin board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements.  We have no role in effecting the transactions beyond approval, as required under our operating agreement and the issuance of new certificates.  There are detailed timelines that must be followed under the matching service with respect to offers and sales of membership units.  All transactions must comply with the qualified matching service terms and conditions, rules, our operating agreement, and are subject to approval by our board of directors.  The qualified matching service rules and terms and conditions are available on our website, www.uwgp.com.

The following table contains historical information by quarter for the past two years regarding the actual unit transfers that were completed by the Company’s unit-holders during the periods specified.  The Company believes this most accurately represents the current trading value of the Company’s membership units.  The information was compiled by reviewing the completed unit transfers that occurred on our qualified online matching service during the quarters indicated.

Quarter	Low Price	High Price	Average Price	# of Membership Units Traded
Oct 1 – Dec 31 2008	$2,000.00	$2,250.00	$2,050.00	50
July 1 – Sept 30 2008	$2,000.00	$2,000.00	$2,000.00	15
Apr 1 – June 30 2008	$2,750.00	$2,850.00	$2,783.33	30
Jan 1 – March 31 2008	$2,950.00	$2,950.00	$2,950.00	20
Oct 1 – Dec 31 2007	$2,300.00	$3,100.00	$2,516.89	148
July 1 – Sept 30 2007	$3,000.00	$3,375.00	$3,152.17	150
Apr 1 – June 30 2007	$3,000.00	$3,200.00	$3,190.00	40
Jan 1 – March 31 2007	$3,000.00	$3,555.00	$3,312.92	120

As a limited liability company, we are required to restrict the transfers of our membership units in order to preserve our partnership tax status.  Our membership units may not be traded on any established securities market or readily traded on a secondary market (or the substantial equivalent thereof).  All transfers are subject to a determination that the transfer will not cause us to be deemed a publicly traded partnership.

Unit Holders

As of March 1, 2009, we had 28,475 membership units issued and outstanding and approximately 907 holders of record of our membership units.  There is no other class of membership units issued or outstanding.

Distributions

Our Board of Directors has complete discretion over the timing and amount of distributions to our unit holders; however, our operating agreement requires the Board of Directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion.  In addition, distributions are restricted by certain covenants in our revolving line of credit.  These loan covenants and restrictions are described in greater detail under “ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION — Short-Term and Long-Term Debt Sources.”  There can be no assurances as to our ability to declare or pay distributions in the future or that past distributions (described below) will be indicative of future distributions.

Distributions by the Company to our unit holders are in proportion to the number of membership units held by each membership unit holder.  A membership unit holder’s distribution is determined by dividing the number of membership units owned by such membership unit holder by the total number of membership units outstanding.

On January 12, 2009, our Board of Directors declared a cash distribution of $100.00 per membership unit, for a total distribution of $2,847,500.  The distribution was made to unit holders of record as of January 12, 2009. The distribution was paid in February 2009.  Additionally, we made the following distributions during our last two fiscal years, ended December 31, 2007 and 2008.

2008 Distributions

On January 10, 2008, our Board of Directors declared a cash distribution of $250.00 per membership unit, for a total distribution of $7,175,000.  The distribution was made to unit holders of record as of January 10, 2008. The distribution was paid in February 2008.

On July 14, 2008, our Board of Directors declared a cash distribution of $200.00 per membership unit, for a total distribution of $5,695,000.  The distribution was made to unit holders of record as of July 14, 2008. The distribution was paid in August 2008.

2007 Distributions

On January 9, 2007, our Board of Directors declared a cash distribution of $500.00 per membership unit, for a total distribution of $14,390,000.  The distribution was made to unit holders of record as of January 9, 2007. The distribution was paid in February 2007.

On July 10, 2007, our Board of Directors declared a cash distribution of $136.00 per membership unit, for a total distribution of $3,914,080.  The distribution was made to unit holders of record as of July 10, 2007. The distribution was paid in August 2007.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities during the fourth quarter of our 2008 fiscal year.

Performance Graph

The following graph shows a comparison of cumulative total member return since October 31, 2005, calculated on a dividend reinvested basis, for the Company, the NASDAQ Composite Index (the “NASDAQ”) and an index of other companies that have the same SIC code as the Company (the “Industry Index”). The graph assumes $100 was invested in each of the Company’s membership units, the NASDAQ, and the Industry Index on October 31, 2005. Data points on the graph are annual. Note that historic stock price performance is not necessarily indicative of future unit price performance.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the performance graph and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 6.  SELECTED FINANCIAL DATA

The following table sets forth selected consolidated financial data of the Company, which is derived from the audited financial statements for the periods indicated.  The information below is only a summary.  This information should be read in conjunction with “Item 7 -- Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited financial statement included in this annual report.  Our past performance may not be indicative of future financial condition or results of operations for many reasons, including the risks described in “ Item 1A -- Risk Factors” and elsewhere in this annual report.  The Company commenced operations in May 2005.  In December 2007, the Company substantially completed an expansion that increased the plant’s nameplate production capacity from 40 million gallons per year to approximately 60 million gallons of ethanol per year.

Statement of Operations Data:	2008	2007	2006	2005	2004
Revenues	$139,335,829	$111,736,700	$111,366,602	$ 54,477,045	$ -
Cost of Goods Sold	$124,324,267	$ 87,374,742	$ 67,490,129	$ 43,643,191	$ -
Gross Profit	$ 15,011,562	$ 24,361,958	$ 43,876,473	$ 10,833,854	$ -
Operating Expenses	$ 2,971,173	$ 3,151,166	$ 2,970,684	$ 2,286,229	$ 718,431
Operating Income (Expense)	$ 12,040,389	$ 21,210,792	$ 40,905,789	$ 8,547,625	$ (718,431)
Other Income (Expense)	$ (461,837)	$ 31,440	$ (887,940)	$ 2,187,770	$ (1,731)
Net Income (Expense)	$ 11,578,552	$ 21,242,232	$ 40,017,849	$ 10,735,395	$ (720,162)

Weighted Average Units Outstanding	28,520	28,767	28,780	28,780	28,270
Net Gain (Loss) Per Unit	$405.98	$738.42	$1,390.47	$373.02	$(25.47)
Cash Distributions Per Unit	$451.26	$636.29	$400.00	$ -	$ -

Balance Sheet Data:	2008	2007	2006	2005	2004
Net Property, Plant & Equipment	$54,388,503	$51,625,090	$47,364,224	$49,891,372	$43,076,408
Total Assets	$71,772,871	$86,538,195	$84,946,319	$64,915,892	$44,253,414
Long-Term Debt, less current maturities	$ -	$13,097,887	$14,349,890	$22,074,722	$ 77,723
Members’ Equity	$66,159,166	$68,128,414	$65,413,512	$36,907,663	$26,172,268
Units Outstanding at End of Year	28,475	28,710	28,780	28,780	28,780
Book Value Per Capital Unit	$ 2,323.41	$ 2,372.99	$ 2,272.88	$ 1,282.41	$ 909.39

ITEM 7.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS .

Except for historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks described in “ Item 1A—Risk Factors” and elsewhere in this annual report.  Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes and with the understanding that our actual future results may be materially different from what we currently expect.

Results of Operations

Comparison of Fiscal Years Ended December 31, 2008 and 2007

The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for our fiscal years ended December 31, 2008 and 2007:

	2008		2007
Statement of Operations Data	Amount	%	Amount	%
Revenues	$139,335,829	100.0	$111,736,700	100.0

Cost of Goods Sold (1)	$124,324,267	89.2	$87,374,742	78.2

Gross Profit	$15,011,562	10.8	$24,361,958	21.8

Operating Expenses	$2,971,173	2.1	$3,151,166	2.8

Operating Income	$12,040,389	8.6	$21,210,792	19.0

Other Income (Expense)	$(461,837)	0.3	$31,440	0.0

Net Income	$11,578,552	8.3	$21,242,232	19.0
(1) 2008 Includes lower of cost or market adjustment of $1,208,962, which decreased inventory and increased costs of goods sold.

Revenues.  Revenues from operations for the fiscal year ended December 31, 2008 increased by approximately 25% over our previous fiscal year ended December 31, 2007.  In the fiscal year ended December 31, 2008, ethanol sales comprised approximately 85% of our revenues and distillers grain sales comprised approximately 15% of our revenues.  Ethanol sales comprised approximately 88% and distillers grains sales comprised approximately 12% of our revenues for fiscal year ended December 31, 2007.  The 25% increase in revenues for the fiscal year ended December 31, 2008 as compared to the previous fiscal year is primarily a result of increased ethanol and distillers grains prices as compared to the previous year.

Our volume of ethanol sold increased by approximately 0.3% in the fiscal year ended December 31, 2008 as compared to the fiscal year ended December 31, 2007.  We substantially completed an expansion that increased our production capacity to 60 million gallons per year in December 2007.  We began operating at this expanded capacity in July 2008; however, in September 2008 we began operating at less than full capacity due to tightening industry margins.  This led to only a slight increase in our volume of ethanol sold in 2008 as compared to 2007.

The average price of ethanol in the fiscal year ended December 31, 2008 was up approximately 21% from the average price for the fiscal year ended December 31, 2007.  Management attributes this ethanol price increase to an overall increase in commodity prices in general, and more specifically to high corn prices and high gasoline prices.  Ethanol prices have recently declined from their record highs in July 2008, following the decline in the price of corn and gasoline.  Management currently expects short-term and mid-term ethanol prices to continue to follow the price of corn and/or gasoline. Management believes demand for ethanol will continue to be supported by the economic incentive for gasoline blenders to blend ethanol and the Renewable Fuel Standard’s ethanol blending requirement.  However, management believes the industry will need to continue to grow demand in order to increase or sustain current prices.  According to the Renewable Fuels Association, as of March 5, 2009 there were 193 ethanol plants nationwide with the name-plate capacity to produce approximately 12.4 billion gallons of ethanol annually.  The Renewable Fuels Association has reported that approximately 16% of that production capacity is not currently operational. Others estimate that 20% or more of the nation’s ethanol production capacity is currently idle.  There are an additional 23 new plants and 3 expansions under construction expected to add an additional estimated 2 billion gallons of annual production capacity in the next 12 to 18 months.  Unless this new supply is equally met with increased demand, ethanol prices may be pressured downward.  If ethanol prices continue to decline, our earnings will also decline, particularly if corn prices remain substantially higher than historic averages.

The price we received for ethanol has been decreasing in conjunction with recent decreases in the market price of gasoline and the market price of corn.  Management anticipates that the price of gasoline will remain low in the near term, especially as a result of the weakening world economy.  Management also anticipates that our results of operations for our 2009 fiscal year will continue to be affected by higher than historical average corn prices, a surplus of ethanol, low ethanol prices, and volatility in the commodity markets.  As a result of these factors, management anticipates that the ethanol plant will operate at less than full capacity and will not operate profitably in the early part of 2009.  If the price of ethanol remains low for an extended period of time, management anticipates that this could have a negative impact on our liquidity, especially if our raw material costs continue to increase.  We anticipate that the price of distillers grains will continue to fluctuate in reaction to changes in the price of corn and therefore we expect lower distillers grains prices in the near term.  The ethanol industry needs to continue to expand the market for distillers grains in order to maintain current distillers grains prices.

For 2008, based on demand trends and reported ethanol demand from the Renewable Fuels Association, demand for ethanol exceeded over 9.5 billion gallons.  This is a significant increase over recent years.  However, in order to continue to increase demand for ethanol, the industry needs to pursue additional ethanol blending and distribution infrastructure as well as higher percentage blends of ethanol.  Many parts of the United States do not blend any ethanol into gasoline because of a lack of the infrastructure necessary to do so.  In order to continue to increase demand for ethanol, investments in blending and transportation infrastructure are necessary so that ethanol can reach every market in the United States.  Further, higher blends of ethanol should be pursued.  While we anticipate experiencing some increased ethanol demand as a result of an increase in the use of E85 (85% ethanol and 15% gasoline) in flexible fuel vehicles, we anticipate that a greater demand increase would result from the availability of blends such as E20 (20% ethanol and 80% gasoline) in areas that are already using E10 in standard automobiles.  Management anticipates stronger ethanol demand and higher ethanol prices during the summer months due to a seasonal increase in the demand for gasoline and ethanol.

Our revenues include a gain of $1,905,800 for fiscal year ended December 31, 2008 and a loss of $1,221,000 for the fiscal year ended December 31, 2007, related to our ethanol derivative instruments.  We recognize the gains or losses that result from the changes in the value of our ethanol-related derivative instruments in revenues as the changes occur.  As ethanol prices fluctuate, the value of our ethanol-related derivative instruments changes, affecting our financial results.  We expect the volatility in these derivative instruments to continue to have an effect on our revenues due to the timing of the changes in the value of the derivative instruments relative to our sales.   These instruments are the primary tools of our risk management program for ethanol revenues.  At December 31, 2008, the Company had forward contracts to sell 9 million gallons of ethanol for various delivery periods from January 2009 through June 2009.  The prices on these contracts range from $1.65 to $1.98 per gallon or have a basis level established by the Oil Price Information Service (“OPIS”) Chicago ethanol market between -$0.07 and -$0.08.

During the fiscal year ended December 31, 2008, our tons of distillers grains sold increased approximately 1.7% as compared to the fiscal year ended December 31, 2007.  The sales prices for our distillers grains for the fiscal year ended December 31, 2008 were up 31% from the fiscal year ended December 31, 2007.  During the fiscal year ended December 31, 2008, the rising cost of corn and other alternative feed sources pushed distillers grains prices upward.  However, more recently, decreased corn prices and decreased demand from export markets has placed downward pressure on distillers grains prices.  Distillers grains prices are expected to follow the price of corn for the foreseeable future unless the price of soybean meal or other protein sources changes significantly.  Additionally, an increased supply of distillers grains resulting from additional ethanol production may put downward pressure on distillers grains prices.

At December 31, 2008, the Company had forward dry distillers grains contracts totaling 10,400 ton for various delivery periods from January to September 2009 with a price range of $110 to $170 per ton, and forward modified wet distillers grains sales contracts totaling 6,700 ton for various delivery periods from January 2009 to May 2009 with a price range of $50 to $77 per ton.

In the future, we expect to derive additional revenues from the extraction and sale of corn oil.  We expect to complete our corn oil extraction project, and begin marketing corn oil, in our second fiscal quarter in 2009.  See “ Plant Expansion and Construction in Process” below for additional details regarding our corn oil extraction project.

Cost of Goods Sold.  Our cost of goods sold from the production of ethanol and distillers grains is primarily made up of raw grains expenses (corn) and energy expenses (natural gas and electricity).  Cost of goods sold for the fiscal year ended December 31, 2008 totaled $124,324,267 as compared to $87,374,742 for the fiscal year ended December 31, 2007.  The 42% increase in cost of goods sold in the fiscal year ended December 31, 2008 as compared to the same period in 2007 is primarily a net result of a 57% increase in the cost of corn, 68% increase in the cost of natural gas and a lower of cost or market adjustment of $1,208,962, partially offset by a $3,324,800 gain related to our corn derivative instruments discussed below.

Our average price of corn for the fiscal year ended December 31, 2008 was 54% higher than our average for the fiscal year ended December 31, 2007.  Additionally, we used approximately 2% more corn in the fiscal year ended December 31, 2008 as compared to the fiscal year ended December 31, 2007.  Corn prices remain higher than historical averages but have continued to trend lower since peaking in mid-summer 2008.  The commodity markets have been weakened due to concerns surrounding the global economic slowdown.  Additionally, recent crop production reports indicate a potentially larger corn inventory than earlier anticipated due to lower exports, lower domestic demand than expected earlier this year, and the second largest corn crop on record in the fall of 2008.  Continued pressure on ethanol margins may further reduce the domestic demand for corn.  These factors may lead to continued downward pressure on corn prices.  However, we expect our cost of feedstock to continue to remain higher than historic levels.  We do not anticipate that we will have difficulty securing the corn that we require to continue to operate our ethanol plant during our 2009 fiscal year; however, if a shortage of corn were to develop, we expect our corn costs would increase significantly.

Our cost of goods sold includes a loss of $1,208,962 for the fiscal year ended December 31, 2008 related to a lower of cost or market adjustment as compared to no gain or loss for the fiscal year ended December 31, 2007.  The Company performed a lower of cost or market analysis on inventory and determined that the market values of certain inventories were less than their carrying value, attributable primarily to decreases in market prices of corn and ethanol. Based on the lower of cost or market analysis, the Company recorded a lower of cost or market charge on certain inventories of approximately $150,000 and $0, respectively, for the years ended December 31, 2008 and 2007.  Additionally, at December 31, 2008, the Company had forward corn purchase contracts totaling 2.7 million bushels for various delivery periods from January 2009 to December 2009.  Currently, some of these contract prices are above current market prices for corn. Given declining corn and ethanol prices, upon taking delivery under these contracts, the Company would incur a loss. Accordingly, the Company recorded a lower of cost or market charge on these purchase commitments of approximately $1,059,000 for the year ended December 31, 2008, and $0 for the year ended December 31, 2007.  Given the uncertainty of future corn and ethanol prices, this loss may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.

Our cost of goods sold also includes a gain of $3,324,800 for the fiscal year ended December 31, 2008 related to our corn derivative instruments as compared to a $255,300 gain for the fiscal year ended December 31, 2007.  We recognize the gains or losses that result from the changes in the value of our corn-related derivative instruments in cost of goods sold as the changes occur.  As corn prices fluctuate, the value of our derivative instruments changes, which affects our financial performance.  We anticipate continued volatility in our cost of goods sold due to the timing of the changes in value of the derivative instruments relative to the cost and use of the commodity being hedged.   These instruments are the primary tools of our risk management program for corn prices.  At December 31, 2008, the Company had forward corn purchase contracts totaling 2.7 million bushels for various delivery periods from January 2009 to December 2009, of which approximately 30% are with members.  The prices on these contracts range from $3.10 to $6.73 per bushel or have a basis level established by the CBOT futures between $-0.05 and $-0.28.

Natural gas is also an important input to our manufacturing process.  The price of our natural gas increased 37% for the fiscal year ended December 31, 2008 as compared to the same period in 2007.  The volume of natural gas we used in the fiscal year ended December 31, 2008 was down 1% from the fiscal year ended December 31, 2007. The increase in price and decrease in volume required resulted in a 35% net increase in the cost of natural gas in the fiscal year ended December 31, 2008 as compared to the same period in 2007. We estimate that our natural gas usage is approximately 140,000 million British thermal units (“MMBTU”) per month when operating at a production rate of 60 million gallons per year.  We use natural gas to dry or partially dry our distillers grains products to moisture contents at which they can be stored for longer periods and transported greater distances, so that we can market them to broader livestock markets, including poultry and swine markets in the continental United States and to markets in Asia.  Over the past two to three years natural gas has been available only at prices exceeding historical averages. These heightened prices increase our costs of production.  Although natural gas prices have declined from their recent peak in July, they remain higher than historical averages and we expect natural gas prices will remain volatile into the near future as a result of instability in energy prices generally.  If natural gas prices increase relative to historical average levels, it will continue to have a negative impact on our cost of goods sold. We have secured a marketing firm and energy consultant for our natural gas supply and will continue to work with them on an ongoing basis to mitigate our exposure to volatile gas prices.   We have secured firm pipeline capacity for natural gas delivery of 4,000 MMBTU per day and are working towards securing additional pipeline capacity to accommodate our planned, but indefinitely delayed, expansion.

At December 31, 2008, the Company had forward contracts to purchase approximately 400,000 million British thermal units (MMBTU) of natural gas during the months of January through June 2009 at an average price of approximately $7.85 per MMBTU.

Gross Profit.  Gross profit for fiscal year ended December 31, 2008 was $15,011,562, a 38% decrease from the gross profit of $24,361,958 for the fiscal year ended December 31, 2007.  This decrease is due to the 57% increase in the cost of corn, the 35% increase in the cost of natural gas and the lower of cost or market adjustment of $1,208,962 (see “Cost of Goods Sold” above), partially offset by a $3,324,800 gain recognized from our corn derivative instruments, the 21% increase in the price of ethanol, the 31% increase in the price of distillers grains, and the $1,905,800 gain recognized from our ethanol derivative instruments (see “Revenues” above).

In the fiscal year ended December 31, 2008, our ethanol-corn price spread was approximately $1.40, as compared to a spread of approximately $2.16 for the fiscal year ended December 31, 2007, a 54% decrease.  This decrease in the corn-ethanol spread, coupled with our increase in natural gas costs, partially offset by the hedge gain we recognized in the fiscal year ended December 31, 2008, resulted in a gross profit of $15,011,562, or 11% of sales, as compared to a gross profit of 22% of sales for the fiscal year ended December 31, 2007.  We calculate our spread as the price we receive per gallon of ethanol, multiplied by the number of gallons of ethanol produced per bushel of corn, minus the price we paid per bushel of corn.  The calculation of our spread does not take into account sales of distillers grains or expenses from inputs other than corn, including the natural gas we use to dry our distillers grains.  The spread between the price we receive for our products and the costs of our raw materials may continue to decrease in the future.  The rapidly increasing supply of ethanol may continue to outpace the demand for ethanol, placing additional downward pressure on our selling price and further eroding our margins.  The increased production of ethanol from corn in the industry may contribute to increased demand for corn.  This increased demand may exceed the available supply of corn, thus increasing our costs for corn and reducing our profit margin.  A decrease in profit margin will adversely affect our financial performance.

Operating Expenses.  Operating expenses were $2,971,173 for the fiscal year ended December 31, 2008 as compared to $3,151,166 for the fiscal year ended December 31, 2007.  Operating expenses as a percentage of revenues were 2.1% and 2.8% for fiscal years ended December 31, 2008 and December 31, 2007, respectively.

Operating Income (Loss).  Operating income for the fiscal year ended December 31, 2008 totaled $12,040,389, or 9% of revenues.  Operating income for the fiscal year ended December 31, 2007 totaled $21,210,792, or 19% of revenues.  The decrease in operating income for the fiscal year ended December 31, 2008 compared to the fiscal year ended December 31, 2007 is primarily a result of the net decrease in “Gross Profit” discussed above.

Other Income (Expense).  Our other income (expense) for the fiscal year ended December 31, 2008 was an expense of $461,837 as compared to income of $31,440 for the fiscal year ended December 31, 2007.  Our other income (expense) items for the fiscal years ended December 31, 2008 and December 31, 2007 consisted primarily of interest income, interest expense and net miscellaneous income.  Our decrease in interest expense is attributable to the retirement of our long-term debt in April 2008.  Our decrease in interest income is the result of utilizing previously interest-bearing cash to retire our debt.

Comparison of Fiscal Years Ended December 31, 2007 and 2006

The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for fiscal years ended December 31, 2007 and 2006:

	2007		2006
Statement of Operations Data	Amount	%	Amount	%
Revenues	$111,736,700	100.0	$111,366,602	100.0

Cost of Goods Sold	$87,374,742	78.2	$67,490,129	60.6

Gross Profit	$24,361,958	21.8	$43,876,473	39.4

Operating Expenses	$3,151,166	2.8	$2,970,684	2.7

Operating Income	$21,210,792	19.0	$40,905,789	36.7

Other Income (Expense)	$31,440	0.0	$(887,940)	(0.8)

Net Income	$21,242,232	19.0	$40,017,849	35.9

Revenues.  Revenues from operations for the fiscal year ended December 31, 2007 were relatively unchanged from the previous fiscal year ended December 31, 2006.  In the fiscal year ended December 31, 2007 our revenues totaled $111,736,700, of which ethanol comprised 88% of our revenues and distillers grain sales comprised 12%. In the fiscal year ended December 31, 2006 our revenues totaled $111,366,602, of which ethanol comprised 90% of our revenues and distillers grain sales comprised 10%.

The sales price of our ethanol in the fiscal year ended December 31, 2007 was down approximately 5% from the price for the fiscal year ended December 31, 2006.  The sales price for our distillers grains for the fiscal year ended December 31, 2007 increased approximately 26% from the fiscal year ended December 31, 2006.  Our revenues include a loss of $1,221,061 for the fiscal year ended December 31, 2007 related to our ethanol derivative instruments, as compared to no gain or loss for the fiscal year ended December 31, 2006.  We recognize the gains or losses that result from the changes in the value of our ethanol-related derivative instruments in revenues as the changes occur.  As ethanol prices fluctuate, the value of our ethanol-related derivative instruments changes, affecting our financial performance.

Cost of Goods Sold.  Our cost of goods sold for the fiscal year ended December 31, 2007 totaled $87,374,742 or 78% of revenues, as compared to $67,490,129, or 61% of revenues for the fiscal year ended December 31, 2006.  The 30% increase in cost of goods sold for the fiscal year ended December 31, 2007 as compared to the fiscal year ended December 31, 2006 is a net result of a 46% increase in the cost of corn and other ingredients and a 16% increase in electricity, partially offset by a 10% decrease in the cost of production labor and an 8% decrease in the cost of natural gas.  Our decreased cost of production labor is primarily the result of decreased costs in connection with our high earnings reward profit-sharing program.

Our cost of goods sold includes a gain of $255,304 for the fiscal year ended December 31, 2007 related to our corn derivative instruments as compared to a $3,183,371 gain for the fiscal year ended December 31, 2006.  We recognize the gains or losses that result from the changes in the value of our corn-related derivative instruments in cost of goods sold as the changes occur.  As corn prices fluctuate, the value of our derivative instruments changes, which affects our financial performance.

Gross Profit.  Gross profit for the fiscal year ended December 31, 2007 was $24,361,958, a 44% decrease from the gross profit of $43,876,473 for the fiscal year ended December 31, 2006.  This decrease is due primarily to the increases in the price of our raw materials (primarily corn and natural gas) outpacing the increase in the selling price of our ethanol and distillers grains.

In the fiscal year ending December 31, 2007, although the spread between the selling price of the ethanol and distillers grains we sold and the cost of the raw materials required to produce our ethanol was down from the preceding year, we still realized a favorable margin.  Our ethanol-corn price spread was approximately $2.16, as compared to a spread of approximately $3.94 for the fiscal year ended December 31, 2006.

Operating Expenses.  Operating expenses of $3,151,166 for the fiscal year ended December 31, 2007, as compared to $2,970,684 for the fiscal year ended December 31, 2006 remained relatively unchanged, representing 2.8% and 2.7% of our revenues, respectively.

Operating Income.  Operating income for the fiscal year ended December 31, 2007 totaled $21,210,792, or 19.0% of revenues.  Operating income for fiscal year ended December 31, 2006 totaled $40,905,789, or 36.7% of revenues.  The decrease in operating income for the fiscal year ended December 31, 2007 compared to fiscal year ended December 31, 2006 is primarily a result of the decrease in “Gross Profit” as discussed above.

Other Income (Expense).  Our other income (expense) for the fiscal year ended December 31, 2007 was an income of $31,440, as compared to an expense of $887,940 for the fiscal year ended December 31, 2006.  Our other income (expense) items at December 31, 2007 consisted primarily of interest income, interest expense, and a net loss on investment.  Our other income (expense) items at December 31, 2006 consisted primarily of a net interest expense.  The changes in other income (expense) items were due primarily to an increase in interest income and a decrease in interest expense.

We did not receive any payments from the USDA CCC Bioenergy program in the fiscal year ended December 31, 2007 as compared to receipt of payments totaling $393,336 for the fiscal year ended December 31, 2006.  Payments under the Bioenergy Program were based upon increases in ethanol production relative to the previous year.  The CCC announced that its funds would be exhausted in the third quarter of the government’s 2006 fiscal year and the program terminated as of June 30, 2006.

Changes in Financial Condition for the Fiscal Year ended December 31, 2008 Compared to the Fiscal Year ended December 31, 2007.

Assets totaled $71,772,871 on December 31, 2008, as compared to $86,538,195 on December 31, 2007.  Current assets totaled $17,222,301 on December 31, 2008, as compared to $33,920,040 on December 31, 2007.  This change resulted from (i) a reduction in cash and cash equivalents on hand, which is primarily a net result of an increase in cash from operations, less the $12,870,000 cash used for our member distributions in February and August 2008, $14,356,139 cash used to retire our long-term debt in April 2008, $8,410,146 used for capital expenditures and construction in process, and $677,800 used for the repurchase of membership units, (ii) a $1,238,142 increase in our restricted cash related to our margin requirement for our derivative instruments, and (iii) decreases in accounts receivable and prepaid expenses and other current assets, netted against an increase in inventory.

Our investment assets totaled $162,067 on December 31, 2008 as compared to $993,065 on December 31, 2007.  This decrease in our investment assets is the result of an impairment loss of $866,000 in our investment in First Missouri Energy LLC (“FME”) that we recorded in the second quarter of 2008, partially offset by a $48,000 adjustment in the fourth quarter of 2008 to bring the book value to the amount received from FME in February 2009.  During April 2008 we determined that the viability of the First Missouri Energy project in the near future was in question.  We based this determination on the proposals to delay, modify or repeal state and federal subsidies and programs which would have a negative impact on the project.  On January 22, 2009, FME sold the land that it owned for approximately $1,430,000.  On February 20, 2009, FME distributed monies from the sale of the land to its members, including $162,067 to United Wisconsin Grain Producers, LLC.

Current liabilities were $5,613,705 on December 31, 2008, as compared to $5,311,894 on December 31, 2007. This increase is a net result of a $1,258,252 decrease in current maturities of long-term debt related to the retirement of our long-term debt, a $756,793 increase in accounts payable, an addition of an accrued loss on forward contracts of $1,058,536, and a $255,266 decrease in accrued liabilities.  Long term debt, less current maturities, totaled $0 on December 31, 2008, as compared to $13,097,887 on December 31, 2007.  This reduction in long-term debt is also a direct reflection of the retirement of our long-term debt in April 2008.

Members’ equity totaled $66,159,166 on December 31, 2008, as compared to $68,128,414 on December 31, 2007.  This change is a net result of earnings for the fiscal year less the $12,870,000 membership distribution paid out in February and August 2008 and $677,800 paid out for the repurchase of membership units during the year.  On June 11, 2007 the board approved up to $1,000,000 to explore/pursue the option of buying back membership units over the following twelve months.  This repurchase program expired in June 2008.  As of December 31, 2008, we had repurchased of a total of 305 membership units for $901,050 since the inception of the repurchase program.

Changes in Financial Condition for the Fiscal Year ended December 31, 2007 Compared to the Fiscal Year ended December 31, 2006.

Assets totaled $86,538,195 on December 31, 2007, as compared to $84,946,319 on December 31, 2006.  Current assets totaled $33,920,040 on December 31, 2007, as compared to $37,482,095 on December 31, 2006.  Current liabilities totaled $5,311,894 on December 31, 2007, as compared to $5,182,917 on December 31, 2006.  Long term debt, net of current maturities, totaled $13,097,887 on December 31, 2007, as compared to $14,349,980 on December 31, 2006.  Members’ equity totaled $68,128,414 on December 31, 2007, as compared to $65,413,512 on December 31, 2006.

Liquidity and Capital Resources

Comparison of fiscal years ended December 31, 2008 and 2007

The following table shows cash flows for the fiscal years ended December 31, 2008 and 2007:

Fiscal years ended December 31,
	2008	2007
Net cash provided by operating activities	$ 20,939,319	$ 24,694,496
Net cash used in investing activities	$ (9,087,946)	$ (10,453,642)
Net cash used in financing activities	$ (27,226,139)	$ (19,462,571)

Cash Flow Provided by Operations.   The decrease in net cash flow provided from operating activities for the fiscal years ended December 31, 2008 compared to the fiscal years ended December 31, 2007 was primarily due to a decrease in our net income, partially offset by changes in our current assets and current liabilities; specifically, a decrease in accounts receivable, partially offset by an increase in inventory due to higher prices.  Our capital needs are adequately met through cash from our operating activities and our current revolving line of credit.

Cash Flow Used In Investing Activities.  We used $1,365,696 less cash flow in investing activities for the fiscal year ended December 31, 2008 than we did in the fiscal year ended December 31, 2007.  This net decrease in the fiscal year ended December 31, 2008 is due to $765,246 less used in capital expenditures and construction in process payments, no monies used in the purchase of investments, offset by $454,550 more used for the repurchase of membership units as compared to the fiscal year ended December 31, 2007.  The net cash used for investing activities was financed with cash from operations.

On February 12, 2007, our board approved up to a $10 million investment for an approximate 28% ownership interest in a joint venture, First Missouri Energy LLC (“FME”), to construct and operate a 55 million gallon capacity ethanol plant at Cape Girardeau, Missouri.  As of December 31, 2008, we have invested $1,155,000 in this project and do not expect to contribute any additional capital.  In April 2008, we determined that the viability of this project in the near future was in question. We based this determination on the proposals to delay, modify, or repeal state and federal subsidies and programs which would have a negative impact on this project.  Accordingly, we recorded an impairment loss of approximately $866,000 on this investment in the quarter ended June 30, 2008.  On January 22, 2009, FME sold the land that it owned for approximately $1,430,000.  On February 20, 2009, FME distributed monies from the sale of the land to its members, including $162,067 to United Wisconsin Grain Producers, LLC.  See “Subsequent Events” below.  We do not expect to receive any additional proceeds from First Missouri Energy, LLC.

We presently estimate that an additional $28,000,000 will be required to construct Phase II of our capacity expansion, all of which is expected to be financed from a portion of cash flows from operations and additional debt financing.  See “ Plant Expansion and Construction in Process” below for details regarding additional debt financing.  We expect that Phase II of our expansion will provide additional ethanol production capacity of 30 million gallons per year at our Friesland plant site.  Tightening industry profit margins have led us to put this expansion on hold indefinitely.  We currently estimate the 30 million gallon per year expansion facility will not be complete by the second quarter of 2010, as we had previously projected, due to this indefinite delay.  Utilizing cash generated from operations for the plant expansion, if and when we proceed with the expansion, may impact our ability to pay out future member distributions.  Our financial projections are based upon our historical operating costs and historical revenues.  However, our past financial performance may not accurately predict future results.

Cash Flow Used In Financing Activities.  Our net cash flow used in financing activities for the fiscal year ended December 31, 2008 increased $7,763,568, as compared to expenditures for the fiscal year ended December 31, 2007.  We used cash to pay down our debt by $14,356,139 and $1,158,491 during the fiscal years ended December 31, 2008 and December 31, 2007, respectively.  Our payments during the fiscal year ended December 31, 2008 retired our long-term debt.  During the fiscal year ended December 31, 2008, we made cash distributions to our members in the amount of $12,870,000 as compared to $18,304,080 in the fiscal year ended December 31, 2007.  These distributions were financed with cash from operations.

We expect to have sufficient cash from cash flow generated by continuing operations, our revolving line of credit and cash reserves.  We anticipate obtaining additional debt financing for the purpose of financing approximately 60% of the cost of our regenerative thermal oxidizer and corn oil extraction system project.  However, if we are unable to obtain such debt financing on reasonable terms, we expect to finance these projects with cash from operations.  See “ Plant Expansion and Construction in Process” below.  Additionally, if we proceed with our planned expansion to 90 million gallons per year, we will require additional debt financing.  See “ Plant Expansion and Construction in Process” below.  Obtaining additional debt financing may be difficult given current conditions in credit markets.  A cash shortage may impact our ability to pay future member distributions.  In the event of a cash shortage, in addition to seeking additional debt financing we may also consider seeking equity financing.

Comparison of the fiscal years ended December 31, 2007 and 2006

The following table shows cash flows for the fiscal years ended December 31, 2007 and 2006:

Fiscal years ended December 31,
	2007	2006
Net cash provided by operating activities	$ 24,694,496	$ 43,914,660
Net cash used in investing activities	$ (10,453,642)	$ (2,242,779)
Net cash used in financing activities	$ (19,462,571)	$ (20,477,027)

Cash Flow Provided by Operations.   Our net cash flow provided from operating activities for the fiscal year ended December 31, 2007 was $24,694,496, as compared to $43,914,660 for the same period the previous year.  The decrease in net cash flow provided from operating activities for the fiscal year ended December 31, 2007 compared to fiscal year ended December 31, 2006 was primarily due to a decrease in net income.

Cash Flow Used In Investing Activities.  Our net cash flow used in investing activities for the fiscal year ended December 31, 2007 constituted expenditures of $10,453,642, as compared to expenditures of $2,242,779 for the same period the previous year.  The increase in expenditures for the fiscal year ended December 31, 2007 compared to the fiscal year ended December 31, 2006 is primarily due to a $7,032,613 increase in capital expenditures and construction in process payments, most of which were for Phase I of our plant expansion to 60 million gallons per year, and the additional $1,055,000 investment in First Missouri Energy project.  The net cash used for investing activities was financed with cash from operations from the current and prior years.

Cash Flow Used In Financing Activities.  We used cash to pay down our debt by $1,158,491 during the fiscal year ended December 31, 2007 compared to $8,965,027 used for debt payments for the fiscal year ended December 31, 2006.  During the fiscal year ended December 31, 2007 we made cash distributions to our members in the aggregate amount of $18,304,080 as compared to the aggregate amount of $11,512,000 during the fiscal year ended December 31, 2006.  These distributions were financed with cash from operations.

Indebtedness

Short-Term and Long-Term Debt Sources

On January 10, 2008 our board voted to retire the balance of our existing long-term debt with Farmers & Merchants Union Bank.  The term loan was subsequently retired on April 24, 2008 using primarily cash from operations.  We expect to obtain additional debt financing of between approximately $14,000,000 and $21,000,000 when we proceed with Phase II of our expansion, which would increase our production capacity to 90 million gallons per year.  However, this expansion has been indefinitely delayed due to tightening industry profit margins.  See “ Plant Expansion and Construction in Process” below.

On October 16, 2008 we entered into an agreement with Farmers and Merchants Union Bank to obtain a $5,000,000 revolving line of credit.  This line of credit replaces our previous line of credit with Farmers and Merchants Union Bank.  The interest rate on amounts we borrow under the line of credit is a variable rate of 0.5% over the highest US Prime Rate as published in the Wall Street Journal “Money Table”.  The interest rate adjusts as and when the index rate changes.  Interest is due monthly on this revolving credit facility.  As of December 31, 2008, we had no borrowings against our revolving line of credit.   No prepayment fees exist on the revolving credit facility.

Our revolving credit facility is subject to protective covenants requiring us to maintain various financial ratios. We are required to maintain a minimum tangible net worth of $24,000,000 and to increase our tangible net worth annually by the lesser of $500,000 or an amount equal to retained earnings.  Our owners’ equity is to be at least 45% of tangible net assets and we must maintain a working capital position of at least $4,000,000.  We must receive written approval from our lender to exceed $1,000,000 in annual capital expenditures and we must obtain consent prior to making membership distributions in excess of 65% of the previous year’s net income, excluding state and federal incentive payments.   As of December 31, 2008, we are in compliance with all of our financial debt covenants.  The revolving line of credit is secured by substantially all of our assets.

Contractual Obligations

The following tables provide information regarding our consolidated contractual obligations and commitments as of December 31, 2008:

	Payment Due By Period
Contractual Cash Obligations	Total	Less than One Year	One to Three Years	Three to Five Years	Greater Than Five Years

Operating Lease Obligations (1)	$3,344,183	$545,805	$960,678	$938,400	$899,300
Purchase Obligations (2)	18,693,095	15,795,353	650,732	729,960	1,517,050
Total Contractual Obligations	$22,037,278	$16,341,158	$1,611,410	$1,668,360	$2,416,350

(1)

Operating lease obligations include the lease obligations for the Company’s rail car leases (See Note 9 to the financial statements)

(2)

Purchase obligations primarily consist of forward contracts for corn and natural gas.

Plant Expansion and Construction in Process

In December 2007, we substantially completed an expansion of our plant capacity to 60 million gallons (“Phase I” of our expansion).  We began operating at this expanded capacity in July 2008; however, in September 2008 we began operating at less than full capacity due to tightening industry margins.  Phase I of our expansion increased the capacity of our grind, cook and fermentation systems.  This work was completed on budget ($6.7 million) and financed entirely with cash from operations.  Phase I of our expansion was completed under a Wisconsin Department of Natural Resources construction permit that raised our production limit to 60 million gallons.

We completed the expansion of our grain storage facility from 450,000 bushels to 900,000 bushels in July 2008.  This project was completed on budget ($1,319,000) and financed with cash from operations.  We completed the construction of a new cooling tower in September 2008.  This project was completed on budget ($1,250,000) and financed with cash from operations.  We completed the purchase and installation of additional centrifuges in September 2008.  This project was completed on budget ($1,350,000) and financed with cash from operations.  We completed the expansion of our grain shipping and receiving area in November 2008.  This project was completed on budget ($1,124,000) and financed with cash from operations.  We purchased and installed a new DDGS transportation and cooling system in December 2008.  This project was completed on budget ($2,050,000) and financed with cash from operations.

Our Board approved $3,150,000 for a regenerative thermal oxidizer (RTO) on March 10, 2008.  This project is approximately 50% complete and is expected to be completed in May 2009.  Our Board approved $3,671,300 for a corn oil extraction system project on July 14, 2008.  This project is approximately 30% complete and is expected to be completed in May 2009.  We expect to finance these two projects with a combination of approximately 40% cash from operations and 60% additional debt financing, provided that we can obtain such financing upon reasonable terms.  If we are unable to obtain such debt financing, we expect to finance these two projects entirely with cash from operations, which may negatively impact our ability to pay out future member distributions.

Phase II of our expansion involves the distillation and downstream processing of additional “beer,” the product removed from the fermentors after fermentation is complete.  The total estimated cost of this work, which will increase plant capacity by 30 million gallons, is $28,000,000.  The Board approved $16,700,000 for the development, design and completion of the distillation, dehydration and evaporation components of the Phase II expansion project on June 11, 2007.  The project is approximately 5% complete, which represents the early planning and design work.  We have paid for the work to date with cash from operations.  Phase II of our expansion is presently on hold due to management’s decision to re-examine the energy source and review new technologies, and due to the recent erosion of industry profit margins.  Should this project move forward, the Company expects to finance the project with approximately 40% to 60% debt financing and approximately 40% to 60% cash from operations.  If we are unsuccessful in obtaining debt financing, we will not be able to construct Phase II of our expansion.

Subsequent Events

On January 12, 2009, our board of Directors voted to make a cash distribution of $100 per membership unit, totaling approximately $2,847,500, to our membership unit holders of record as of January 12, 2009.  The distribution was made on approximately February 13, 2009.

On January 22, 2009, First Missouri Energy, LLC, an entity in which the Company had invested, sold the land owned by First Missouri Energy, LLC for approximately $1,430,000.  On February 20, 2009, First Missouri Energy distributed monies from the sale of the land to its members, including $162,067 to United Wisconsin Grain Producers, LLC.

Off Balance Sheet Arrangements

We currently do not have any off-balance sheet arrangements.

Application of Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  We had the following critical accounting estimates as of the fiscal year ended December 31, 2008, as compared to December 31, 2007, when we had no critical accounting estimates.

We review long-lived assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable.  Impairment testing for assets requires various estimates and assumptions, including an allocation of cash flows to those assets and, if required, an estimate of the fair value of those assets.  Our estimates are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable. These valuations require the use of management’s assumptions, which do not reflect unanticipated events and circumstances that may occur.  In our analysis, we consider future corn costs and ethanol prices, break-even points for our plant and our risk management strategies in place through our derivative instruments and forward contracts.  Given the significant assumptions required and the possibility that actual conditions will differ, we consider the assessment of impairment of our long-lived assets to be a critical accounting estimate.

Our allowance for doubtful accounts as of December 31, 2008 and December 31, 2007 was $59,000 and $69,000, respectively.  These amounts are based on our historical experience and take into account factors such as our marketing agreements in place for the marketing and sale of all of our ethanol and a portion of our distillers grains, the payment due date for such ethanol and distillers grains relative to when our marketers take possession of the products, and our past success in collecting payment for the ethanol and distillers grains sold pursuant to our marketing agreements.  Because our allowance for doubtful accounts is based in part on our assumption that our future collection of accounts will be similar to our historical experiences, we consider this to be a critical accounting estimate.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK .

We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn, natural gas and ethanol. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Interest Rate Risk

We are exposed to market risk from changes in interest rates.  Exposure to interest rate risk results primarily from holding a revolving line of credit which bears a variable interest rate. As of December 31, 2008, we had no borrowings against our revolving line of credit.  The specifics of our revolving line of credit are discussed in greater detail in “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Short-Term and Long-Term Debt Sources.”

Below is a sensitivity analysis we prepared regarding our income exposure to changes in interest rates. The sensitivity analysis below shows the anticipated effect on our income from a 10% adverse change in interest rates for a one year period.

Outstanding Variable Rate Debt at 12/31/08	Interest Rate at 12/31/08	Adverse 10% Change in Interest Rates	Annual Adverse Change to Income
$0	4.25%	0.425%	$0

Commodity Price Risk

We seek to minimize the risks from fluctuations in the prices of raw material inputs, such as corn and natural gas, and finished products, such as ethanol and distillers grains, through the use of hedging instruments.  In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate.  Although we believe our hedge positions accomplish an economic hedge against our future purchases and sales, management has chosen not to use hedge accounting, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We are using fair value accounting for our hedge positions, which means as the current market price of our hedge positions changes, the realized or unrealized gains and losses are immediately recognized in our cost of goods sold or as an offset to revenues. The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged.

As corn prices move in reaction to market trends and information, our income statement will be affected depending on the impact such market movements have on the value of our derivative instruments.  Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for us.

A sensitivity analysis has been prepared to estimate our exposure to ethanol, corn and natural gas price risk. Market risk related to these factors is estimated as the potential change in income resulting from a hypothetical 10% adverse change in the fair value of our corn and natural gas prices and average ethanol price as of December 31, 2008, net of the forward and future contracts used to hedge our market risk for corn and natural gas usage requirements.  The volumes are based on our expected use and sale of these commodities for a one year period from December 31, 2008.  As of December 31, 2008, approximately 14.1% of our estimated corn usage, 27.6% of our anticipated natural gas usage and 21.0% of our ethanol sales over the next 12 months were subject to fixed price or index contracts where a price has been established with an exchange.  The results of this analysis, which may differ from actual results, are as follows:

	Estimated Volume Requirements for the next 12 months (net of forward and futures contracts)	Unit of Measure	Hypothetical Adverse Change in Price as of 12/31/2008	Approximate Adverse Change to Income
Natural Gas	1,050,400	MMBTU	10%	$892,840
Ethanol	31,902,783	Gallons	10%	$6,125,334
Corn	15,884,671	Bushels	10%	$6,750,985

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA .

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

United Wisconsin Grain Producers, LLC

Friesland, Wisconsin

We have audited the accompanying balance sheets of United Wisconsin Grain Producers, LLC as of December 31, 2008 and 2007 and the related statements of operations, changes in members’ equity, and cash flows for the years ended December 31, 2008, 2007, and 2006.  United Wisconsin Grain Producers, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Wisconsin Grain Producers, LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P.

Certified Public Accountants

Minneapolis, Minnesota

March 19, 2009

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Balance Sheets

	December 31,	December 31,
ASSETS	2008	2007

Current Assets
Cash and cash equivalents	$9,384,848	$24,759,614
Restricted cash	1,486,525	248,383
Derivative instruments	35,610	5,189
Accounts receivable, net of allowance for doubtful accounts
of $59,000 and $69,000, respectfully	2,354,767	5,486,721
Prepaid expenses and other current assets	400,917	634,869
Inventory	3,559,634	2,785,264
Total current assets	17,222,301	33,920,040

Property, Plant and Equipment
Land and land improvements	6,207,410	5,864,889
Office equipment	607,816	567,547
Buildings	2,447,579	2,192,293
Plant and process equipment	59,626,959	52,812,431
Construction in process	3,864,418	2,906,876
Total property, plant, and equipment	72,754,182	64,344,036
Less accumulated depreciation	18,365,679	12,718,946
Net property, plant and equipment	54,388,503	51,625,090

Other Assets
Investment	162,067	993,065
Total other assets	162,067	993,065

Total Assets	$71,772,871	$86,538,195

Notes to Financial Statements are an integral part of this Statement.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Balance Sheets

	December 31,	December 31,
LIABILITIES AND MEMBERS' EQUITY	2008	2007

Current Liabilities
Current maturities of long-term debt	$-	$1,258,252
Accounts payable	3,654,420	2,841,317
Accounts payable - related party	361,162	417,472
Accrued loss on forward contracts	1,058,536	-
Accrued liabilities	539,587	794,853
Total current liabilities	5,613,705	5,311,894

Long-Term Debt, less current maturities	-	13,097,887

Commitments and Contingencies

Members’ Equity, 28,475 and 28,710 units authorized,
issued, and outstanding, respectively	66,159,166	68,128,414

Total Liabilities and Members’ Equity	$71,772,871	$86,538,195

Notes to Financial Statements are an integral part of this Statement.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Statements of Operations

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2007	2006

Revenues, including $146,311, $22,267, and $3,861, respectively from related parties	$139,335,829	$111,736,700	$111,366,602

Cost of Goods Sold, including $4,966,566, $3,267,970, and $2,695,337, respectively to related parties	123,115,305	87,374,742	67,490,129
Lower of Cost or Market Adjustment	1,208,962	-	-

Gross Profit	15,011,562	24,361,958	43,876,473

Operating Expenses	2,971,173	3,151,166	2,970,684

Operating Income	12,040,389	21,210,792	40,905,789

Other Income (Expense)
Grant income	-	5,000	-
Interest income	504,480	1,084,679	554,263
Government program income	-	-	393,336
Interest expense	(358,686)	(1,068,539)	(1,338,803)
Equity in net loss of investment	(830,998)	(161,935)	-
Miscellaneous income (expense)	223,367	172,235	(496,736)
Total other income (expense), net	(461,837)	31,440	(887,940)

Net Income	$11,578,552	$21,242,232	$40,017,849

Weighted Average Units Outstanding - Basic and Diluted	28,520	28,767	28,780

Net Income Per Unit - Basic and Diluted	$405.98	$738.42	$1,390.47

Distributions Per Unit - Basic and Diluted	$451.26	$636.29	$400.00

Notes to Financial Statements are an integral part of this Statement.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Statement of Changes in Members' Equity

Balance - January 1, 2006	$36,907,663

Net Income	40,017,849

Member Distributions	(11,512,000)

Balance - December 31, 2006	65,413,512

Net Income	21,242,232

Repurchase of 70 Membership units for an average price of $3,189,
September 2007 to November 2007	(223,250)

Member Distributions	(18,304,080)

Balance - December 31, 2007	68,128,414

Net Income	11,578,552

Repurchase of 235 Membership units for an average price of $2,884,
January 2008 to June 2008	(677,800)

Member Distributions	(12,870,000)

Balance - December 31, 2008	$66,159,166

Notes to Financial Statements are an integral part of this Statement.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Statements of Cash Flows

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2007	2006

Cash Flows from Operating Activities
Net Income	$11,578,552	$21,242,232	$40,017,849
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	5,646,733	4,914,526	4,857,026
Write-off of debt issuance costs	-	-	519,406
Provision for losses on accounts receivable	(9,796)	69,000	-
Change in fair value of derivative instruments	(5,230,628)	965,757	(3,183,371)
Equity in net loss of investment	830,998	161,935	-
Changes in assets and liabilities:
Restricted Cash	(1,238,142)	163,204	(331,307)
Derivative instruments	5,200,207	(820,483)	2,944,102
Accounts receivable	3,141,750	(1,257,531)	(721,138)
Inventory	(774,370)	(710,751)	(380,582)
Prepaid expenses and other current assets	233,952	(68,858)	(227,607)
Accounts payable	756,793	586,148	(565,609)
Accrued loss on forward contracts	1,058,536	-	-
Accrued liabilities	(255,266)	(550,683)	985,891
Net cash provided by operating activities	20,939,319	24,694,496	43,914,660

Cash Flows from Investing Activities
Capital expenditures	(27,529)	(7,594,950)	(974,473)
Payments for construction in process	(8,382,617)	(1,580,442)	(1,168,306)
Purchase of investments	-	(1,055,000)	(100,000)
Repurchase of membership units	(677,800)	(223,250)	-
Net cash used in investing activities	(9,087,946)	(10,453,642)	(2,242,779)

Cash Flows from Financing Activities
Payments on long term debt	(14,356,139)	(1,158,491)	(8,965,027)
Payment of member distributions	(12,870,000)	(18,304,080)	(11,512,000)
Net cash used in financing activities	(27,226,139)	(19,462,571)	(20,477,027)

Net Increase (Decrease) in Cash and Cash Equivalents	(15,374,766)	(5,221,717)	21,194,854

Cash and Cash Equivalents– Beginning of Period	24,759,614	29,981,331	8,786,477

Cash and Cash Equivalents– End of Period	$ 9,384,848	$ 24,759,614	$29,981,331

Supplemental Cash Flow Information

Interest expensed	358,686	1,068,539	1,505,913
Interest capitalized	12,634	63,730	-
Total interest paid	$371,320	$1,132,269	$1,505,913

Noncash Investing and Financing Activities
Refinancing of long-term debt	$-	$-	$16,040,376
Transfer of construction in process to property, plant, and equipment	$7,425,075	$-	$-

Notes to Financial Statements are an integral part of this Statement.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying audited financial statements of United Wisconsin Grain Producers, LLC have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. As used in this report in Form 10-K, the “Company” represents United Wisconsin Grain Producers, LLC (“UWGP”).

Nature of Business

United Wisconsin Grain Producers LLC (a Wisconsin limited liability company) is a 60 million gallon per year ethanol plant located near the town of Friesland in the township of Randolph, Wisconsin.  During 2007, the Company substantially completed Phase I of an expansion project which increased the plant production capacity from the initial nameplate production capacity of 40 million gallons per year to 60 million gallons per year.  The Company sells its production of ethanol and distillers grains, a co-product of ethanol production, within the United States.

Accounting Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles in the United States of America.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  The Company uses estimates and assumptions in accounting for the following significant matters, among others:  allowances for doubtful accounts, useful lives of property, plant, and equipment, the valuation of derivatives, inventory, inventory purchase commitments, the fair value of our equity-method investment, and long-lived asset impairments.  Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements.  The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made.

Revenue Recognition

The Company generally sells ethanol and related products pursuant to marketing agreements.  Revenues from the production of ethanol and the related products are recorded when the customer (the marketing companies as further discussed in Note 14) has taken title and has assumed the risks and rewards of ownership, prices are fixed or determinable and collectibility is reasonably assured.  Title is generally assumed by the buyer at the end of the Company’s shipping point.

In accordance with the Company’s agreements for the marketing and sale of ethanol and related products, marketing fees and commissions due to the marketers are deducted from the gross sales price as earned.  These fees and commissions are recorded net of revenues as they do no provide an identifiable benefit that is sufficiently separable from the sale of ethanol and related products. Shipping costs incurred by the Company in the sale of ethanol are not specifically identifiable and as a result, are recorded based on the net selling price reported to the Company from the marketer.  Shipping costs incurred by the Company in the sale of ethanol related products are included in cost of goods sold.

The Company records incentives receive, if any, from federal and state programs related to the production of ethanol, as other income, when the Company has sold the ethanol and completed all the requirements of the applicable incentive program.  Interest income is recognized as earned.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.  The Company maintains its accounts primarily at one financial institution.  At times throughout the year, the Company’s cash and cash equivalents balances may exceed amounts insured by the Federal Deposit Insurance Corporation. At December 31, 2008 and 2007 such funds approximated $8,900,000 and $21,600,000, respectively. The Company does not believe it is exposed to any significant credit risk on its cash and cash equivalents.

Restricted Cash

The Company is required to deposit cash into a restricted cash account by the Company’s broker as discussed in Note 5.

Accounts Receivable

Accounts receivable are recorded at their estimated net realizable value, net of an allowance for doubtful accounts.  The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions. The Company extends credit to customers for sales of ethanol and distillers grain in the normal course of business.  Credit is extended based on an on-going evaluation of a customer’s financial conditions and generally no collateral is required.  Accounts receivable are ordinarily due in 5 to 10 business days for ethanol and 10 days from the invoice date for distillers grain.  If payment is not received on a timely basis in accordance with the Company’s credit terms it is considered past due.  Invoices that remain unpaid after 30 days may bear interest at 18% and are considered delinquent if past due over 120 days.  Delinquent receivables are written off based on credit evaluation and specific circumstances of the customer. At December 31, 2008 and 2007, the Company has established an allowance for doubtful accounts of approximately $59,000 and $69,000, respectively.

Inventory

Inventory is stated at the lower of cost or market on a weighted cost basis. Market is based on current replacement values except that it does not exceed net realizable values and it is not less than net realizable values reduced by allowances from normal profit margin. Inventory consists of raw materials, supplies, work in process, and finished goods.  Corn is the primary raw material along with other raw materials. Finished goods consist of ethanol produced and distillers grains.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost.  Depreciation is computed over estimated useful lives by use of the straight-line method.

Asset Description	Years
Land improvements	5-20 years
Buildings	10-30 years
Grain handling equipment	5-15 years
Mechanical equipment	5-15 years
Equipment	5-10 years

Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized. Construction in progress expenditures will be depreciated using the straight-line method over their estimated useful lives once the assets are placed into service.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Long-Lived Assets

Long-lived assets, such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Capitalized Interest

The Company’s policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding one year as guided by SFAS 34, Capitalization of Interest Costs. During fiscal year 2008, approximately $12,600 of incurred interest cost was capitalized to property, plant, and equipment.  The Company capitalized interest of $64,000 and $0 during fiscal years 2007 and  2006, respectively.

Derivative Instruments

The Company accounts for derivatives in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires the recognition of derivatives in the balance sheet and the measurement of these instruments at fair value.

In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained. Gains and losses from derivatives that do not qualify as hedges, or are undesignated, must be recognized immediately in earnings. If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings.  Changes in the fair value of undesignated derivatives are recorded in revenue or cost of goods sold based on the commodity being hedged.

Additionally, SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted as “normal purchases or normal sales.” Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Certain corn and distillers grains contracts that meet the requirements of normal purchases or sales are documented as normal and exempted from the accounting and reporting requirements of SFAS No. 133, and therefore, are not marked to market in the financial statements.

In order to reduce the risk caused by market fluctuations, the Company occasionally hedges its anticipated corn purchases and ethanol sales by entering into options and futures contracts.  These contracts are used with the intention to fix the purchase price of anticipated requirements of corn in the Company’s ethanol production activities and the related sales price of ethanol.  The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets. Although the Company believes its commodity derivative positions are economic hedges, none have been formally designated as a hedge for accounting purposes and derivative positions are recorded on the balance sheet at their fair market value, with changes in fair value recognized in current period earnings or losses. The Company does not enter into financial instruments for trading or speculative purposes. The Company records withdrawals and payments against the trade equity of derivative instruments as a reduction or increase in the value of the derivative instruments.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Government Incentive Payments

For the years ended December 31, 2008, 2007 2006, the Company recorded $0, $0 and $393,336, respectively as government program income in other income from the Commodity Credit Corporation Bioenergy Program, a department of the United States Department of Agriculture.  This program enabled the Company to receive payments of up to $7,500,000 per year based on increases in production of ethanol over the previous year.  New production was eligible and was considered increased production.  Payments under the program were subject to pro rata reduction if aggregate payments to all producers in any USDA fiscal year exceeded the annual funding of the program.  As of December 31, 2008, and 2007, the Company had no receivable recorded from the CCC Bioenergy Program. The program was terminated as of June 30, 2006 therefore the Company does not anticipate recording any additional revenue from this program.

Fair Value of Financial Instruments

The carrying values of cash and cash equivalents, restricted cash, accounts receivable, investments, accounts payable, and accrued liabilities approximate fair value due to the short maturity of the instruments.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes and generally does not incur income taxes.  Instead, its earnings and losses are included in the income tax returns of its members.  Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the requirements of SFAS 109, Accounting for Income Taxes, relating to the recognition of income tax benefits. FIN 48 provides a two-step approach to recognizing and measuring tax benefits when realization of the benefits is uncertain. The first step is to determine whether the benefit meets the more-likely-than-not condition for recognition and the second step is to determine the amount to be recognized based on the cumulative probability that exceeds 50%.  Primarily due to the Company’s tax status as a partnership, the adoption of FIN 48 on November 1, 2008, had no material impact on the Company’s financial condition or results of operations.

Environmental liabilities

The Company’s operations are subject to environmental laws and regulations adopted by various governmental authorities in the jurisdiction in which it operates.  These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its locations.  Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage, and to limit the financial liability which could result from such events.  Environmental liabilities are recorded when the Company’s liability is probable and the costs can be reasonably estimated.  No expense has been recorded for the years ending December 31, 2008, 2007, or 2006.

Net Income per Unit

Basic net income per unit is computed by dividing net income by the weighted average number of members’ units outstanding during the period. Diluted net income per unit is computed by dividing net income by the weighted average number of members’ units and members’ unit equivalents outstanding during the period. There were no member unit equivalents outstanding during the periods presented; accordingly, for all periods presented, the Company’s basic and diluted net income per unit are the same.

Recently Issued, But Not Yet Effective, Accounting Pronouncements

In March of 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161 (SFAS 161), Disclosures about Derivative Instruments and Hedging Activities. SFAS 161 requires entities to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

In September 2008, the FASB issued FASB Staff Position (FSP) No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FSP clarifies the effective date of SFAS 161. The disclosures required by SFAS 161 should be provided for any reporting period (annual or quarterly interim) beginning after November 15, 2008. This clarification is effective upon issuance of the FSP in September 2008. The Company is evaluating what effect, if any, SFAS 161 and FSP 133-1 & FIN 44-4 might have on its financial position, operating results, and the related disclosures.

Reclassifications

The presentation of revenues, cost of goods sold, and operating expenses in the statements of operations for 2007 and 2006 have been changed to conform to the classification used in 2008.  These reclassifications had no effect on net income as previously reported.

2. RISKS AND UNCERTAINTIES

The Company has certain risks and uncertainties that it experiences during volatile market conditions such as what the Company experienced during fiscal 2008. These volatilities can have a severe impact on operations. The Company’s revenues are derived from the sale and distribution of ethanol and distillers grains to customers primarily located in the U.S. Corn for the production process is supplied to our plant primarily from local agricultural producers and from purchases on the open market. Ethanol sales, average 85% of total revenues and corn costs average 75% of cost of goods sold.

The Company’s operating and financial performance is largely driven by the prices at which they sell ethanol and the net expense of corn. The price of ethanol is influenced by factors such as supply and demand, the weather, government policies and programs, and unleaded gasoline prices and the petroleum markets as a whole. Excess ethanol supply in the market, in particular, puts downward pressure on the price of ethanol. Our largest cost of production is corn. The cost of corn is generally impacted by factors such as supply and demand, the weather, government policies and programs, and our risk management program used to protect against the price volatility of these commodities.

3. CONCENTRATIONS

The Company has identified certain concentrations that are present in their business operations. The Company’s revenue from ethanol sales is derived from a single customer under the Company’s ethanol marketing agreements described in Note 14. Sales under those agreements accounted for approximately 84%, 89%, and 91% of the Company’s revenues, net of derivative activity, during 2008, 2007, and 2006, respectively. Accordingly, a significant portion of the Company’s receivables are regularly due from that same customer.

The Company has a revenue concentration in that its revenue is generated from the sales of just two products, ethanol and distillers grains.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

4.  INVENTORY

Inventory consists of the following at December 31:

	2008	2007
Raw Materials	$ 1,495,032	$ 545,467
Supplies	605,146	496,348
Work in Process	381,988	412,772
Finished goods	1,077,468	1,330,677
Total	$ 3,559,634	$ 2,785,264

The Company performed a lower of cost or market analysis on inventory and determined that the market values of certain inventories were less than their carrying value, attributable primarily to decreases in market prices of corn and ethanol. Based on the lower of cost or market analysis, the Company recorded a lower of cost or market charge on certain inventories of approximately $150,000, $0, and $0 for the years ended December 31, 2008, 2007 and 2006. The total impairment charge was recorded within the lower of cost or market adjustment in the statement of operations.

5.  DERIVATIVE INSTRUMENTS

At December 31, 2008 and 2007, the Company recorded an asset for derivative instruments related to corn and ethanol option and futures positions of $35,610 and $5,189, respectively.  None of the open positions, at December 31, 2008 or 2007, were designated as hedges.

The Company recorded the following combined realized and unrealized gains (losses) on hedging activities:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
Combined realized and unrealized gain on corn hedging activities	$ 3,324,800	$ 255,300	$ 3,183,000
Combined realized and unrealized gain (loss) on ethanol hedging activities	$ 1,905,800	($ 1,221,000)	$ -

Realized and unrealized gains and losses related to these derivative contracts related to corn purchases are included as a component of cost of goods sold.  Realized and unrealized gains and losses related to derivative contracts that are related to ethanol sales are included as a component of revenues.

The Company is required to maintain cash balances at its broker related to derivative instrument positions.  At December 31, 2008 and 2007, restricted cash totaled $1,486,525 and $248,383, respectively, and is not included in cash and cash equivalents on the balance sheet or the statements of cash flows.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

6.  INVESTMENTS

On February 12, 2007, the Company’s directors approved a $10 million equity investment in First Missouri Energy, LLC (“FME”).  FME was formed with the intent to construct a 55 million gallon per year ethanol plant near Cape Girardeau, Missouri. The Company invested $1,155,000 in this project to date and does not plan to invest the additional monies. During April 2008, the Company determined that the viability of this project in the near future was in question.  Accordingly, the Company recorded an impairment loss of approximately $866,000 on this investment in the second quarter of 2008.  As of December 31, 2008 the board of FME was in the process of selling the land and determining amounts owed to creditors. In January 2009, FME received approximately $1.43 million for the sale of the land. In February 2009, the Company received a payment for $162,067 which represented the Company’s proceeds from the remaining assets of FME based on the ownership agreement.

The Company accounted for this investment using the equity method of accounting and recorded a loss on this investment of $830,998 for the fiscal year ending December 31, 2008 and $161,935 for the fiscal year ended December 31, 2007.

7.  FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (SFAS 157) and Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159).  SFAS 157’s requirements for certain nonfinancial assets and liabilities recognized or disclosed at fair value on a nonrecurring basis are deferred until fiscal years beginning after November 15, 2008 in accordance with FASB Staff Position 157-2 (FSP 157-2). At the present time, the Company does not have any nonfinancial assets or liabilities that would require fair value recognition or disclosures under SFAS 157.

SFAS 157 defines fair value, outlines a framework for measuring fair value, and details the required disclosures about fair value measurements. The adoption of SFAS 157 did not have a material effect on the Company’s financial position, results of operations, or cash flows for 2008.

SFAS 159 permits the Company to irrevocably choose to measure certain financial instruments and other items at fair value. Except for those assets and liabilities which are required to be recorded at fair value the Company elected not to record any other assets or liabilities at fair value, as permitted by SFAS 159.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market. The Company uses a fair value hierarchy that has three levels of inputs, both observable and unobservable, with use of the lowest possible level of input to determine fair value. Level 1 inputs include quoted market prices in an active market or the price of an identical asset or liability. Level 2 inputs are market data, other than Level 1, that are observable either directly or indirectly. Level 2 inputs include quoted market prices for similar assets or liabilities, quoted market prices in an inactive market, and other observable information that can be corroborated by market data. Level 3 inputs are unobservable and corroborated by little or no market data. The Company uses valuation techniques in a consistent manner from year-to-year.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

The following table provides information on those assets and liabilities measured at fair value on a recurring basis.

	Carrying Amount in Balance Sheet December 31, 2008	Fair Value December 31, 2008	Fair Value Measurement Using
			Level 1	Level 2	Level 3
Derivative Instruments	$ 35,610	$ 35,610	$ 35,610
Investment in First Missouri Energy, LLC	$ 162,067	$ 162,067			$ 162,067

The reconciliation of beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) are as follows:

Investment in First Missouri Energy, LLC

Beginning Balance, January 1, 2008	$ 993,065
Total losses-realized and unrealized
included in earnings	(830,998)
Ending Balance, December 31, 2008	$ 162,067

Total unrealized gains (losses) included in earnings which are attributable to the change in unrealized gains or losses related to assets still held at the reporting date	$ (830,998)

Total gains and losses, both unrealized and realized, included in earnings are reported in the accompanying statement of operations:
Other expense	$ (830,998)

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

The Company determines the fair value of the certificates of deposits using information provided by the issuing bank, which includes discounted expected cash flows of the certificates. The fair value of the derivative instruments are based on quoted market prices in an active market. The Company’s Level 3 asset consists of the investment in First Missouri Energy, LLC discussed in Note 6.

8.  BANK FINANCING

On May 25, 2006 the Company closed on a mortgage in the amount of $21,040,376, which included a revolving credit agreement in the amount of $5,000,000, and a term credit agreement in the amount of $16,040,376 with Farmers & Merchants Union Bank to refinance the existing debt with AgStar Financial Services, PCA.  The term debt consists of a five-year business note in the amount of $16,040,376 at a fixed interest rate of 7.4% and requires monthly payments based on a ten-year amortization beginning July 1, 2006.  As of December 31, 2008 and 2007, the Company had outstanding debt of $0 and $14,356,139, respectively, on the term debt and did not have any borrowings on the revolving credit commitment.

On January 10, 2008 the Company voted to retire the balance of the Company’s exiting long-term debt with Farmers & Merchants Union Bank.  The Company retired the term debt in April 2008.

On October 16, 2008 the Company signed a Revolving and Term Credit Agreement with Farmers & Merchants Union Bank replacing the previous agreement.  The agreement is for a revolving loan of $5,000,000 at a variable rate of 0.5% over the highest US Prime Rate as published in the Wall Street Journal “Money Table”.  Borrowings under the Credit Agreement are secured by substantially all of the assets of the Company. The Company has restrictive covenants including, but not limited to, requiring minimum financial ratios and limitations on capital expenditures, investments and distributions.  As of the year ended December 31, 2008 and 2007 the company was in compliance with these covenants.  The Company did not have any outstanding borrowing on the revolving credit commitments as of December 31, 2008.

9.  LEASE OBLIGATIONS

The Company signed a ten-year lease agreement in August 2004 with a leasing company for eighty-five covered hopper rail cars at $460 per month per rail car.

The Company entered into two, five-year rental agreements in April and May of 2005 for two wheel loaders at approximately $1600 per month per wheel loader.

The Company entered into a five-year lease agreement in April 2005 with a bank to lease a rail shuttle wagon at $3,300 per month.

Lease expense for operating leases for the years ending December 31, 2008, 2007, and 2006 was $549,110, $545,883 and 511,409 respectively.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

At December 31, 2008 the Company had the following minimum commitments for payment of leases:

2009	$545,805
2010	491,478
2011	469,200
2012	469,200
2013	469,200
Thereafter	899,300
Total	$3,344,183

10.  MEMBERS’ EQUITY

As specified in the Company’s operating agreement, the Company has one class of membership units.  The Company is authorized to issue up to 28,000 membership units in addition to the seed capital units issued prior to the Company’s initial registered offering.

 On June 11 2007, the board approved up to $1 million over the next 12 months to explore/pursue the option of redeeming membership units offered for sale at the market price.  As of December 31, 2008, the board approved membership unit redemptions of 305 units totaling $901,050 effective on various dates from September 1, 2007 to June 1, 2008.  The board has not approved any additional spending for the redemption of membership units.

As of December 31, 2008 and 2007, the Company had 28,475 and 28,710 membership units outstanding, respectively.

In February 2006, the Board of Directors declared a cash distribution of $200.00 per membership unit for a total distribution of $5,756,000 to its unit holders of record as of February 10, 2006. The distribution was paid in March 2006.

In July 2006, the Board of Directors declared a cash distribution of $200.00 per membership unit for a total distribution of $5,756,000 to its unit holders of record as of June 30, 2006. The distribution was paid in August 2006.

In January 2007, the Board of Directors declared a cash distribution of $500.00 per membership unit for a total distribution of $14,390,000 to its unit holders of record as of January 9, 2007. The distribution was paid in February 2007.

In July 2007, the Board of Directors declared a cash distribution of $136.00 per membership unit for a total distribution of $3,914,080 to its unit holders of record as of July 10, 2007. The distribution was paid in August 2007.

In January 2008, the Board of Directors declared a cash distribution of $250.00 per membership unit for a total distribution of $7,175,000 to its unit holders of record as of January 10, 2008. The distribution was paid in February 2008.

In July 2008, the Board of Directors declared a cash distribution of $200.00 per membership unit for a total distribution of $5,695,000 to its unit holders of record as of July 14, 2008. The distribution was paid in August 2008.

In January 2009, the Board of Directors declared a cash distribution of $100.00 per membership unit for a total distribution of $2,847,500 to its unit holders of record as of January 12, 2009. The distribution was paid in February 2009.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

11.  RELATED PARTY TRANSACTIONS

The Company incurred approximately $72,000, $76,000, and $91,000 in director fees and related expenses of which for the years ended December 31, 2008, 2007, and 2006, respectively. In 2008, the Company purchased approximately $21,850,000 of corn from members which represent approximately 24% of total corn purchased in 2008. In 2007, the Company purchased approximately $15,042,000 of corn from members which represent approximately 26% of total corn purchased in 2007.  In 2006, the Company purchased approximately $11,900,000 from members which represent approximately 31% of corn purchased in 2006.

12.  EMPLOYEE BENEFIT PLANS

The Company has adopted a 401(k) plan effective January 1, 2006 which provides retirement savings options for all eligible employees.  Employees meeting certain eligibility requirements can participate in the plan.  The Company makes a matching contribution based on the participants’ eligible wages.  The Company made matching contributions of approximately $73,000, $70,000 and $36,500 during the years ended December 31, 2008, 2007, and 2006, respectively.  The employer matching portion has a vesting schedule provision.

The Company implemented a profit sharing employee benefit plan on July 10, 2006 for all eligible employees.  The plan allows for a percentage of the Company’s earnings in excess of a pre-determined amount to be divided between eligible employees and payment to be made six months after it is earned to eligible employees still employed with the Company at the time of payment.  The Company recorded an expense related to this plan of approximately $463,000, $587,000 and $1,273,000 in the years ended December 31, 2008, 2007 and 2006, respectively.  Approximately $77,500 and $232,000 is included in accrued liabilities as of December 31, 2008 and 2007, respectively.

13.  INCOME TAXES

The differences between financial statement basis and tax basis of assets are as follows at December 31:

	2008	2007

Financial statement basis of total assets	$71,772,871	$86,538,195

Organizational and start-up costs capitalized	1,836,382	1,836,382
Syndication costs not deductible for tax purposes	506,501	506,501
Accumulated depreciation and amortization	(6,388,995)	(21,873,362)
Unrealized derivative gains	(16,460)	(1,152,891)
Unrealized loss on investment	825,921	161,935
Prepaid expenses deductible for tax purposes	83,981	66,085

Income tax basis of total assets	$68,620,201	$66,082,845

Financial statement basis of total liabilities	$5,613,705	$18,409,791

Loss on forward contracts not deductible for tax purposes	(1,058,536)	-
Accrued expenses not deductible for tax purposes	(297,560)	(625,528)

Income tax basis of total liabilities	$4,257,609	$17,784,263

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

14.  COMMITMENTS AND CONTINGENCIES

Contractual Obligations

The following tables provide information regarding our consolidated contractual obligations and commitments as of December 31, 2008:

	Payment Due By Period
Contractual Cash Obligations	Total	Less than One Year	One to Three Years	Three to Five Years	Greater Than Five Years

Operating Lease Obligations (1)	$3,344,183	$545,805	$960,678	$938,400	$899,300
Purchase Obligations (2)	18,693,095	15,795,353	650,732	729,960	1,517,050
Total Contractual Obligations	$22,037,278	$16,341,158	$1,611,410	$1,668,360	$2,416,350

(1)

Operating lease obligations include the Company’s rail car leases (Note 9)

(2)

Purchase obligations primarily include forward contracts for corn, natural gas, and denaturant.

Utility Agreements

In October 2003, the Company entered into an agreement with an electric cooperative to provide electrical service.  The agreement is in effect for a term of three years after electric service was first provided in January of 2004.  At the anniversary of the commencement of services the agreement automatically extends so that the term again covers a period of three years, unless either party gives written notice of intent not to extend.  Since neither party to the agreement has given such notice, the agreement has extended for an additional three years, through January 2010.

In April 2004, the Company entered into a natural gas transportation service agreement, which provides for the transportation of natural gas from the utility city gate to the plant at specific transportation rates for a period of ten years. Upon conclusion of the ten-year term, the agreement shall continue from year to year thereafter.

In December 2004, the Company entered into a natural gas transportation service agreement, which provides for interstate pipeline transportation of natural gas to the utility city gate at specific transportation rates for a period of ten years from the effective date, November 1, 2006.  Upon conclusion of the ten-year term, the Company has the right to renew the agreement at specified tariff rates or can enter into contract negotiations to attempt to obtain a negotiated rate.

In August 2006, the Company entered into a natural gas purchase agreement to purchases specified quantities of natural gas at a then prevailing market price for a period of one year from the effective date, November 1, 2006.  The Company also provided the required 60 day notice to terminate the previous natural gas purchase agreement that had been in effect since April 2004.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Ethanol marketing agreement and major customer

In August 2004, the Company entered into a marketing agreement with an unrelated company for the exclusive rights to market, sell and distribute the entire ethanol inventory produced by the Company.  The agreement commenced in May 2005 and was effective for an initial term of 12 months and subsequently continued until December 31, 2007.  The Company paid approximately $367,000 and $383,000 in marketing fees for the years ended December 31, 2007 and 2006 respectively, which is netted against revenues.  The Company sold 100% of its ethanol product under this marketing agreement until December 31, 2007.  During the years ended December 31, 2007 and 2006 sales through that marketer were approximately $99,565,000 and $100,986,000, respectively.  At December 31, 2007 the amount due from that customer included in receivables was approximately $4,568,000.  The Company provided the required notice to terminate this marketing agreement effective December 31, 2007.

In December 2007, the Company entered into a new marketing agreement with an unrelated company for the exclusive rights to market, sell and distribute the entire ethanol inventory produced by the Company.  The agreement commenced on January 1, 2008 and is effective for an initial term of 2 years.  Through this marketing agreement the Company has control of its sales commitments and makes future commitments as it sees fit.  The Company sold 100% of its ethanol product under this marketing agreement during 2008.  During the year ended December 31, 2008 sales through that marketer were approximately $116,766,000.  At December 31, 2008 the amount due from that customer included in receivables was approximately $1,784,400.  At December 31, 2008, the Company had forward contracts to sell 9 million gallons of ethanol for various delivery periods from January 2009 through June 2009.  The prices on these contracts range from $1.65 to $1.98 per gallon or have a basis level established by the Oil Price Information Service (“OPIS”) Chicago ethanol market between -$0.07 and -$0.08.

Distillers grain marketing contract

The Company has a marketing agreement with CHS Inc. for the purpose of marketing and selling the dried distillers grains that are shipped by rail.  The Company markets and sells the dried distillers grains not shipped by rail, as well as the modified wet distillers grains produced, directly to local farmers.  For the dried distillers grains marketed and sold by CHS Inc., the Company receives a percentage of the sales price invoiced by CHS Inc. less freight costs incurred by CHS Inc.  The Company entered into this agreement with CHS Inc. effective October 1, 2007.  The term of the agreement is indefinite, and the agreement will remain in effect until terminated by either party by providing at least 90 days notice to the other party to the agreement.

Distillers Grains Contracts

At December 31, 2008, the Company had forward dry distillers grains contracts totaling 10,400 ton for various delivery periods from January to September 2009 with a price range of $110 to $170 per ton.  At December 31, 2008 the Company had forward modified wet distillers grains sales contracts totaling 6,700 ton for various delivery periods from January 2009 to May 2009 with a price range of $50 to $77 per ton.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Corn and Natural Gas Contracts

At December 31, 2008, the Company had forward corn purchase contracts totaling 2.7 million bushels for various delivery periods from January 2009 to December 2009, of which approximately 30% are with members.  The prices on these contracts range from $3.10 to $6.73 per bushel or have a basis level established by the CBOT futures between $-0.05 and $-0.28.

Currently, some of these contract prices are above current market prices for corn. Given declining corn and ethanol prices, upon taking delivery under these contracts, the Company would incur a loss. Accordingly, the Company recorded a loss on these purchase commitments of approximately $1,059,000 for the year ended December 31, 2008. The loss was included in the lower of cost or market adjustment on the statement of operations. The amount of the loss was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. Given the uncertainty of future corn and ethanol prices, this loss may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.

At December 31, 2008, the Company had forward contracts to purchase approximately 400,000 million British thermal units (MMBTU) of natural gas during the months of January through June 2009 at an average price of approximately $7.85 per MMBTU.

Plant Expansion

As of December 31, 2008 the Company incurred approximately $1.9 million for a regenerative thermal oxidizer expected to cost $3.15 million in total and approximately $365,000 for an oil extraction system expected to cost $3.7 million in total.  Both of these projects are expected to be completed in May 2009.   As of December 31, 2008 the Company incurred approximately $890,000 on the engineering, design, and support piping of a distillation and evaporation system to increase the capacity of this portion of the plant to 90 million gallons per year.  This project is expected to cost $18 million in total but has been placed on hold indefinitely.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

15.  QUARTERLY FINANCIAL DATA (UNAUDITED)

Summary quarterly results are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year ended December 31, 2008
Revenues	$34,237,387	$36,188,592	$37,876,941	$31,032,909
Gross profit (loss)	8,446,421	12,555,077	(5,441,563)	(548,373)
Operating income (loss)	7,493,018	11,603,914	(6,122,648)	(933,895)
Net income (loss)	7,492,547	10,868,890	(5,975,347)	(807,538)
Basic and diluted earnings (loss) per unit	261.66	381.39	(209.85)	(27.22)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year ended December 31, 2007
Revenues	$29,001,792	$28,187,346	$26,579,028	$27,968,534
Gross profit	7,925,844	6,662,034	4,911,917	4,862,163
Operating income	7,160,226	5,775,498	4,221,247	4,053,821
Net income	7,142,869	5,694,717	4,251,754	4,152,892
Basic and diluted earnings per unit	248.19	197.87	147.74	144.62

The above quarterly financial data is unaudited, but in the opinion of management, all adjustments necessary for a fair presentation of the selected data for these periods presented have been included.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Financial Statements

December 31, 2008 and 2007

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A(T).  CONTROLS AND PROCEDURES.

Disclosure Controls and Procedures

Our management, including our Chief Executive Officer (the principal executive officer), Jeff Robertson, along with our Chief Financial Officer (the principal financial officer), Barb Bontrager, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities Exchange Act of 1934, as amended) as of December 31, 2008.  Based on this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act  is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

Inherent Limitations Over Internal Controls

The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that:

(i)

pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets;

(ii)

provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors; and

(iii)

provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management, including the Company’s Chief Executive Officer and Chief Financial Officer, does not expect that the Company’s internal controls will prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of internal controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. Also, any evaluation of the effectiveness of controls in future periods is subject to the risk that those internal controls may become inadequate because of changes in business conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended). Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on this evaluation, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2008.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting during the fourth quarter of our 2008 fiscal year that was identified in connection with management’s evaluation required by paragraph (d) of Rules 13a-15 or 15d-15 under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.  OTHER INFORMATION.

On October 16, 2008 we entered into an agreement with Farmers and Merchants Union Bank to obtain a $5,000,000 revolving line of credit.  The agreement is attached to this annual report on Form 10-K as Exhibit 10.3.  This line of credit replaces our previous line of credit with Farmers and Merchants Union Bank.  The interest rate on amounts we borrow under the line of credit is a variable rate of 0.5% over the highest US Prime Rate as published in the Wall Street Journal “Money Table”.  The interest rate adjusts as and when the index rate changes.  Interest is due monthly on this revolving credit facility.  As of December 31, 2008, we had no borrowings against our revolving line of credit.   No prepayment fees exist on the revolving credit facility.  Our revolving credit facility is subject to protective covenants requiring us to maintain various financial ratios. We are required to maintain a minimum tangible net worth of $24,000,000 and to increase our tangible net worth annually by the lesser of $500,000 or an amount equal to retained earnings.  Our owners’ equity is to be at least 45% of tangible net assets and we must maintain a working capital position of at least $4,000,000.  We must receive written approval from our lender to exceed $1,000,000 in annual capital expenditures and we must obtain consent prior to making membership distributions in excess of 65% of the previous year’s net income, excluding state and federal incentive payments.   As of December 31, 2008, we are in compliance with all of our financial debt covenants.  The revolving line of credit is secured by substantially all of our assets.

On January 13, 2009, we entered into an employment agreement with our Chief Executive Officer, Jeff Robertson.  The agreement is attached to this annual report on Form 10-K as Exhibit 10.4.  The agreement is effective as of January 1, 2009 and is for a term of two years.  The agreement provides for a base salary of $250,000 and an annual bonus equal to two percent of the Company’s earnings in excess of 125% of the Company’s target EBITDA.  In addition, under the agreement Mr. Robertson is eligible to participate in the Company’s incentive program, health and dental insurance plans, 401(k) plan and disability benefit plan.  The agreement also requires the Company to pay for a corporate golf membership, subject to cost approval by the Company’s Compensation Committee.  The Company may terminate the employment of Mr. Robertson for just cause or the death or disability of Mr. Robertson, paying his salary on a prorated basis to the date of termination.  If Mr. Robertson is terminated for any other reason, or if there is a sale of the assets of the Company and the purchaser does not assume Mr. Robertson’s employment agreement or negotiate a new agreement acceptable to him, the Company must provide twelve (12) months’ notice to Mr. Robertson, or pay to Mr. Robertson the value of six (6) months’ salary and benefits, plus bonuses earned through the date of termination.  In addition to the terms mentioned in the previous sentence, in the event of a sale of the assets of the Company and if Mr. Robertson continues in full employment until released by the Board of Directors, he is entitled to receive an additional $200,000.  Mr. Robertson’s employment agreement was negotiated with and approved by the Company’s Compensation Committee, and later approved by the full Board of Directors.

PART III

Pursuant to General Instruction G(3), we omit Part III, Items 10, 11, 12, 13 and 14 and incorporate such items by reference to our definitive proxy statement filed with the Securities and Exchange Commission on
March 18, 2009.

PART IV

ITEM 15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Exhibits Filed as Part of this Report and Exhibits Incorporated by Reference.

The following exhibits and financial statements are filed as part of, or are incorporated by reference into, this report:

(1)

Financial Statements

The financial statements appear beginning at page 43 of this report.

(2)

Financial Statement Schedules

All supplemental schedules are omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

(3)

Exhibits

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
3.1	Articles of Organization of the registrant.		Exhibit 3.1 to the registrant’s registration statement on Form SB-2 filed with the Commission on July 10, 2002.
3.2	Amended and Restated Operating Agreement of the registrant.		Exhibit 3.2 to the registrant’s Form 10-QSB filed with the Commission on August 15, 2005.
4.1	Form of Membership Unit Certificate.		Exhibit 4.2 to the registrant’s registration statement on Form SB-2 filed with the Commission on February 7, 2003.
10.1	Distiller’s Grain Marketing Agreement dated October 1, 2007 between the registrant and CHS Inc. +		Exhibit 10.16 to the registrant’s Form 10-K filed with the Commission on March 18, 2008.
10.2	Ethanol Purchase and Sale Agreement dated December 12, 2007 between the registrant and Noble Americas Corp. +		Exhibit 10.17 to the registrant’s Form 10-K filed with the Commission on March 18, 2008.
10.3	Revolving and Term Credit Agreement dated October 16, 2008 between the registrant and Farmers & Merchants Union Bank.	X
10.4	Employment Agreement dated January 13, 2009 between the registrant and Jeff Robertson.	X
31.1	Certificate Pursuant to 17 CFR 240.13a-14(a)	X
31.2	Certificate Pursuant to 17 CFR 240.13a-14(a)	X
32.1	Certificate Pursuant to 18 U.S.C. Section 1350	X
32.2	Certificate Pursuant to 18 U.S.C. Section 1350	X

(+) Confidential Treatment Requested.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Date:	March 19, 2009	/s/ J.F. Robertson
J.F. Robertson
Chief Executive Officer (Principal Executive Officer)

Date:	March 19, 2009	/s/ Barb Bontrager
Barb Bontrager
Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following  persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:

March 19, 2009

/s/ William R. Herrmann

William R. Herrmann, President and Director

Date:

March 19, 2009

/s/ Robert J. Miller

Robert J. Miller, Vice President and Director

Date:

March 19, 2009

/s/ Robert T. Lange

Robert T. Lange, Secretary and Director

Date:

March 19, 2009

/s/ Carl T. Benck

Carl T. Benck, Director

Date:

March 19, 2009

___________________________________________

Calvin L. Dalton, Director

Date:

March 19, 2009

___________________________________________

Jerry H. Franz, Director

Date:

March 19, 2009

/s/ Thomas J. Hanley

Thomas J. Hanley, Director

Date:

March 19, 2009

___________________________________________

Kevin M. Roche, Director

Date:

March 19, 2009

/s/ Berwyn G. Westra

Berwyn G. Westra, Director

EXHIBIT INDEX

Exhibit No.	Description
10.3	Revolving and Term Credit Agreement dated October 16, 2008 between the registrant and Farmers & Merchants Union Bank.
10.4	Employment Agreement dated January 13, 2009 between the registrant and Jeff Robertson.
31.1	Certificate Pursuant to 17 CFR 240.13a-14(a)
31.2	Certificate Pursuant to 17 CFR 240.13a-14(a)
32.1	Certificate Pursuant to 18 U.S.C. Section 1350
32.2	Certificate Pursuant to 18 U.S.C. Section 1350

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒ Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the quarterly period ended September 30, 2009

OR

☐ Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from _______ to _________

Commission file number 000-50733

UNITED WISCONSIN GRAIN PRODUCERS, LLC
(Exact name of registrant as specified in its charter)

Wisconsin	39-2032455
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

W1231 Tessmann Drive, Friesland, Wisconsin	53935-0247
(Address of principal executive offices)	(Zip Code)

(920) 348-5016
(Registrant's telephone number)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

☒ Yes ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

☐ Yes ☐No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

☐ Yes ☒ No

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:

As of November 1, 2009, there were 28,475 membership units outstanding.

INDEX

Page No.

PART I.FINANCIAL INFORMATION

1

Item 1.

Financial Statements

1

Item 2.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

15

Item 3.

Quantitative and Qualitative Disclosures About Market Risk

28

Item 4.

Controls and Procedures

29

PART II.OTHER INFORMATION

30

Item 1.

Legal Proceedings

30

Item 1A.

Risk Factors

30

Item 2.

Unregistered Sales of Equity Securities and Use of Proceeds

31

Item 3.

Defaults Upon Senior Securities

31

Item 4.

Submission of Matters to a Vote of Security Holders

31

Item 5.

Other Information

31

Item 6.

Exhibits

31

SIGNATURES

32

PART I.     FINANCIAL INFORMATION

Item 1.  Financial Statements.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Balance Sheets

ASSETS	September 30, 2009	December 31, 2008
	(Unaudited)

Current Assets
Cash and cash equivalents	$3,982,465	$9,384,848
Restricted cash	4,345,883	1,486,525
Derivative instruments	130,950	35,610
Accounts receivable, net of allowance for doubtful
accounts of $54,000 and $59,000, respectively	1,440,436	2,354,767
Prepaid expenses and other current assets	100,473	400,917
Inventory	4,172,032	3,559,634
Total current assets	14,172,239	17,222,301

Property, Plant and Equipment
Land and land improvements	6,207,410	6,207,410
Office equipment	611,016	607,816
Buildings	2,690,178	2,447,579
Plant and process equipment	65,513,778	59,626,959
Construction in process	887,141	3,864,418
Total property, plant, and equipment	75,909,523	72,754,182
Less accumulated depreciation	23,186,936	18,365,679
Net property, plant and equipment	52,722,587	54,388,503

Other Assets
Investment	-	162,067
Total other assets	-	162,067

Total Assets	$66,894,826	$71,772,871

Notes to Condensed Unaudited Financial Statements are an integral part of this Statement.

1

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Balance Sheets

LIABILITIES AND MEMBERS' EQUITY	September 30, 2009	December 31, 2008
	(Unaudited)

Current Liabilities
Current maturities of long-term debt	$459,389	$-
Derivative instruments	2,979,866	-
Accounts payable	1,239,464	4,015,582
Accrued loss of forward contracts	-	1,058,536
Accrued liabilities	581,845	539,587
Total current liabilities	5,260,564	5,613,705

Long-Term Debt, less current maturities	2,397,611	-

Commitments and Contingencies

Members’ Equity, 28,475 units authorized,
issued and outstanding	59,236,651	66,159,166

Total Liabilities and Members’ Equity	$66,894,826	$71,772,871

Notes to Condensed Unaudited Financial Statements are an integral part of this Statement.

2

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Statements of Operations
(Unaudited)

	Quarter Ended	Quarter Ended
	September 30, 2009	September 30, 2008

Revenues	$22,852,274	$37,876,941

Cost of Goods Sold	24,577,349	43,318,504

Gross Loss	(1,725,075)	(5,441,563)

Operating Expenses	655,869	681,085

Operating Loss	(2,380,944)	(6,122,648)

Other Income (Expense)
Interest income	12,377	75,494
Interest expense	(64,367)	(4,265)
Miscellaneous income, net	52,336	76,072
Total other income, net	346	147,301

Net Loss	$(2,380,598)	$(5,975,347)

Weighted Average Units Outstanding - Basic and Diluted	28,475	28,475

Net Loss Per Unit - Basic and Diluted	$(83.60)	$(209.85)

Distribution Per Unit - Basic and Diluted	$-	$200.00

Notes to Condensed Unaudited Financial Statements are an integral part of this Statement.

3

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Condensed Statements of Operations
(Unaudited)

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008

Revenues	$73,698,325	$108,302,919

Cost of Goods Sold	75,922,432	92,742,985

Gross Margin (Loss)	(2,224,107)	15,559,934

Operating Expenses	2,123,855	2,585,650

Operating Income (Loss)	(4,347,962)	12,974,284

Other Income (Expense)
Interest income	59,425	451,886
Interest expense	(87,854)	(334,780)
Equity in net gain (loss) of investment	915	(879,079)
Miscellaneous income, net	300,461	173,779
Total other income (expense), net	272,947	(588,194)

Net Income (Loss)	$(4,075,015)	$12,386,090

Weighted Average Units Outstanding - Basic and Diluted	28,475	28,536

Net Income (Loss) Per Unit - Basic and Diluted	$(143.11)	$434.05

Distribution Per Unit - Basic and Diluted	$100.00	$450.00

Notes to Condensed Unaudited Financial Statements are an integral part of this Statement.

4

UNITED WISCONSIN GRAIN PRODUCERS, LLC
Condensed Statements of Cash Flows
(Unaudited)

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
Cash Flows from Operating Activities
Net Income (Loss)	$(4,075,015)	$12,386,090
Adjustments to reconcile net income (loss) to net cash provided by operations:
Depreciation	4,821,257	4,190,512
Provision for losses on accounts receivable	(5,683)	25,624
Change in fair value of derivative instruments	5,718,378	(6,573,165)
Equity in net loss of investment	-	879,079
Changes in operating assets and liabilities:
Restricted cash	(2,859,358)	(5,005,354)
Derivative instruments	(2,833,852)	9,639,047
Accounts receivable	920,014	1,943,031
Inventory	(612,398)	(2,295,264)
Prepaid expenses and other current assets	300,444	470,990
Accounts payable	(2,776,118)	(197,453)
Accrued loss on forward contracts	(1,058,536)	-
Accrued liabilities	42,258	518,828
Net cash provided (used in) by operating activities	(2,418,609)	15,981,965

Cash Flows from Investing Activities
Capital expenditures	(1,242,669)	(1,834,059)
Payments for construction in process	(1,912,672)	(4,962,759)
Proceeds from investment	162,067	-
Net cash used in investing activities	(2,993,274)	(6,796,818)

Cash Flows from Financing Activities
Net proceeds from (payments on) revolving line of credit	(50,000)	4,000,000
Proceeds from long term debt	2,857,000	-
Payments on long term debt	-	(14,356,139)
Repurchase of membership units	-	(677,800)
Payment of member distribution	(2,847,500)	(12,870,000)
Net cash used in financing activities	(40,500)	(23,903,939)

Net Decrease in Cash and Cash Equivalents	(5,452,383)	(14,718,792)

Cash and Cash Equivalents– Beginning of Period	9,384,848	24,759,614

Cash and Cash Equivalents– End of Period	$3,932,465	$10,040,822

Supplemental Cash Flow Information
Interest expensed	$87,854	$334,780
Interest capitalized	-	12,634
Total interest paid	$87,854	$347,414

5

Noncash Financing Activities
Construction in process in accounts payable	$-	$351,761
Transfer of construction in process to property, plant, and equipment	$5,777,090	$-
Notes to Condensed Unaudited Financial Statements are an integral part of this Statement.

6

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed balance sheet as of December 31, 2008 is derived from audited financial statements.  The unaudited interim condensed financial statements of United Wisconsin Grain Producers, LLC (the “Company”) reflect all adjustments consisting only of normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of their financial position and results of operations and cash flows.

The results for the three and nine month periods ended September 30, 2009 are not necessarily indicative of the results that may be expected for a full fiscal year.  Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) are condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), although the Company believes that the disclosures made are adequate to make the information not misleading.  These condensed financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto included in its annual report for the year ended December 31, 2008 filed on Form 10-K with the SEC.

Nature of Business

United Wisconsin Grain Producers LLC (a Wisconsin limited liability company) is a 60 million gallon per year ethanol plant located near the town of Friesland in the township of Randolph, Wisconsin.  During 2007, the Company substantially completed Phase I of an expansion project which increased the plant production capacity from the initial nameplate production capacity of 40 million gallons per year to 60 million gallons per year.  The Company sells its production of ethanol and distillers grains, a co-product of ethanol production, within the United States.

Accounting Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles in the United States of America.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  The Company uses estimates and assumptions in accounting for the following significant matters, among others:  allowances for doubtful accounts, useful lives of property, plant, and equipment, the valuation of derivatives, inventory, inventory purchase commitments, and long-lived asset impairments.  Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements.  The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made.

Revenue Recognition

The Company generally sells ethanol and related products pursuant to marketing agreements.  Revenues from the production of ethanol and the related products are recorded when the customer has taken title and has assumed the risks and rewards of ownership, prices are fixed or determinable and collectibility is reasonably assured.  Title is generally assumed by the buyer at the end of the Company’s shipping point.

In accordance with the Company’s agreements for the marketing and sale of ethanol and related products, marketing fees and commissions due to the marketers are deducted from the gross sales price as earned.  These fees and commissions are recorded net of revenues as they do not provide an identifiable benefit that is sufficiently separable from the sale of ethanol and related products. Shipping costs incurred by the Company in the sale of ethanol are not specifically identifiable and as a result, are recorded based on the net selling price reported to the Company from the marketer.  Shipping costs incurred by the Company in the sale of ethanol related products are included in cost of goods sold.

7

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

In June 2009, the Company provided notice to its ethanol marketer of the termination of the Ethanol Purchase and Sale Agreement between the Company and the marketer dated December 12, 2007, such termination to be effective as of the end of the initial two year term of the agreement.  The Company expects to market and sell its own ethanol beginning in January 2010.

The Company records incentives received, if any, from federal and state programs related to the production of ethanol, as other income, when the Company has sold the ethanol and completed all the requirements of the applicable incentive program.  Interest income is recognized as earned.

Derivative Instruments

From time to time the Company enters into derivative transactions to hedge its exposures to commodity price fluctuations.  The Company is required to record these derivatives in the balance sheet at fair value.

In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained.  Gains and losses from derivatives that do not qualify as hedges, or are undesignated, must be recognized immediately in earnings.  If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings.  Changes in the fair value of undesignated derivatives are recorded in revenue or cost of goods sold based on the commodity being hedged.

Additionally, the Company is required to evaluate its contracts to determine whether the contracts are derivatives.  Certain contracts that literally meet the definition of a derivative may be exempted as “normal purchases or normal sales.”  Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business.  Certain corn and distillers grains contracts that meet the requirements of normal purchases or sales are documented as normal and exempted from the accounting and reporting requirements and therefore, are not marked to market in the financial statements.

On January 1, 2009, the Company adopted the guidance that has been codified under FASB ASC Topic 815, “Derivatives and Hedging,” and has included the required enhanced quantitative and qualitative disclosure about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses from derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Financial Instruments

The carrying values of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and accrued liabilities approximate fair value due to the short maturity of the instruments.

The fair value of long-term debt has been estimated using discounted cash flow analysis based upon the Company’s current incremental borrowing rates for similar types of financing arrangements.  The fair value of outstanding debt will fluctuate with changes in applicable interest rates.  Fair value will exceed carrying value when the current market interest rate is lower than the interest rate at which the debt was originally issued.  The fair value of a company’s debt is a measure of its current value under present market conditions.  It does not impact the financial statements under current accounting rules.  The Company believes the carrying amount of the line of credit and fixed rate term loan approximates the fair value due to the minimal change in interest rates from the inception of the loans in April 2009.

8

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Adoption of New Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Topic 105 – Generally Accepted Accounting Principles Amendments Based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (Accounting Standards Update (ASU No. 2009-01)).  The topic modifies the GAAP hierarchy by establishing only two levels of GAAP, authoritative and nonauthoritative accounting literature.  Effective July 2009, the FASB Accounting Standards Codification (“ASC”), also known collectively as the “Codification,” is considered the single source of authoritative U.S. accounting and reporting standards, except for additional authoritative rules and interpretive releases issued by the SEC.  Nonauthoritative guidance and literature would include, among other things, FASB Concepts Statements, American Institute of Certified Public Accountants Issue Papers and Technical Practice Aids and accounting textbooks.  The Codification was developed to organize GAAP pronouncements by topic so that users can more easily access authoritative accounting guidance.  It is organized by topic, subtopic, section, and paragraph, each of which is identified by a numerical designation.  All accounting references have been updated, and therefore SFAS references have been replaced with ASC references where applicable.  The Company adopted the provisions of the authoritative accounting guidance for the interim reporting period ended September 30, 2009, the adoption of which did not have a material effect on the Company’s financial statements.

In August 2009, the FASB issued ASC Update 2009-5, “Fair Value Measurements and Disclosure (Topic 820) – Measuring Liabilities at Fair Value,” which included amendments to Subtopic 820-10, “Fair Value Measurements and Disclosures – Overall,” for the fair value measurement of liabilities and provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, an entity is required to measure fair value using one or more of the techniques provided for in this update, including the quoted price of the liability when traded as an asset.  The guidance in this update is effective for interim and annual periods ending after September 30, 2009.  The Company does not expect the adoption to have a material impact on its results of operations or financial position; however, this standard may impact the Company in future periods.

In April 2009, the FASB issued three related standards to clarify the application of FASB ASC 820 “Fair Value Measurements and Disclosures,” to fair value measurements in the current economic environment, modify the recognition of other-than-temporary impairments of debt securities, and require companies to disclose the fair value of financial instruments in interim periods.  The final standards are effective for interim and annual periods ending after June 15, 2009, and the Company adopted the new standards effective June 30, 2009.  The adoption did not have a material impact on the Company’s results of operations or financial position.  The three related standards are as follows:

•

FASB ASC820-10-65-4, “Transition Related to FASB Staff Position FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on how to determine the fair value of assets and liabilities under FASB ASC 820 in the current economic environment and reemphasizes that the objective of a fair value measurement remains the price that would be received to sell an asset or paid to transfer a liability at the measurement date.

•

FASB ASC320-10-65-1 “Transition Related to FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other Than-Temporary Impairment” modified the requirements for recognizing other-than-temporarily impaired debt securities and significantly changes the existing impairment model for such securities.  It also modifies the presentation of other-than-temporary impairment losses and increases the frequency of and expands already required disclosures about other-than-temporary impairment for debt and equity securities.

•

FASB ASC 825-10-65-1, “Transition Related to FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments,” requires disclosures of the fair value of financial instruments within the scope of FASB ASC 825, “ Financial Instruments,” in interim financial statements, adding to the current requirement to make those disclosures in annual financial statements.  It also requires that companies disclose the method or methods and significant assumptions used to estimate the fair value of financial instruments and a discussion of changes, if any, in the method or methods and significant assumptions during the period.

9

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

In May 2009, the FASB issued FASB ASC 855, “Subsequent Events,” which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued and requires disclosure of the date through which an entity has evaluated subsequent events.  This standard is effective for interim and annual periods ending after June 15, 2009, and the Company adopted it effective June 30, 2009.  The adoption did not have a material impact on the Company’s results of operations or financial position.

Fair Value of Financial Instruments

The carrying values of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and accrued liabilities approximate fair value due to the short maturity of the instruments.  The Company believes the carrying amount of the line of credit and fixed rate term loan approximates the fair value due to the minimal change in interest rates from the inception of the loans in April 2009.

Subsequent Events

The Company has evaluated subsequent events through November 13, 2009, the date the financial statements were available to be issued.

2. RISKS AND UNCERTAINTIES

The Company has certain risks and uncertainties that it experiences during volatile market conditions such as what the Company experienced during 2008 and into 2009.  These volatilities can have a severe impact on operations.  The Company’s revenues are derived from the sale and distribution of ethanol and distillers grains to customers primarily located in the United States.  Corn for the production process is supplied to our plant primarily from local agricultural producers and from purchases on the open market.  Ethanol sales, average approximately 85% of total revenues and corn costs average approximately 75% of cost of goods sold.

The Company’s operating and financial performance is largely driven by the prices at which it sells ethanol and the net expense of corn.  The price of ethanol is influenced by factors such as supply and demand, the weather, government policies and programs, and unleaded gasoline prices and the petroleum markets as a whole.  Excess ethanol supply in the market, in particular, puts downward pressure on the price of ethanol.  Our largest cost of production is corn.  The cost of corn is generally impacted by factors such as supply and demand, the weather, government policies and programs, and our risk management program used to protect against the price volatility of these commodities.

3.  INVENTORY

Inventory consists of the following:

	September 30, 2009 (unaudited)	December 31, 2008*
Raw Materials	$ 1,790,249	$ 1,495,032
Supplies	624,745	605,146
Work in Process	366,636	381,988
Finished goods	1,390,402	1,077,468
Total	$ 4,172,032	$ 3,559,634

*Derived from audited financial statements.

10

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

4.  DERIVATIVE INSTRUMENTS

As of September 30, 2009, the Company has entered into corn and ethanol derivative instruments, which are required to be recorded as either assets or liabilities at fair value in the balance sheet.  Derivatives qualify for treatment as hedges when there is a high correlation between the change in fair value of the derivative instrument and the related change in value of the underlying hedged item and when the Company formally documents, designates, and assesses the effectiveness of transactions that receive hedge accounting initially and on an on-going basis.  The Company must designate the hedging instruments based upon the exposure being hedged as a fair value hedge or a cash flow hedge.  While the Company does not typically designate the derivative instruments that it enters into as hedging instruments because of the administrative costs associated with the related accounting, the Company believes that the derivative instruments represent an economic hedge.  The Company does not enter into derivative transactions for trading purposes.

In order to reduce the risk caused by market fluctuations, the Company occasionally hedges its anticipated corn purchases and ethanol sales by entering into options and futures contracts.  These contracts are used with the intention to fix the purchase price of anticipated requirements of corn in the Company’s ethanol production activities and the related sales price of ethanol.  The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets.  Although the Company believes its commodity derivative positions are economic hedges, none have been formally designated as a hedge for accounting purposes and derivative positions are recorded on the balance sheet at their fair market value, with changes in fair value recognized in current period earnings or losses.  Gains and losses from ethanol related derivative instruments, including unrealized changes in the fair value of these positions, are included in the results of operations and are classified as a component of revenue.  Gains and losses from corn derivative instruments, including unrealized changes in the fair value of these positions, are included in the results of operations and are classified as a component of costs of good sold.  The Company does not enter into financial instruments for trading or speculative purposes.  The Company records withdrawals and payments against the trade equity of derivative instruments as a reduction or increase in the value of the derivative instruments.

As of September 30, 2009, the total notional amount of the Company’s outstanding ethanol derivative instruments was approximately 34.7 million gallons that were entered into to hedge forecasted ethanol sales through June 2010.  As of September 30, 2009, the total notional amount of the Company’s outstanding corn derivative instruments of approximately, 12,435,000 bushels that were entered into to hedge forecasted corn purchases through December 2010.  There may be offsetting positions that are not shown on a net basis that could lower the notional amount of positions outstanding as disclosed above.

The following tables provide details regarding the Company’s derivative instruments at September 30, 2009, none of which are designated as hedging instruments:

	Balance Sheet Location	Assets	Liabilities
Corn Contracts	Derivative Instruments	$130,950	$-
Ethanol Contracts	Derivative Instruments	-	(2,979,866)
Totals		$130,950	$(2,979,866)

In addition, as of September 30, 2009, the Company maintains approximately $4,345,883 of restricted cash related to margin requirements for the Company’s derivative instrument positions.

11

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

The following tables provide details regarding the gains and (losses) from Company’s derivative instruments in statements of operations, none of which are designated as hedging instruments:

	Statement of Operations Location	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months ended September 30, 2009	Nine Months Ended September 30, 2008
Ethanol Contracts	Revenue	$(4,551,673)	$538,106	$(2,855,987)	$538,072
Corn Contracts	Cost of goods sold	(213,561)	(5,889,555)	(2,862,391)	6,035,093
Total Gain (Loss)		$(4,765,234)	$(5,351,449)	$(5,718,378)	$6,573,165

5.  FAIR VALUE MEASUREMENTS

Effective beginning second quarter 2009, the Financial Instruments Topic, ASC 825, requires disclosures about fair value of financial instruments in quarterly reports as well as in annual reports.  For the Company, this statement applies to certain derivative instruments.  Also, the Fair Value Measurements and Disclosures Topic, ASC 820, clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.

Various inputs are considered when determining the value of financial instruments.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  These inputs are summarized in the three broad levels listed below:

•

Level 1 inputs are quoted prices in active markets for identical assets or liabilities as of the reporting date.  Active markets are those in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 inputs include the following:

o

Quoted prices in active markets for similar assets or liabilities.

o

Quoted prices in markets that are not active for identical or similar assets or liabilities.

o

Inputs other than quoted prices that are observable for the asset or liability.

o

Inputs that are derived primarily from or corroborated by observable market data by correlation or other means.

•

Level 3 inputs are unobservable inputs for the asset or liability.

The following table provides information on those assets and liabilities measured at fair value on a recurring basis.

	Carrying Amount in Balance Sheet September 30, 2009	Fair Value September 30, 2009	Fair Value Measurement Using
			Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets: Derivative Instruments	$130,950	$130,950	$130,950	$-	$-
Financial Liabilities: Derivative Instruments	$(2,979,866)	$(2,979,866)	$(2,979,866)	$-	$-

The fair value of the derivative instruments are based on quoted market prices in an active market.

12

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

6.  BANK FINANCING

On April 2, 2009 the Company signed a Revolving and Term Credit Agreement with Farmers & Merchants Union Bank, increasing the Company’s revolving line of credit with Farmers & Merchants Union Bank from $5,000,000 to $10,000,000.  The Company also signed another Revolving and Term Credit Agreement with Farmers & Merchants Union Bank on April 2, 2009 for a $4,000,000 term loan.

The Company’s new revolving line of credit replaces the Company’s previous line of credit with Farmers & Merchants Union Bank executed on October 16, 2008.  The interest rate on amounts the Company borrows under the new line of credit is a variable rate equal to 2.0% over the highest US Prime Rate as published in the Wall Street Journal “Money Table.”  The interest rate adjusts as and when the index rate changes.  Interest is due monthly on this revolving credit facility.  No prepayment fees exist on the revolving credit facility; however, the Company is required to pay a commitment fee equal to 0.50% per year of the average daily unused portion of the line of credit.  The maturity date of the line of credit is April 1, 2012.

The Company’s previous line of credit had a variable interest rate equal to 0.5% over the highest US Prime Rate as published in the Wall Street Journal “Money Table”.  At September 30, 2009 and December 31, 2008, the Company had no borrowings on the revolving line of credit in effect on those dates.

The Company’s $4,000,000 term loan is at a fixed interest rate of 6.25%.  The term loan requires the Company to pay monthly payments of accrued interest until November 1, 2009.  Starting on that date, the Company is required to make 59 equal monthly payments of principal and interest in the amount of $77,975, followed by one final payment of the unpaid principal and all accrued interest remaining on the date the note evidencing the term loan is due, October 1, 2014.  If the Company prepays the term loan, it must pay a prepayment penalty of 1.0% of the outstanding loan balance, unless the Company can establish that the source of the prepayment is derived from cash flows from business operations.  The Company was required to pay a loan origination fee equal to 10 basis points.  Although the Company’s term loan is in the amount of $4,000,000, as of September 30, 2009, the Company has been advanced only $2,857,000 of this amount.  At September 30, 2009 and December 31, 2008, the Company had $2,857,000 and $0, respectively, outstanding on the term loan.

Borrowings under the Company’s revolving line of credit and the Company’s term loan are secured by substantially all of the assets of the Company.  The Company’s revolving credit facility and its term loan are subject to restrictive covenants including, but not limited to, requiring minimum financial ratios and limitations on capital expenditures, investments and distributions.  As of the three and nine month periods ended September 30, 2009 and year ended December 31, 2008, the Company was in compliance with these covenants.

7.  MEMBERS’ EQUITY

As specified in the Company’s operating agreement, the Company has one class of membership units.  The Company is authorized to issue up to 28,000 membership units in addition to the 1,440 seed capital units issued prior to the Company’s initial registered offering for a total of 29,440.  As of September 30, 2009 and December 31, 2008, the Company had 28,475 membership units outstanding.

13

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

8.  COMMITMENTS AND CONTINGENCIES

Ethanol Contracts

At September 30, 2009, the Company had forward contracts to sell 34.7 million gallons of ethanol for various delivery periods from October 2009 through June 2010.  The prices on these contracts range from $1.45 to $1.80 per gallon.

Distillers Grains Contracts

At September 30, 2009, the Company had forward dry distillers grains sales contracts totaling 10,200 tons for various delivery periods from October 2009 to September 2010 with a price range of $85 to $140 per ton.  At September 30, 2009 the Company had forward modified wet distillers grains sales contracts totaling 14,600 tons for various delivery periods from October 2009 to May 2010 with a price range of $35 to $58 per ton.

Corn and Natural Gas Contracts

At September 30, 2009, the Company had forward corn purchase contracts totaling 4.3 million bushels for various delivery periods from October 2009 to March 2011.  The prices on these contracts range from $3.06 to $6.32 per bushel or have a basis level established by the CBOT futures between $0.30 and $-0.35.

At September 30, 2009, the Company had forward contracts to purchase approximately 682,000 British thermal units (MMBTU) of natural gas during the months of October 2009 through June 2010 at an average price of approximately $5.85 per MMBTU.

Plant Expansion

In July 2009, the Company completed and began operations of the corn oil extraction system.  The total cost of the corn oil extraction system was $2.6 million.  At the current production capacity, the system generates approximately 100,000 gallons of corn oil per month.  The Company also completed installation of the regenerative thermal oxidizer (RTO) with total cost of approximately $2.9 million.  The RTO was connected to the plant and began operations in a scheduled plant shut down during the third quarter of 2009.  Both of these projects were completed within the budgeted amounts.  As of September 30, 2009 the Company incurred approximately $890,000 on the engineering, design, and support piping of a distillation and evaporation system to increase the capacity of this portion of the plant to 90 million gallons per year.  This project is expected to cost $28 million in total but has been placed on hold indefinitely.

9.  LEGAL PROCEEDINGS

From time to time in the ordinary course of business, the Company may be named as a defendant in legal proceedings related to various issues, including without limitation, workers’ compensation claims, tort claims, or contractual disputes.  We are not currently a party to any material pending legal proceedings and we are not currently aware of any such proceedings contemplated by governmental authorities.

14

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Item 2.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the period ended September 30, 2009 compared to the same period of the prior fiscal year.  This discussion should be read in conjunction with our annual report on Form 10-K for the fiscal year ended December 31, 2008, including the financial statements and notes and Management’s Discussion and Analysis contained within that report.

Disclosure Regarding Forward-Looking Statements

This report contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report.  While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•	Changes in the availability and price of corn and natural gas;
•	The availability of credit to support capital improvements, development, expansion and operations;
•	Changes in our business strategy, capital improvements or development plans;
•	Results of our hedging transactions and other risk management strategies;
•	Decreases in the market prices of ethanol and distillers grains;
•	Ethanol supply exceeding demand; and corresponding ethanol price reductions;
•	Changes in the environmental regulations that apply to our plant operations;
•	Our ability to generate sufficient liquidity to fund our operations and capital expenditures;
•	Changes in plant production capacity or technical difficulties in operating the plant;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Lack of transport, storage and blending infrastructure preventing ethanol from reaching high demand markets;
•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);
•	Changes and advances in ethanol production technology;
•	Effects of mergers, consolidations or contractions in the ethanol industry;
•	Competition from alternative fuel additives;
•	Our liability resulting from litigation;
•	Our reliance on third parties to market our products;
•	The loss of, or our inability to obtain, any license or permit;
•	Our ability to retain key employees and maintain labor relations;
•	Volatile commodity and financial markets; and
•	Other factors described elsewhere in this report.

15

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.  We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

Overview

References to “we,” “us,” “our” and the “Company” refer to United Wisconsin Grain Producers, LLC.  United Wisconsin Grain Producers, LLC is a Wisconsin limited liability company that owns and manages the business and day-to-day operations of a 60 million gallon per year (“MGY”) ethanol plant near Friesland, Wisconsin.  The ethanol plant was originally constructed as a 40 MGY facility, but in late 2007 the plant’s production capacity was expanded to 60 MGY.  We began operating at this expanded production capacity in July 2008; however, during the period of September 2008 through February 2009 we operated at less than full capacity due to tightening industry margins.  During the three month and nine month periods ended September 30, 2009, we produced approximately 14,200,000 and 40,000,000 gallons of ethanol, respectively, compared to the same periods in 2008 when we produced approximately 13,700,000 and 41,200,000 gallons of ethanol, respectively.  In March of 2009 we returned to operating at full capacity; however, we may choose to operate at levels less than full capacity as the ethanol industry undergoes supply and demand corrections.

We anticipate further increasing our production capacity in the future to 90 million gallons per year; however, this additional expansion has been put on hold indefinitely pending management’s review of new technologies and due to the recent erosion of industry profit margins.

We have been engaged in the production of ethanol and distillers grains at our plant near Friesland, Wisconsin since May 2005. Our revenues are derived from the sale and distribution of ethanol and distillers grains throughout the continental United States and overseas. In fiscal year 2009, we anticipate producing approximately 53 million gallons of ethanol and 153,000 tons of distillers grains from approximately 18 million bushels of corn. However, there is no guarantee that we will be able to operate at these production levels.  Additionally, we may choose not to operate at these production levels due to tightening industry margins.  We expect to derive additional revenues from the extraction and sale of corn oil, as we began operating our corn oil extraction system in July 2009.

16

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

We are subject to industry-wide factors that affect our operating and financial performance.  Our operating results are largely driven by the prices at which we sell ethanol and distillers grains and the costs related to their production, particularly corn and natural gas.  Historically, the price of ethanol tends to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products.  However, in 2007 surplus ethanol supplies resulting from increased industry production capacity put significant downward pressure on ethanol prices, even as unleaded gasoline prices increased.  More recently ethanol prices have correlated more closely with the price of corn.  In addition, the price of ethanol is generally influenced by factors such as general economic conditions, the weather, the season, and government policies and programs.  The price of distillers grains is generally influenced by supply and demand, seasonal fluctuations and the price of substitute livestock feed, such as corn and soybean meal and other animal feed proteins.  Recently, distillers grains pricing has faced downward pressure due to a reduction in exports.  In addition, our revenues are also impacted by factors such as our dependence on one or a few major customers who purchase and distribute our primary product; the intensely competitive nature of our industry; possible legislative changes at the federal, state and/or local level and changes in federal ethanol tax incentives.

Our two largest costs of production are corn and natural gas.  Both of these costs are affected by factors largely out of our control.  Corn prices have declined from their record high prices in mid 2008 but still remain at prices higher than historical averages.  The price of corn is affected primarily by the market’s perception of supply and demand factors such as crop production, industry year-end inventories, exports, government policies and programs, risk management and weather.  The growth of the ethanol industry itself has increased the average price of corn and is expected to continue to support the increased average price of corn as demand for corn continues to rise.  Natural gas prices fluctuate with the energy complex in general, but also have independent cost factors such as weather in the production areas, production disruption, storage levels, pipeline capacity and weather in use areas.  Natural gas prices have declined since mid 2008; however, there is no guarantee natural gas prices will remain at these lower levels.  We expect the price of natural gas to continue to correlate with the energy spectrum in general.  Our costs of production are also affected by the cost of complying with the extensive environmental laws that regulate our industry.

We expect to fund our operations during the next twelve months using cash flow from continuing operations and our credit facilities.  We expect to continue ongoing research and development activities in the next twelve months in the form of commissioning studies on internal energy generation in conjunction with our planned plant production capacity increase, in particular the possibility of using post-fermentation corn solids or other renewable fuel as an energy source, thereby offsetting our natural gas usage.  Due in part to this ongoing evaluation and analysis work, we have postponed the commencement date for the planned 60 to 90 MGY capacity increase (“Phase II” of our expansion) because our energy technology choice will impact the design of the 30 MGY capacity expansion.  Tightening industry profit margins have also caused us to indefinitely delay proceeding with Phase II of our expansion.

17

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Results of Operations

Comparison of the three months ended September 30, 2009 and 2008

The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statements of operations for the three months ended September 30, 2009 and 2008:

	Three months ended September 30, 2009 (Unaudited)			Three months ended September 30, 2008 (Unaudited)
Income Statement Data	Amount		%	Amount		%
Revenues		$22,852,274	100.0		$37,876,941	100.0

Cost of Goods Sold		$24,577,349	107.5		$43,318,504	114.4

Gross Loss	$	(1,725,075)	(7.5)		$(5,441,563)	(14.4)

Operating Expenses		$655,869	2.9		$681,085	1.8

Operating Loss	$	(2,380,944)	(10.4)	$	(6,122,648)	(16.2)

Other Income		$346	0.0		$147,301	0.4

Net Loss	$	(2,380,598)	(10.4)	$	(5,975,347)	(15.8)

Revenues.  Revenues from operations for the three months ended September 30, 2009 totaled $22,852,274.  In the three months ended September 30, 2009 ethanol sales comprised approximately 80% of our revenues, distillers grain sales (DGS) comprised approximately 18% of our revenues, and corn oil sales comprised approximately 2% of our revenues.  Revenues from operations for the three months ended September 30, 2008 totaled $37,876,941 of which ethanol sales comprised approximately 86% and distillers grains sales comprised approximately 14%.  The 40% decrease in revenues for the three months ended September 30, 2009 as compared to the same period in the previous year is due primarily to a 29% decrease in the revenues from ethanol sales, a 37% decrease in revenue from distillers grains sales and a loss from ethanol hedging activities of $4,551,673 compared to a gain from ethanol hedging activities of $538,106 in the same three month period in 2008.

18

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

The 29% decrease in revenue from ethanol sales in the three months ended September 30, 2009 compared to the three months ended September 30, 2008 is due to a 31% decrease in the price of ethanol sold, offset slightly by a 3% increase in gallons sold.  The decrease in the price of ethanol is due to an oversupply of ethanol in the first half of 2009, following record high prices in mid 2008.  During the first half of 2009, the industry curtailed production and this allowed for the price of ethanol to begin to recover.  Imports of ethanol into the U.S. have been very much reduced this year and this too has helped the U.S. industry produce more ethanol without creating an oversupply.  However, close to 20% of the production capacity in the U.S. remains idle.  Management believes the industry will need to continue to grow demand (or reduce production capacity) in order to increase or sustain current prices.  According to the Renewable Fuels Association, as of October 22, 2009 there were 202 ethanol plants (180 in operation) nationwide with the capacity to produce more than 13.1 billion gallons of ethanol annually, with an additional nine new plants and four expansions under construction expected to add an additional estimated 1.4 billion gallons of annual production capacity in the next 12 to 18 months.  Unless this new supply is equally met with increased demand, ethanol prices may be pressured downward.  If ethanol prices decline, our earnings will also decline, particularly if corn prices remain substantially higher than historic averages.  On June 4, 2009, we provided notice to our ethanol marketer of the termination of our ethanol marketing agreement, effective as of the end of the initial two-year term of the agreement in January 2010.

Our revenues include a loss of $4,551,673 for the three months ended September 30, 2009 compared to a gain of $538,106 for the three months ended September 30, 2008 related to our ethanol derivative instruments.  We recognize the gains or losses that result from the changes in the value of our ethanol-related derivative instruments in revenues as the changes occur.  As ethanol prices fluctuate, the value of our ethanol-related derivative instruments changes, affecting our financial performance.  We expect the volatility in these derivative instruments to continue to have an effect on our revenues due to the timing of the changes in value of the derivative instruments relative to our sales.  These instruments are the primary tools of our risk management program for ethanol revenues.  At September 30, 2009, the Company had forward contracts to sell 34.7 million gallons of ethanol for various delivery periods from October 2009 through June 2010.  The prices on these contracts range from $1.45 to $1.80 per gallon.  Unforeseen increased demand for ethanol in recent months has caused ethanol prices to trend upward since late in August of this year, outpacing the relative cost of corn and thereby increasing the spread between ethanol prices and corn prices.  Part of our risk management strategy is to sell ethanol against our forward corn purchases, thus securing a reasonable operating margin and reducing our risk of a decline in the spread between ethanol and corn.  However, taking this more conservative approach to marketing has reduced our ability to benefit from the immediate high price of ethanol as compared to the price of corn.

The average sales price for our distillers grains for the three months ended September 30, 2009 was down 23% compared to the three months ended September 30, 2008.  Decreased corn prices, lower soybean meal prices and an increase in DDGS suppliers to export markets have placed downward pressure on distillers grains prices.  Distillers grains prices are expected to follow the price of corn for the foreseeable future unless the price of soybean meal or other protein sources changes significantly.  Additionally, an increased supply of distillers grains resulting from additional ethanol production may put downward pressure on distillers grains prices.  At September 30, 2009, the Company had forward dry distillers grains contracts totaling 10,200 tons for various delivery periods from October 2009 to September 2010 with a price range of $85 to $140 per ton, and forward modified wet distillers grains sales contracts totaling 14,500 tons for various delivery periods from October 2009 to May 2010 with a price range of $35 to $58 per ton.

We also had revenue from the sale of corn oil from our corn oil extraction system completed in July 2009.  The average sale price for the three months ended September 30, 2009 was $1.73 per gallon.  There were no sales in the same period in 2008 because the corn oil extraction system was not yet complete.

19

Table of Content s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Cost of Goods Sold.  Our cost of goods sold from the production of ethanol and distillers grains is primarily made up of raw grains expenses (corn) and energy expenses (natural gas and electricity).  Cost of goods sold for the three months ended September 30, 2009 totaled $24,577,349 as compared to $43,318,504 for the three months ended September 30, 2008.  The 43% decrease in cost of goods sold in the three months ended September 30, 2009 as compared to the same period in 2008 is primarily a net result of an 11% increase in the volume of corn ground, a 37% decrease in the price of corn, a 6% increase in the amount of natural gas used, a 65% decrease in the price of natural gas, and a loss from hedging activities related to our corn-related derivative instruments of approximately $200,000 compared to a loss of approximately $5,900,000 in the same three months the previous year.

The average corn price for the three months ended September 30, 2009 was 37% lower than the average for the three months ended September 30, 2008.  Corn prices have declined from their peak in mid 2008 but remain higher than historical averages.  Management believes corn prices could remain higher than historical average prices due to uncertainty surrounding acres planted and slow maturation due to cooler than normal temperatures.  Corn demand for ethanol production and exports are both projected to increase this year.  According to the USDA’s October 9, 2009 report, corn production is projected at 13.018 billion bushels, compared to total use of 13.03 billion bushels, keeping the carryout inventory at 1.67 billion bushels, nearly identical to 2008.  A carryout inventory similar to last year could leave the market susceptible to volatility again this coming year.  The grain markets have also been influenced by outside market factors such as the value of the U.S. dollar.  As the dollar changes value, many speculators will take positions in the commodity markets as a means of heading inflation.  This outside influence has had substantial impact on the corn market over recent months.  Given a similar corn supply and demand picture as last year, we expect prices could be similar also.

Our cost of goods sold includes a loss of approximately $200,000 for the three months ended September 30, 2009 related to our corn-related derivative instruments as compared to a loss of approximately $5,900,000 for the three months ended September 30, 2008.  We recognize the gains or losses that result from the changes in the value of our corn-related derivative instruments in cost of goods sold as the changes occur.  As corn prices fluctuate, the value of our derivative instruments changes, which affects our financial performance.  We anticipate continued volatility in our cost of goods sold due to the timing of the changes in value of the derivative instruments relative to the cost and use of the commodity being hedged.   These instruments are the primary tools of our risk management program for corn prices.  As of September 30, 2009, the Company had forward corn purchase contracts totaling 4.3 million bushels for various delivery periods from October 2009 to March 2011.  The prices on these contracts range from $3.06 to $6.32 per bushel or have a basis level established by the CBOT futures between $0.30 and $-0.35.

Natural gas is also an important input to our manufacturing process.  We use natural gas to dry a majority of our distillers grains products to moisture contents at which they can be stored for longer periods and transported greater distances, so that we can market them to broader livestock markets, including poultry and swine markets in the continental United States and to markets in Asia.  The cost of our natural gas decreased 63% for the three months ended September 30, 2009 as compared to the same period in 2008.   This decrease is a net result of 65% decrease in the price of natural gas, offset slightly by 6% increase in volume of natural gas. We expect our natural gas usage to be approximately 140,000 MMBTU per month when producing ethanol at a rate of 60 million gallons per year. We have secured firm pipeline capacity for natural gas delivery of 4,000 MMBTU per day and are working towards securing additional pipeline capacity to accommodate our planned, but indefinitely delayed, expansion.

20

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Over the past two to three years natural gas has been available only at prices exceeding historical averages. These heightened prices increase our costs of production.  Natural gas prices recently have declined from their peak in mid 2008, and we expect natural gas prices to remain lower than prices witnessed in recent years.  Storage capacity for natural gas is virtually full, and all indications are that it will continue to remain full through the injection season, providing ample supply as we end the winter demand season.  Cooler than normal temperatures this summer have reduced the demand for electricity generation, which has also helped keep downward pressure on natural gas prices.  Hurricane season (June through November) always has the potential to affect prices, and should we experience an active season, natural gas prices would be pushed higher if production capacity is idled.  A colder than usual winter also has the potential to reduce inventories of natural gas and increase prices.  Any unforeseen price rises in crude oil would also affect natural gas prices, causing them to increase higher than current price levels.  If natural gas prices were to return to higher prices relative to historical average levels, it will continue to have a negative impact on our cost of goods sold.  We have secured a marketing firm and energy consultant for our natural gas supply and will continue to work with these parties on an ongoing basis to mitigate our exposure to volatile gas prices.  As of September 30, 2009, the Company had forward contracts to purchase approximately 682,000 MMBTU of natural gas during the months of October 2009 through June 2010 at an average price of approximately $5.85 per MMBTU.

Gross Margin.  Gross margin for the three months ended September 30, 2009 was a loss of $1,725,075, a 69% decrease from the gross margin loss of $5,441,563 for the three months ended September 30, 2008.  This increase is due primarily to the 40% decrease in revenues and 43% decrease in cost of goods sold discussed above (see “Revenue” and “Cost of Goods Sold” above).

In the three months ending September 30, 2009, our ethanol-corn price spread was approximately $0.94, as compared to a spread of approximately $0.98 for the same period in 2008, a 4% decrease.  Our gross margins as a percentage of revenue for the three months ended September 30, 2009 and 2008 were approximately negative 7.5% and approximately negative 14.4%, respectively.  We calculate our spread as the price we receive per gallon of ethanol, multiplied by the number of gallons of ethanol produced per bushel of corn, minus the price we paid per bushel of corn.  The calculation of our spread does not take into account sales of distillers grains or expenses from inputs other than corn, including the natural gas we use to dry our distillers grains.  The spread between the price we receive for our products and the costs of our raw materials may not continue at a favorable rate in the future.  The potentially increasing supply of ethanol may continue to outpace the demand for ethanol, placing additional downward pressure on our selling price and further eroding our margins.  The increased production of ethanol from corn may contribute to the already increasing demand for corn and put pressure on corn supplies, thereby increasing our cost of corn and reducing our profit margin.  A decrease in profit margin will adversely affect our financial performance.

21

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Operating Expenses.  Operating expenses were $655,869 for the three months ended September 30, 2009, a 4% decrease from the $681,085 for three months ended September 30, 2008.   Operating expenses as a percentage of revenues were 2.9% and 1.8% for the three months ended September 30, 2009 and September 30, 2008, respectively.

Operating Income(Loss).  We realized an operating loss for the three months ended September 30, 2009 of $2,380,944, or a negative 10.4% of revenues.  Operating loss for the three months ended September 30, 2008 totaled $6,122,648, or a negative 16.2% of revenues.  The decrease in operating loss for the three months ended September 30, 2009 compared to the three months ended September 30, 2008 is primarily a result of the decrease in “Revenues” and “Cost of Goods Sold” (discussed above).

Other Income (Expense).  Our other income (expense) for the three months ended September 30, 2009 was an income of $346 as compared to an income of $147,301 for the three months ended September 30, 2008.  Our other income (expense) items at September 30, 2009 consisted primarily of interest and miscellaneous income.

Comparison of the nine months ended September 30, 2009 and 2008

The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statements of operations for the nine months ended September 30, 2009 and 2008:

	Nine months ended September 30, 2009 (Unaudited)			Nine months ended September 30, 2008 (Unaudited)
Income Statement Data	Amount		%	Amount		%
Revenues		$73,698,325	100.0		$108,302,919	100.0

Cost of Goods Sold		$75,922,432	103.0		$92,742,985	85.6

Gross Margin (Loss)	$	(2,224,107)	(3.0)		$15,559,934	14.4

Operating Expenses		2,123,855	2.9		$2,585,650	2.4

Operating Income (Loss)	$	(4,347,962)	(5.9)		$12,974,284	12.0

Other Income (Expense)		$272,947	0.4	$	(588,194)	(0.6)

Net Income (Loss)	$	(4,075,015)	(5.5)		$12,386,090	11.4

22

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Revenues.  Revenues from operations for the nine months ended September 30, 2009 totaled $73,698,325.  In the nine months ended September 30, 2009, ethanol sales comprised approximately 82% of our revenues and distillers grain sales (DGS) comprised approximately 18% of our revenues.  Revenues from operations for the nine months ended September 30, 2008 totaled $108,302,919, of which ethanol sales comprised approximately 84.5% and distillers grains sales comprised approximately 15.5%.  The 32% decrease in revenues for the nine months ended September 30, 2009 as compared to the same period in the previous year is due primarily to a decrease in the price of ethanol and a decrease in the price of distillers grains, as discussed in “RESULTS OF OPERATIONS -- Comparison of the three months ended September 30, 2009 and 2008.”

Cost of Goods Sold.  Our cost of goods sold for the nine months ended September 30, 2009 totaled $75,922,432 as compared to $92,742,985 for the nine months ended September 30, 2008.  The 18% decrease in cost of goods sold in the nine months ended September 30, 2009 as compared to the same period in 2008 is primarily a net result of a decrease in the price of corn and a decrease in the price of natural gas, offset slightly by an approximate $2,900,000 loss from our hedging activities related to our corn-related derivative instruments compared to a gain of $6,000,000 in the same nine months the previous year.  For further discussion see “RESULTS OF OPERATIONS -- Comparison of the three months ended September 30, 2009 and 2008.”

Gross Margin.  Gross margin for the nine months ended September 30, 2009 was a loss of $2,224,107, a decrease of 114% from the gross profit of $15,559,934 for the nine months ended September 30, 2008.  This decrease is due primarily to the 32% decrease in revenues and the 18% decrease in cost of goods sold discussed above.

In the nine months ending September 30, 2009, our ethanol-corn price spread was approximately $1.61, as compared to a spread of approximately $1.40 for the same period in 2008, a 15% increase.  However, despite the increase, our margins decreased due to the hedge loss we recognized in the nine months ended September 30, 2009 compared to the hedge gain we recognized in the nine months ended September 30, 2008. Our gross margins as a percentage of revenue for the three months ended September 30, 2009 and 2008 were approximately negative 3% and approximately 14.4%, respectively.  For further discussion regarding the calculation of our spread, see “RESULTS OF OPERATIONS -- Comparison of the three months ended September 30, 2009 and 2008.”

Operating Expenses.  Operating expenses were $2,123,855 for the nine months ended September 30, 2009 as compared to $2,585,650 for nine months ended September 30, 2008.  The 18% decrease in operating expenses is primarily a net result of a decrease in general and administrative labor expense and insurance, partially offset by an increase in professional fees and other administrative expenses for the nine months ended September 30, 2009 over the same period in 2008.  Operating expenses as a percentage of revenues were 2.9% and 2.4% for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Operating Income.  We realized an operating loss for the nine months ended September 30, 2009 of $4,347,962, or a negative 5.9% of revenues.  Operating income for the nine months ended September 30, 2008 totaled $12,974,284, or 12% of revenues.  The decrease in operating income for the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008 is primarily a result of the decrease in “Gross Margin” (discussed above).

23

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Other Income (Expense).  Our other income (expense) for the nine months ended September 30, 2009 was an income of $272,947 as compared to an expense of $588,194 for the nine months ended September 30, 2008.  Our other income (expense) items at September 30, 2009 consisted primarily of interest and miscellaneous income.  Our other income (expense) items at September 30, 2008 consisted primarily of equity in net loss of investment.

Changes in Financial Condition for the nine months ended September 30, 2009 Compared to the Fiscal Year ended December 31, 2008.

Assets totaled $66,894,826 on September 30, 2009, as compared to $71,772,871 on December 31, 2008.  Current assets totaled $14,172,239 on September 30, 2009, as compared to $17,222,301 on December 31, 2008.  This change resulted from (i) a reduction in cash and cash equivalents on hand, which is primarily a result of a decrease in cash from operations, the $2,847,500 cash used for our member distributions in February 2009, and approximately $3,000,000 used for capital expenditures and construction in process and (ii) an approximate $2,900,000 net increase in our restricted cash and derivative instruments.

Current liabilities were $5,260,564 on September 30, 2009, as compared to $5,613,705 on December 31, 2008.  Long-term debt, less current maturities, totaled $2,397,611 on September 30, 2009, as compared to $0 on December 31, 2008.  Our increase in long-term debt is due to our term loan, as discussed below in “ Short-Term and Long-Term Debt Sources.”

Members’ equity totaled $59,236,651 on September 30, 2009, as compared to $66,159,166 on December 31, 2008.  This change is a result of our net loss for the nine months ending September 30, 2009 and the $2,847,500 membership distribution paid out in February 2009.

Liquidity and Capital Resources

Comparison of the nine months ended September 30, 2009 and 2008

The following table shows cash flows for the nine months ended September 30, 2009 and 2008:

	Nine months ended September 30
	2009		2008
Net cash provided by (used in) operating activities	$	(2,418,609)		$15,981,965
Net cash used in investing activities	$	(2,993,274)	$	(6,796,818)
Net cash used in financing activities	$	(40,500)	$	(23,903,939)

Cash Flow Provided by (Used In) Operations.  Our net cash flow provided by (used in) operating activities for the nine months ended September 30, 2009 was an expenditure of $2,418,609, as compared to net cash flow of $15,981,965 for the same period the previous year.  The decrease in net cash flow from operating activities for the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008 was primarily due to the changes discussed in “Revenues” and “Gross Profit” above. Our capital needs are adequately met through cash from our operating activities and our current credit facilities.

24

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Cash Flow Used In Investing Activities.  Our net cash flow used in investing activities for the nine months ended September 30, 2009 constituted expenditures of $2,993,274, as compared to expenditures of $6,796,818 for the nine months ended September 30, 2008.  During the nine months ended September 30, 2009, First Missouri Energy, LLC, an entity in which the Company had invested, sold the land owned by First Missouri Energy, LLC for approximately $1,430,000.  These monies were distributed to the members of First Missouri Energy, including $162,067 to United Wisconsin Grain Producers, LLC.

We presently estimate that an additional $28,000,000 will be required to construct Phase II of our capacity expansion, all of which is expected to be financed from a portion of cash flows from operations and additional debt financing.  See “ Plant Expansion and Construction in Process” below.  We expect that Phase II of our expansion will provide additional ethanol production capacity of 30 million gallons per year at our Friesland plant site.  Tightening industry profit margins have led us to put this expansion on hold indefinitely.  We currently estimate the 30 million gallon per year expansion facility will not be complete by the second quarter of 2010, as we had previously projected, due to the indefinite delay.  Utilizing cash generated from operations for the plant expansion, if and when we proceed with the expansion, may impact our ability to pay out future member distributions.  Our projections are based upon our historical operating costs and historical revenues.  However, our past financial performance may not accurately predict future results.

Cash Flow Provided by ( Used In ) Financing Activities.  Our net cash flow used in financing activities for the nine months ended September 30, 2009 constituted expenditures of $40,500, as compared to expenditures of $23,903,939 for the nine months ended September 30, 2008.  During the nine months ended September 30, 2009, we made cash distributions to our members in the amount of $2,847,500 as compared to $12,870,000 in the nine months ended September 30, 2008.  These distributions were financed with cash from operations.   Additionally, during the nine months ended September 30, 2009, we obtained a term loan in the amount of $4,000,000, as discussed below in “ Short-Term and Long-Term Debt Sources” as compared to the nine months ended September 30, 2008, when we paid off our outstanding term debt.  Although our term loan is in the amount of $4,000,000, as of September 30, 2009, we have been advanced only $2,857,000 of this amount.   Finally, during the nine months ended September 30, 2009, we did not repurchase any membership units, as compared to the nine months ended September 30, 2008, when we used $677,800 to repurchase membership units.

Short-Term and Long-Term Debt Sources

On April 2, 2009 we signed agreements with Farmers & Merchants Union Bank to increase our revolving line of credit from $5,000,000 to $10,000,000 and borrow an additional $4,000,000.  The interest rate on amounts we borrow under the line of credit is a variable rate of 2.0% over the highest US Prime Rate as published in the Wall Street Journal “Money Table”.  The interest rate adjusts as and when the index rate changes.  Interest is due monthly on this revolving credit facility.  No prepayment fees exist on the revolving credit facility; however, we are required to pay a commitment fee equal to 0.50% per year of the average daily unused portion of the line of credit.  The maturity date of our line of credit is April 1, 2012

Our $4,000,000 term loan is at a fixed interest rate of 6.25%.  Although our term loan is in the amount of $4,000,000, as of September 30, 2009, we have been advanced only $2,857,000 of this amount.  The term loan requires us to pay monthly payments of accrued interest until November 1, 2009.  Starting on that date, we are required to make 59 equal monthly payments of principal and interest in the amount of $77,975, followed by one final payment of the unpaid principal and all accrued interest remaining on the date the note evidencing the term loan is due, October 1, 2014.  If we prepay the term loan, we must pay a prepayment penalty of 1.0% of the outstanding loan balance, unless we can establish that the source of the prepayment is derived from our business operations.  Additionally, we were required to pay a loan origination fee equal to 10 basis points.

25

Table of Content s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Our revolving credit facility and our term loan are subject to protective covenants requiring us to maintain various financial ratios. We are required to maintain a minimum book value net worth of $50,000,000 and maintain a monthly working capital position of $7,500,000.  We must receive written approval from our lender to exceed $1,000,000 in annual capital expenditures and we must obtain consent prior to making membership distributions in excess of 50% of the previous year’s net income, excluding state and federal incentive payments.  Finally, we are prohibited from making investments not directly for the benefit of our existing plant site.  As of September 30, 2009, we are in compliance with all of our financial debt covenants.  The revolving line of credit and the term loan are secured by substantially all of our assets.

We expect to obtain additional debt financing of between approximately $14,000,000 and $21,000,000 when and if we proceed with Phase II of our expansion, which would increase our production capacity to 90 million gallons per year.  However, this expansion has been indefinitely delayed due to tightening industry profit margins.  See “ Plant Expansion and Construction in Process ” below.

Plant Expansion and Construction in Process

During the three months ended September 30, 2009, we completed installation of a regenerative thermal oxidizer (RTO), a $3,150,000 project our Board approved on March 10, 2008.  We also completed the corn oil extraction system, a $3,671,000 project our Board approved on July 14, 2008.  Both projects were within budget with the total cost being approximately $5,800,000.  The projects were financed with a combination of cash from operations and debt financing.

In December 2007, we substantially completed an expansion of our plant capacity to 60 million gallons (“Phase I” of our expansion).  We began operating at this expanded capacity in July 2008; however, for the period of September 2008 through February 2009, we operated at less than full capacity due to tightening industry margins.  Phase I of our expansion increased the capacity of our grind, cook and fermentations systems.  Phase II of our expansion involves the distillation and downstream process on additional “beer,” the product removed from the fermentors after fermentation is complete.  The total estimated cost of this work, which will increase plant capacity by 30 million gallons, is $28,000,000.  The Board approved $16,700,000 for the development, design and completion of the distillation, dehydration and evaporation components of the Phase II expansion project on June 11, 2007.  The project is approximately 5% complete, which represents the early planning and design work.  We have paid for the work to date with cash from operations.  Phase II of our expansion is presently on hold due to management’s decision to re-examine the energy source and review new technologies, and due to the erosion of industry profit margins.  Should this project move forward, the Company expects to finance the project with approximately 40% to 60% debt financing and approximately 40% to 60% cash from operations.  If we are unsuccessful in obtaining such additional debt financing, we will not be able to construct Phase II of our expansion.

26

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Off Balance Sheet Arrangements.

We currently do not have any off-balance sheet arrangements.

Application of Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  We had the following critical accounting estimates as of the nine months ended September 30, 2009.

We review long-lived assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable.  Impairment testing for assets requires various estimates and assumptions, including an allocation of cash flows to those assets and, if required, an estimate of the fair value of those assets.  Our estimates are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable. These valuations require the use of management’s assumptions, which do not reflect unanticipated events and circumstances that may occur.  In our analysis, we consider future corn costs and ethanol prices, break-even points for our plant and our risk management strategies in place through our derivative instruments and forward contracts.  Given the significant assumptions required and the possibility that actual conditions will differ, we consider the assessment of impairment of our long-lived assets to be a critical accounting estimate.

Our allowance for doubtful accounts was $54,000 and $59,000 at September 30, 2009 and December 31, 2008, respectively.  These amounts are based on our historical experience and take into account factors such as our marketing agreements in place for the marketing and sale of all of our ethanol and a portion of our distillers grains, the payment due date for such ethanol and distillers grains relative to when our marketers take possession of the products, and our past success in collecting payment for the ethanol and distillers grains sold pursuant to our marketing agreements.  Because our allowance for doubtful accounts is based in part on our assumption that our future collection of accounts will be similar to our historical experiences, we consider this to be a critical accounting estimate.

27

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

Item 3.  Quantitative and Qualitative Disclosures About Market Risk.

We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn, natural gas and ethanol. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Interest Rate Risk

We are exposed to market risk from changes in interest rates.  On April 2, 2009, we signed an agreement for a new revolving line of credit , which bears a variable interest rate.  This line of credit replaced our previous line of credit.  Our $4,000,000 term loan has a fixed interest rate.   At September 30, 2009 , our exposure to interest rate risk resulted primarily from the variable interest rate for borrowings against our revolving line of credit. At September 30, 2009, we had no borrowings against our revolving line of credit .  The specifics of our revolving line of credit and term loan are discussed in greater detail in “Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Short-Term and Long-Term Debt Sources.”

Below is a sensitivity analysis we prepared regarding our income exposure to changes in interest rates. The sensitivity analysis below shows the anticipated effect on our income from a 10% adverse change in interest rates for a one year period.

Outstanding Variable Rate Debt at 9/30/09	Interest Rate at 9/30/09	Adverse 10% Change in Interest Rates	Annual Adverse Change to Income
$0	5.25%	.525%	$0

Commodity Price Risk

We seek to minimize the risks from fluctuations in the prices of raw material inputs, such as corn and natural gas, and finished products, such as ethanol and distillers grains, through the use of hedging instruments.  In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate.  Although we believe our hedge positions accomplish an economic hedge against our future purchases and sales, management has chosen not to use hedge accounting, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We are using fair value accounting for our hedge positions, which means as the current market price of our hedge positions changes, the realized or unrealized gains and losses are immediately recognized in our cost of goods sold or as an offset to revenues. The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged.

As corn prices move in reaction to market trends and information, our income statement will be affected depending on the impact such market movements have on the value of our derivative instruments.  Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for us.

28

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

A sensitivity analysis has been prepared to estimate our exposure to ethanol, corn and natural gas price risk. Market risk related to these factors is estimated as the potential change in income resulting from a hypothetical 10% adverse change in the fair value of our corn and natural gas prices and average ethanol price as of September 30 , 2009, net of the forward and futures contracts used to hedge our market risk for corn and natural gas usage requirements.  The volumes are based on our expected use and sale of these commodities for a one year period from September 30, 2009.  As of September 30, 2009, approximately 61% of our estimated corn usage, 40% of our anticipated natural gas usage and 57% of our ethanol sales over the next 12 months were subject to fixed price or index contracts where a price has been established with an exchange.  The results of this analysis, which may differ from actual results, are as follows:

	Estimated Volume Requirements for the next 12 months (net of forward and futures contracts)	Unit of Measure	Hypothetical Adverse Change in Price as of 6/30/2009	Approximate Adverse Change to Income
Natural Gas	998,000	MMBTU	10%	$450,000
Ethanol	25,300,000	Gallons	10%	$4,048,000
Corn	8,100,000	Bushels	10%	$3,200,000

Item 4.  Controls and Procedures

Our management, including our Chief Executive Officer (the principal executive officer), Jeff Robertson, along with our Chief Financial Officer (the principal financial officer), Barb Bontrager, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities Exchange Act of 1934, as amended) as of September 30 , 2009.  Based on this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act  is recorded, processed, summarized and reported within the time periods specified in the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Our management, consisting of our principal executive officer and principal financial officer, have reviewed and evaluated any changes in our internal control over financial reporting that occurred during the fiscal quarter ended September 30 , 2009 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

29

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

PART II.     OTHER INFORMATION

Item 1.

 Legal Proceedings

From time to time in the ordinary course of business, we may be named as a defendant in legal proceedings related to various issues, including without limitation, workers’ compensation claims, tort claims, or contractual disputes.  We are not currently a party to any material pending legal proceedings and we are not currently aware of any such proceedings contemplated by governmental authorities.

Item 1A.  Risk Factors

The following Risk Factors are provided due to material changes from the Risk Factors previously disclosed in our Annual Report on Form 10-K.  The Risk Factors set forth below should be read in conjunction with the Risk Factors section and the Management’s Discussion and Analysis section for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K.

The spread between ethanol and corn prices can vary significantly, which could prevent us from operating the ethanol plant profitably.  Corn costs significantly impact our cost of goods sold.  The spread between the price of ethanol and the price we pay per bushel of corn has fluctuated significantly in the past and may continue to fluctuate significantly in the future.  The spread between the price of ethanol and price of corn may continue to be volatile and may lead to volatility in our net income and could lead to negative operating margins in the future.  Any reduction in the spread between ethanol and corn prices, whether as a result of an increase in corn prices or a reduction in ethanol prices, could prevent us from operating the ethanol plant profitably.  Our inability to operate the ethanol plant profitably for an extended period of time may reduce or eliminate the value of our units.

Demand for ethanol may not continue to grow unless ethanol can be blended into gasoline in higher percentage blends for conventional automobiles, which could impact our ability to operate profitably.  Currently, ethanol is blended with conventional gasoline for use in standard (non-flex fuel) vehicles to create a blend which is 10% ethanol and 90% conventional gasoline.  Estimates indicate that approximately 135 billion gallons of gasoline are sold in the United States each year.  Assuming that all gasoline in the United States is blended at a rate of 10% ethanol and 90% gasoline, the maximum demand for ethanol is 13.5 billion gallons.  This is commonly referred to as the “blending wall” which represents a theoretical limit where more ethanol cannot be blended into the national gasoline pool.  Many believe that the ethanol industry will reach this blending wall in 2009 or 2010.  However, the Renewable Fuels Standard (RFS) requires that 36 billion gallons of renewable fuels must be blended in the United States by 2022.  In order to meet the RFS and expand demand for ethanol, higher blends of ethanol must be utilized in conventional automobiles.  Such higher blends of ethanol have recently become a contentious issue.  Automobile manufacturers and environmental groups have fought against higher ethanol blends.  Currently, state and federal regulations prohibit the use of higher ethanol blends in conventional automobiles and automobile manufacturers have stated that using higher percentage blends of ethanol in conventional automobiles would void the manufacturer’s warranty.  Without increases in the allowable percentage blends of ethanol, demand for ethanol may not continue to increase which could decrease the selling price of ethanol and could result in our inability to operate the ethanol plant profitably.

30

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

We may be unsuccessful in marketing our own ethanol, which could impact our ability to operate profitably.  We currently sell the ethanol we produce to Noble Americas Corp. (“Noble”) pursuant to our ethanol marketing agreement with Noble.  Noble is the sole buyer of all of our ethanol, and we rely heavily on its marketing efforts to successfully sell our product.  One June 4, 2009, we provided notice to Noble of the termination of our ethanol marketing agreement, effective as of the end of the initial two-year term of the agreement in January 2010.  Therefore, beginning in January 2010, we expect to market and sell our own ethanol.  By marketing our own ethanol, we will not have to pay marketing fees to a third party marketer.  However, we have no experience in marketing our own ethanol and may be unsuccessful in doing so, which may result in our inability to operate the ethanol plant profitably and may reduce or eliminate the value of our units.

Item 2.

Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.

 Defaults Upon Senior Securities

None.

Item 4.

Submission of Matters to a Vote of Security Holders

None.

Item 5.

Other Information

None.

Item 6.

Exhibits

(a)

The following exhibits are filed as part of this report:

Exhibit No.	Exhibit

31.1	Certificate pursuant to 17 CFR 240.13a-14(a).
31.2	Certificate pursuant to 17 CFR 240.13a-14(a).
32.1	Certificate pursuant to 18 U.S.C. Section 1350.
32.2	Certificate pursuant to 18 U.S.C. Section 1350.

31

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Date:	November 13, 2009	/s/ J.F. Robertson
J.F. Robertson
Chief Executive Officer (Principal Executive Officer)

Date:	November 13, 2009	/s/ Barb Bontrager
Barb Bontrager
Chief Financial Officer (Principal Financial and Accounting Officer)

32

Table of Co ntent s

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Notes to Condensed Financial Statements (Unaudited)

September 30, 2009

EXHIBIT INDEX

Exhibit No.	Description
31.1	Certificate pursuant to 17 CFR 240.13a-14(a).
31.2	Certificate pursuant to 17 CFR 240.13a-14(a).
32.1	Certificate pursuant to 18 U.S.C. Section 1350.
32.2	Certificate pursuant to 18 U.S.C. Section 1350.

33

UNITED WISCONSIN GRAIN PRODUCERS, LLC

PROXY

SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON___________, 20__

MEMBER NAME:_________________________________________________________________________________________

NUMBER OF MEMBERSHIP UNITS:_________________________________________________________________________

Vote by Mail or Facsimile:

1)  Read the Proxy Statement

2)  Check the appropriate boxes below

3)  Sign and date the proxy card

4) Return the proxy card in the envelope provided or via fax to (920) 348-5009 no later than _:__ _.m. on ___________, _______________, 20__.

The undersigned hereby appoints Robert J. Miller, Chairman and President, and Robert T. Lange, Secretary, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on ___________, _____________, 20__, at ___________________ in ___________________, Wisconsin, and at adjournment thereof, on any matters coming before the meeting.

Said Proxies will vote on the proposals set forth in the notice of special meeting and proxy statement as specified on this card.  If a vote is not specified, said Proxies will vote in favor of the proposals listed below.  If any other matters properly come before the special meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Our directors unanimously recommend that you vote "FOR" the proposals.

1.

For approval of the proposed amendments to the Amended and Restated Operating Agreement of United Wisconsin Grain Producers, LLC contained in the Second Amended and Restated Operating Agreement and adoption of the Second Amended and Restated Operating Agreement.

☐  FOR

☐  AGAINST

☐ ABSTAIN

2.

For approval of the Reclassification of units held by unit holders who are the record holders of 50 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49 or fewer than 11 units into Class B Units, and the units held by unit holders who are the record holders of 10 or fewer units into Class C Units.

☐  FOR

☐  AGAINST

☐  ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes above.  This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting.   The Proxies cannot vote your units unless you sign and return this card.

If either of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.

Please sign exactly as your name appears on your unit certificate.  When units are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:____________________________________

_________________________________________

Signature of Unit Holder

Date:_____________________________________

__________________________________________
Signature of Joint Unit Holder